As filed with the Securities and Exchange Commission on November 20, 2018

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Schultze Special Purpose Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	6770	83-0891815
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

800 Westchester Avenue

Suite 632

Rye Brook, NY 10573

(914) 701-5260

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

George J. Schultze, Chairman, Chief Executive Officer and President

Scarlett Du, Secretary

Schultze Special Purpose Acquisition Corp.

800 Westchester Avenue, Suite 632

Rye Brook, NY 10573

(914) 701-5260

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Alan I. Annex, Esq. Jason T. Simon, Esq. Greenberg Traurig, LLP Met Life Building 200 Park Avenue New York, NY 10166 (212) 801-9200 (212) 801-6400 —Facsimile	David Alan Miller, Esq. Jeffrey M. Gallant, Esq. Graubard Miller The Chrysler Building 405 Lexington Avenue New York, NY 10174 (212) 818-8800 (212) 818-8881 — Facsimile

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this registration statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box. ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒	Smaller reporting company	☐
		Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

CALCULATION OF REGISTRATION FEE

Title of each Class of Security being registered	Amount being Registered	Proposed Maximum Offering Price Per Security(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Units, each consisting of one share of common stock, $0.0001 par value, and one warrant	17,250,000 Units(2)	$10.00	$172,500,000	$20,907

Shares of common stock included as part of the units (3)	17,250,000 Shares(4)	-	-		(6)

Warrants included as part of the units	17,250,000 Warrants(5)	-	-		(6)

Total			$172,500,000	$20,907

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

(1) Estimated solely for the purpose of calculating the registration fee.

(2) Includes 2,250,000 units, consisting of 2,250,000 shares of common stock and 2,250,000 warrants, which may be issued upon exercise of a 45-day option granted to the underwriters to cover over-allotments, if any.

(3) Pursuant to Rule 416 under the Securities Act, there are also being registered an indeterminable number of additional securities as may be issued to prevent dilution resulting from stock splits, stock dividends or similar transactions.

(4) Includes 2,250,000 shares of common stock which may be issued upon exercise of a 45-day option granted to the underwriters to cover over-allotments, if any.

(5) Includes 2,250,000 warrants which may be issued upon exercise of a 45-day option granted to the underwriters to cover over-allotments, if any.

(6) Pursuant to Rule 457(g) under the Securities Act, no additional fee.

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The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED November 20, 2018

PRELIMINARY PROSPECTUS

$150,000,000
Schultze Special Purpose Acquisition Corp.
15,000,000 Units

Schultze Special Purpose Acquisition Corp. is a blank check company formed for the purpose of entering into a merger, stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities, which we refer to as a “target business.” Our efforts to identify a prospective target business will not be limited to a particular industry or geographic region, although we intend to initially focus our search on identifying a prospective target business that has experienced a financial restructuring. We do not have any specific business combination under consideration and we have not (nor has anyone on our behalf), directly or indirectly, contacted any prospective target business or had any substantive discussions, formal or otherwise, with respect to such a transaction.

If we are unable to consummate an initial business combination within 18 months from the closing of this offering, we will, as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding shares of common stock that were sold as part of the units in this offering, which we refer to collectively as our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account net of interest that may be used by us to pay our franchise and income taxes payable and $150,000 for any dissolution or liquidation related expenses, as applicable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law and as further described herein.

This is an initial public offering of our securities. Each unit that we are offering has a price of $10.00 and consists of one share of common stock and one warrant. Each warrant entitles the holder to purchase one share of common stock at a price of $11.50. Each warrant will become exercisable on the later of 30 days after the completion of an initial business combination or 12 months from the closing of this offering and will expire on the fifth anniversary of our completion of an initial business combination, or earlier upon redemption or liquidation. We have granted to EarlyBirdCapital, Inc., the representative of the underwriters, a 45-day option to purchase up to an additional 2,250,000 units to cover over-allotments, if any.

Schultze Special Purpose Acquisition Sponsor, LLC, which we refer to throughout this prospectus as our “sponsor,” committed to purchase from us an aggregate of 4,550,000 warrants or “private placement warrants,” at $1.00 per warrant (for a total purchase price of $4,550,000). This purchase shall take place on a private placement basis that will occur simultaneously with the consummation of this offering. Our sponsor has also agreed that if the over-allotment option is exercised by the underwriters in full or in part, it will purchase from us up to an additional 450,000 private placement warrants at a price of $1.00 per warrant. These additional private placement warrants will be purchased in a private placement that will occur simultaneously with the purchase of units resulting from the exercise of the over-allotment option. The private placement warrants are identical to the warrants being sold as part of the units in this offering, subject to certain limited exceptions as described in this prospectus.

There is presently no public market for our units, shares of common stock or warrants. We have applied to list our units on the Nasdaq Capital Market, or Nasdaq, under the symbol “SAMAU” on or promptly after the date of this prospectus. The common stock and warrants comprising the units will begin separate trading on the 90th day following the date of this prospectus unless EarlyBirdCapital informs us of its decision to allow earlier separate trading, subject to our filing a Current Report on Form 8-K with the SEC containing an audited balance sheet reflecting our receipt of the gross proceeds of this offering and the sale of the private placement warrants and issuing a press release announcing when such separate trading will begin. Once the securities comprising the units begin separate trading, we expect that the common stock and warrants will be traded on Nasdaq under the symbols “SAMA” and “SAMAW,” respectively.

We are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act and will therefore be subject to reduced public company reporting requirements.

Investing in our securities involves a high degree of risk. See “Risk Factors” beginning on page 18 of this prospectus for a discussion of information that should be considered in connection with an investment in our securities.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Unit	Total
Public Offering Price	$10.00	$150,000,000
Underwriting Discount(1)	$0.20	$3,000,000
Proceeds to Schultze Special Purpose Acquisition Corp. (before expenses)	$9.80	$147,000,000

(1)	The underwriters will receive additional compensation to the underwriting discount. Please see the section titled “Underwriting” for further information relating to the underwriting arrangements agreed to between us and the underwriters in this offering.

Upon consummation of the offering, $10.00 per unit sold to the public in this offering (regardless of whether the over-allotment option is exercised in full or part) will be deposited into a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except as described in this prospectus, these funds will not be released to us until the earlier of the completion of a business combination and our redemption of our public shares.

The underwriters are offering the units on a firm commitment basis. The underwriters expect to deliver the units to purchasers on or about , 2018.

EarlyBirdCapital, Inc.	BTIG

         , 2018

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You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized anyone to provide you with different information. We are not, and the underwriters are not, making an offer of these securities in any jurisdiction where the offer is not permitted.

SCHULTZE SPECIAL PURPOSE ACQUISITION CORP.

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PROSPECTUS SUMMARY

This summary only highlights the more detailed information appearing elsewhere in this prospectus. As this is a summary, it does not contain all of the information that you should consider in making an investment decision. You should read this entire prospectus carefully, including the information under “Risk Factors” and our financial statements and the related notes included elsewhere in this prospectus, before investing. References in this prospectus to “we,” “us” or “our company” refer to Schultze Special Purpose Acquisition Corp. References in this prospectus to our “public shares” are to shares of our common stock sold as part of the units in this offering (whether they are purchased in this offering or thereafter in the open market) and references to “public stockholders” refer to the holders of our public shares, including our sponsor (as defined below), officers and directors to the extent they purchase public shares, provided that their status as “public stockholders” shall only exist with respect to such public shares. References in this prospectus to our “management” or our “management team” refer to our officers, directors and director nominees and references to our “sponsor” refer to Schultze Special Purpose Acquisition Sponsor, LLC, a company affiliated with our executive officers. References in this prospectus to our “founders’ shares” refer to our shares of common stock initially purchased by our initial stockholders in private sales prior to this offering and references to our “initial stockholders” refer to the holders of our founders’ shares prior to this offering. References in this prospectus to our “private placement warrants” refer to the warrants we are selling in a private placement simultaneously with the closing of this offering. Unless we tell you otherwise, the information in this prospectus assumes that the underwriters will not exercise their over-allotment option.

General

We are a blank check company formed pursuant to the laws of the State of Delaware on June 11, 2018 for the purpose of entering into a merger, stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. While our efforts in identifying a prospective target business for our initial business combination will not be limited to a particular industry or geographic region, we intend to initially focus our search on companies that have experienced and emerged from a financial restructuring, as described below. We do not have any specific business combination under consideration and we have not had any substantive discussions, formal or otherwise, with respect to such a transaction.

Business Strategy

Our sponsor is an affiliate of Schultze Asset Management, LP, an alternative investment management firm founded in 1998 that focuses on distressed, special situation and event-driven securities. Schultze Asset Management’s investment objective is to achieve exceptional risk-adjusted capital appreciation through investments in various securities of companies in financial and/or legal distress or which have recently emerged from financial reorganizations or lawsuits. Since inception, the firm has invested over $3.2 billion in investments across numerous market cycles. At the core of the firm’s strategy is deep-rooted, credit- and equity-based fundamental analysis, leveraging the team’s distressed, legal, bankruptcy and financial expertise. Schultze Asset Management believes that distressed securities can often be purchased at discounts to intrinsic value given the complexities surrounding their restructuring. The firm complements its liquid investment strategy with illiquid investments where it has taken an active approach to managing such investments often through participation on credit committees, liquidating trusts and board positions. The firm has successfully deployed its active investment strategy in 11 companies involving over $450.0 million of invested capital.

Schultze Asset Management and members of our management team have significant experience in identifying, investing in and operating businesses that have successfully emerged from a financial re-organization. We believe our affiliation with Schulze Asset Management and the significant financial and operational restructuring expertise of our team provide us with important competitive advantages for sourcing, pursuing and evaluating an initial business combination within our target universe.

We intend to focus on pursuing acquisitions of target companies that have completed and emerged from a financial restructuring, which may have included a Chapter 11 bankruptcy court protection filing. Owners of post-restructuring companies typically benefit from a significant reduction in liabilities including lower financial indebtedness, employee benefit obligations, litigation liabilities, contractual commitments and a generally lower operating cost structure. Such target companies often have underexploited opportunities for continued growth as a result of prior under-investment. Further, management teams often exit restructurings with increased financial and operating discipline and with meaningful equity ownership. Given the inefficiencies that exist in the post-reorganization market, we believe a business combination within our target universe can be completed at a discount to its intrinsic value and publicly-traded peers.

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We believe a business combination through a blank check company provides meaningful benefits to owners of post-reorganization companies, with whom we will seek to transact with, and our investors. Owners of post-reorganization companies are often former creditors, including banks, who are not natural owners of equity securities. We believe a business combination with us may provide a significant monetization event for owners desiring liquidity as well as continued equity participation for those desiring continued ownership. Further, target companies can benefit from access to a public vehicle to support organic and inorganic growth initiatives by combining with us. Our investors can benefit from ownership in a business with significantly reduced liabilities, an enhanced operating structure and a highly motivated management team.

Following our initial business combination, we intend to assist the target company in creating shareholder value which may include through board and/or senior management representation. As a result of our team’s experience, we believe we can add value post-transaction to ensure proper corporate governance and alignment of management incentives, develop an operational and financial strategy to pursue continued organic and inorganic growth initiatives and to assist with capital raising and capital structure optimization.

The past performance of Schultze Asset Management, the members of our management team or their affiliates is not a guarantee that we will be able to identify a suitable candidate for our initial business combination or of success with respect to any business combination we may consummate. You should not rely on the historical record of the performance of Schultze Asset Management, our management or any of their affiliates as indicative of our future performance.

Acquisition Criteria

Consistent with our business strategy of focusing on those targets which have completed a financial restructuring and can be valued at a discount to their intrinsic value and publicly-traded peers, we have identified the following additional general criteria and guidelines that we believe are important in evaluating prospective target businesses. We intend to use these criteria and guidelines in evaluating acquisition opportunities, but we may decide to enter into our initial business combination with a target business that does not meet any of these criteria and guidelines.

•	Enterprise Value: We intend to focus our efforts on seeking and completing an initial business combination with an enterprise that has a value of between $400.0 million to $1.0 billion;

•	Financial Well-Being: We expect to primarily target an initial business combination with a fundamentally sound company which was previously financially troubled, which can often occur through previously excessive leverage, challenging industry conditions, material litigation, regulatory shifts, macroeconomic events, performance disruptions, lack of management execution or any combination thereof;

•	Leading Industry Market Position: We intend to pursue companies whose products or services have leading positions within their respective markets with sustainable competitive advantages and natural barriers to market entry;

•	Solid Free Cash Flow Generation: We will seek to acquire an established company with attractive operating margins, strong free cash flow generation and solid recurring revenue streams;

•	Strong Management Team: We will seek to acquire a target business with an experienced management team and a proven track record of execution;

•	Favorable Industry Outlook: We will seek to acquire a target business where the end user markets of such target business’ products or services have a favorable growth outlook, which may include the business services, consumer (non-retail), energy, industrial, leisure and technology, media and telecommunications industries;

•	Performance Catalysts: We intend to solicit target companies that have clearly identifiable opportunities to execute on growth initiatives following the initial business combination;

•	Market Fragmentation: We intend to seek business combinations that have significant opportunities for selective strategic acquisitions and partnerships that can complement an organic growth strategy; and

•	Benefit from Being a Public Company: We intend to acquire a business that can benefit from being publicly-traded and can effectively utilize broader access to capital.

These criteria are not intended to be exhaustive. Any evaluation relating to the merits of a particular initial business combination may be based, to the extent relevant, on these general guidelines as well as other considerations, factors and criteria that we may deem relevant. In the event that we decide to enter into our initial business combination with a target business that does not meet some or any of the above criteria and guidelines, we will disclose that in our stockholder communications related to our initial business combination, which, as discussed in this prospectus, would be in the form of proxy solicitation materials or tender offer documents that we would file with the U.S. Securities and Exchange Commission.

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Effecting a Business Combination

We will either (1) seek stockholder approval of our initial business combination at a meeting called for such purpose at which stockholders may seek to convert their shares, regardless of whether they vote for or against the proposed business combination, into their pro rata share of the aggregate amount then on deposit in the trust account (net of taxes payable), or (2) provide our stockholders with the opportunity to sell their shares to us by means of a tender offer (and thereby avoid the need for a stockholder vote) for an amount equal to their pro rata share of the aggregate amount then on deposit in the trust account (net of taxes payable), in each case subject to the limitations described herein. The decision as to whether we will seek stockholder approval of our proposed business combination or allow stockholders to sell their shares to us in a tender offer will be made by us, solely in our discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require us to seek stockholder approval. Unlike other blank check companies which require stockholder votes and conduct proxy solicitations in conjunction with their initial business combinations and related conversions of public shares for cash upon consummation of such initial business combinations even when a vote is not required by law, we will have the flexibility to avoid such stockholder vote and allow our stockholders to sell their shares pursuant to the tender offer rules of the Securities and Exchange Commission, or SEC. In that case, we will file tender offer documents with the SEC which will contain substantially the same financial and other information about the initial business combination as is required under the SEC’s proxy rules. We will consummate our initial business combination only if we have net tangible assets of at least $5,000,001 upon such consummation and, solely if we seek stockholder approval, a majority of the outstanding shares of common stock voted are voted in favor of the business combination.

We will have until 18 months from the closing of this offering to consummate an initial business combination. If we are unable to consummate an initial business combination within such time period, we will, as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account net of interest that may be used by us to pay our franchise and income taxes payable and $150,000 for any dissolution or liquidation related expenses, as applicable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law and as further described herein, and then seek to dissolve and liquidate. We expect the pro rata redemption price to be approximately $10.00 per share of common stock (regardless of whether or not the underwriters exercise their over-allotment option), without taking into account any interest earned on such funds. However, we cannot assure you that we will in fact be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our public stockholders.

Our initial business combination must occur with one or more target businesses that together have a fair market value of at least 80% of the assets held in the trust account (excluding taxes payable on the income earned on the trust account) at the time of the agreement to enter into the initial business combination. The fair market value of the target or targets will be determined by our board of directors based upon one or more standards generally accepted by the financial community (such as actual and potential sales, earnings, cash flow and/or book value). Even though our board of directors will rely on generally accepted standards, our board of directors will have discretion to select the standards employed. In addition, the application of the standards generally involves a substantial degree of judgment. Accordingly, investors will be relying on the business judgment of the board of directors in evaluating the fair market value of the target or targets. The proxy solicitation materials or tender offer documents used by us in connection with any proposed transaction will provide public stockholders with our analysis of the fair market value of the target business, as well as the basis for our determinations. If our board is not able independently to determine the fair market value of the target business or businesses, we will obtain an opinion from an independent investment banking firm, or another independent entity that commonly renders valuation opinions, with respect to the satisfaction of such criteria.

We currently anticipate structuring a business combination to acquire 100% of the equity interests or assets of the target business or businesses. We may, however, structure our initial business combination where we merge directly with the target business or where we acquire less than 100% of such interests or assets of the target business in order to meet certain objectives of the target management team or stockholders or for other reasons, but we will only complete such business combination if the post-transaction company owns or acquires more than 50% of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act of 1940, as amended, or the Investment Company Act. Even if the post-transaction company owns or acquires 50% or more of the voting securities of the target, our stockholders prior to the business combination may collectively own a minority interest in the post-transaction company, depending on valuations ascribed to the target and us in the business combination transaction. For example, we could pursue a transaction in which we issue a substantial number of new shares in exchange for all of the outstanding capital stock of a target. In this case, we could acquire a 100% controlling interest in the target; however, as a result of the issuance of a substantial number of new shares, our stockholders immediately prior to our initial business combination could own less than a majority of our outstanding shares subsequent to our initial business combination. If less than 100% of the equity interests or assets of a target business or businesses are owned or acquired by the post-transaction company, the portion of such business or businesses that is owned or acquired is what will be valued for purposes of the 80% of trust account balance test.

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Our Acquisition Process

In evaluating a prospective target business, we expect to conduct a thorough due diligence review that will encompass, among other things, meetings with incumbent management and employees, document reviews, inspection of facilities, as well as a review of financial and other information that will be made available to us. We also expect to utilize our management team’s operational and capital planning experience.

We are not prohibited from pursuing an initial business combination with a company that is affiliated with Schultze Asset Management, investment funds or separate accounts advised by Schultze Asset Management or our sponsor or its officers or directors. In the event we seek to complete our initial business combination with a company that is affiliated with Schultze Asset Management, LP, investment funds or separate accounts advised by Schultze Asset Management or our sponsor, officers or directors, we, or a committee of independent directors, will obtain an opinion from an independent investment banking firm, or another independent entity that commonly renders valuation opinions, that our initial business combination is fair to our company from a financial point of view.

We may, at our option, pursue a business combination opportunity jointly with one or more entities affiliated with Schultze Asset Management and/or one or more investors in funds or separate accounts managed by Schultze Asset Management, which we refer to as an “Affiliated Joint Acquisition.” Any such parties would co-invest only if  (i) permitted by applicable regulatory and other legal limitations; (ii) we and Schultze Asset Management considered a transaction to be mutually beneficial to us as well as the affiliated entity; and (iii) other business reasons exist to do so, such as the strategic merits of including such co-investors, the need for additional capital beyond the amount held in our trust account to fund the initial business combination and/or the desire to obtain committed capital for closing the initial business combination. An Affiliated Joint Acquisition may be effected through a co-investment with us in the target business at the time of our initial business combination, or we could raise additional proceeds to complete the initial business combination by issuing to such parties a class of equity or equity-linked securities. We refer to this potential future issuance, or a similar issuance to other specified purchasers, as a “specified future issuance” throughout this prospectus. The amount and other terms and conditions of any such specified future issuance would be determined at the time thereof. We are not obligated to make any specified future issuance and may determine not to do so. This is not an offer for any specified future issuance.

Our Management Team

Together with Schultze Asset Management, our management team has extensive investment, financial and operating experience, notably within the distressed and post-restructuring market. We believe such expertise provides us with a distinct competitive advantage when sourcing, pursuing and evaluating business combinations within the post-reorganization market and providing post-transaction oversight. Our Chairman and CEO, George J. Schultze, is the General Partner of Schultze Asset Management. Mr. Schultze leads all of Schultze Asset Management’s investments and has been directly responsible for its illiquid and active investments, which have included Algoma Steel Inc., American Plumbing & Mechanical, Inc., Chrysler LLC, Fabrikant & Co., Inc., Imperial Sugar Company, International Coal Group, Inc., The Oglebay Norton Corporation, Pineapple Grove Acquisition, LLC, Tropicana Entertainment Inc., Washington Group International and Werner Co. Since inception in 1998, Schultze Asset Management has made investments exceeding $3.2 billion. Our Executive Vice President and Director, Gary M. Julien, is currently a Managing Director at Schultze Asset Management and has over 20 years of mergers and acquisitions and public and private market investment experience across a variety of industries, with experience in the special purpose acquisition company market. One of our advisors, Vik Jindal, is a member of Schultze Asset Management’s Board of Advisors and has significant restructuring investment banking experience at leading financial advisory firms including Evercore Inc. and Rothschild & Co. Additionally, our Director, William G. LaPerch, is currently Executive Chairman of Hylan Inc., a provider of specialized communications engineering and construction services, and is the former CEO and a Director of AboveNet, Inc. (formerly NYSE: ABVT), a communications infrastructure provider. Following its emergence from Chapter 11 in 2003, Mr. LaPerch led AboveNet through its sale in 2012 to Zayo Group Holdings, Inc. for $2.2 billion. Our Director, William T. Allen, was until recently a Director at The Rockport Group and CEO of Werner Co., a leading manufacturer of industrial climbing products. Following Werner’s emergence from Chapter 11 in 2007, Mr. Allen oversaw a significant turnaround during his tenure leading to a successful sale of Werner to Triton Funds in 2017. Our Director, John J. Walker, currently a Director at The Descartes Systems Group Inc. (NASDAQ: DSGX, TSX; DSG), was formerly the CFO of Bowne which was sold to R.R. Donnelley in 2010 for $470 million and Loews Cineplex Entertainment Corporation which emerged from Chapter 11 in 2002 and was sold to AMC Entertainment in 2006 for $1.5 billion.

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For more information regarding our management team’s experience, please see “Management” beginning on page [66].

Members of our management team will directly or indirectly own shares of our common stock, or other instruments, such as warrants, linked to our common stock, following this offering and, accordingly, may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate our initial business combination. Further, each of our officers and directors may have a conflict of interest with respect to evaluating a particular business combination if the retention or resignation of any such officers and directors was included by a target business as a condition to any agreement with respect to our initial business combination.

As more fully discussed in “Management — Conflicts of Interest,” if any of our officers or directors becomes aware of an initial business combination opportunity that falls within the line of business of any entity to which he has pre-existing fiduciary or contractual obligations, he may be required to present such initial business combination opportunity to such entity prior to presenting such initial business combination opportunity to us. Certain of our officers and directors currently have certain relevant fiduciary duties or contractual obligations. Accordingly, if any of such officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he has then-current fiduciary or contractual obligations to present the opportunity to such entity, he will honor his fiduciary or contractual obligations to present such opportunity to such entity. We do not believe, however, that any fiduciary duties or contractual obligations of our executive officers would materially undermine our ability to complete our initial business combination. Our officers and directors have agreed to present to us all target business opportunities that have a fair market value of at least 80% of the assets held in the trust account (excluding taxes payable on the income accrued in the trust account) at the time of the agreement to enter into the initial business combination, subject to any pre-existing fiduciary or contractual obligations.

JOBS Act

We are an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). As such, we are eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies,” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a non-binding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved. If some investors find our securities less attractive as a result, there may be a less active trading market for our securities and the prices of our securities may be more volatile.

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have elected to take advantage of the benefits of this extended transition period.

Private Placements

In September 2018, our sponsor purchased 4,312,500 shares of our common stock, which we refer to throughout this prospectus as the “founders’ shares,” for an aggregate purchase price of $25,000. Our sponsor subsequently transferred certain founders’ shares to our director nominees at the same price originally paid for such shares. The founders’ shares include an aggregate of up to 562,500 shares subject to forfeiture to the extent that the underwriters’ over-allotment option is not exercised in full or in part, so that our initial stockholders will continue to own 20% of our issued and outstanding shares after this offering (assuming such stockholders do not purchase units in this offering).

In addition, our sponsor has committed to purchase an aggregate of 4,550,000 private placement warrants at a price of $1.00 per warrant ($4,550,000 in the aggregate) in a private placement that will occur simultaneously with the closing of this offering. Our sponsor has also agreed that if the over-allotment option is exercised by the underwriters in full or in part, it will purchase from us at a price of $1.00 per warrant up to an additional 450,000 private placement warrants. These additional private placement warrants will be purchased in a private placement that will occur simultaneously with the purchase of units resulting from the exercise of the over-allotment option. The private placement warrants are identical to the warrants being sold as part of the units in this offering except that the private placement warrants: (i) will not be redeemable by us and (ii) may be exercised for cash or on a cashless basis, as described in this prospectus, so long as they are held by the initial purchasers or any of their permitted transferees. The proceeds from the sale of the private placement warrants will be added to the proceeds of this offering and placed in a U.S.-based trust account at Continental Stock Transfer & Trust Company, as trustee. If we do not complete an initial business combination within 18 months from the closing of this offering, the proceeds from the sale of the private placement warrants will be included in the liquidating distribution to our public stockholders and such private placement warrants will expire worthless.

Our executive offices are located at 800 Westchester Avenue, Suite 632, Rye Brook, New York 10573, and our telephone number is (914) 701-5260.

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The Offering

Securities offered	15,000,000 units, at $10.00 per unit, each unit consisting of one share of common stock and one warrant.

Listing of our securities and proposed symbols	We anticipate the units, and the shares of common stock and warrants once they begin separate trading, will be listed on Nasdaq under the symbols “SAMAU,” “SAMA” and “SAMAW,” respectively.

Trading commencement and separation of common stock and warrants
The units will begin trading on or promptly after the date of this prospectus. The common stock and warrants comprising the units will begin separate trading on the 90th day following the date of this prospectus unless EarlyBirdCapital, Inc. informs us of its decision to allow earlier separate trading, subject to our having filed the Current Report on Form 8-K described below and having issued a press release and filed a Current Report on Form 8-K announcing when such separate trading will begin.

Once the shares of common stock and warrants commence separate trading, holders will have the option to continue to hold units or separate their units into the component pieces. Holders will need to have their brokers contact our transfer agent in order to separate the units into shares of common stock and warrants.

In no event will the common stock and warrants be traded separately until we have filed a Current Report on Form 8-K with the SEC containing an audited balance sheet reflecting our receipt of the gross proceeds at the closing of this offering. We will file the Current Report on Form 8-K promptly after the closing of this offering, which is anticipated to take place three business days from the date of this prospectus. If the underwriters’ over-allotment option is exercised following the initial filing of such Current Report on Form 8-K, a second or amended Current Report on Form 8-K will be filed to provide updated financial information to reflect the exercise of the underwriters’ over-allotment option. We will also include the Form 8-K, or amendment thereto, or in a subsequent Form 8-K, information indicating if EarlyBirdCapital has allowed separate trading of the common stock and warrants prior to the 90th day after the date of this prospectus.

Units:
Issued and outstanding before this offering	0 units

Issued and outstanding after this offering	15,000,000 units

Shares of common stock:

Issued and outstanding before this offering	4,312,500 shares of common stock(1)

Issued and outstanding after this offering	18,750,000 shares of common stock(2)

1 This number includes an aggregate of up to 562,500 founders’ shares that are subject to forfeiture if the over-allotment option is not exercised by the underwriters in full.

2 Assumes the over-allotment option has not been exercised and an aggregate of 562,500 founders’ shares have been forfeited.

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Warrants:

Issued and outstanding before this offering	0 warrants

Number of private placement warrants to be sold in a private placement simultaneously with this offering	4,550,000 warrants

Number to be outstanding after this offering and sale of private placement warrants	19,550,000 warrants

Exercisability	Each warrant will become exercisable to purchase one share of our common stock on the later of 30 days after the completion of an initial business combination or 12 months from the closing of this offering. The warrants will expire at 5:00 p.m., New York City time, on the fifth anniversary of our completion of an initial business combination, or earlier upon redemption. The period of time from the date the warrants will first become exercisable until the expiration of the warrants shall hereafter be referred to as the “exercise period.”

Exercise price	$11.50 per share. No warrants will be exercisable for cash unless we have an effective and current registration statement covering the shares of common stock issuable upon exercise of the warrants and a current prospectus relating to such shares of common stock. Notwithstanding the foregoing, if a registration statement covering the shares of common stock issuable upon exercise of the warrants is not effective within a specified period following the consummation of our initial business combination, warrant holders may, until such time as there is an effective registration statement and during any period when we shall have failed to maintain an effective registration statement, exercise warrants on a cashless basis pursuant to the exemption provided by Section 3(a)(9) of the Securities Act of 1933, as amended, or the Securities Act, provided that such exemption is available. If that exemption, or another exemption, is not available, holders will not be able to exercise their warrants on a cashless basis.

Redemption of warrants	We may redeem the outstanding warrants (excluding the private placement warrants and any other warrants we may issue to our sponsor, officers or directors upon conversion of working capital loans as described in this prospectus) in whole and not in part, at a price of $0.01 per warrant at any time during the exercise period, upon a minimum of 30 days’ prior written notice of redemption, if, and only if, the last sales price of our shares of common stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within a 30 trading day period ending three business days before we send the notice of redemption; and if, and only if, there is a current registration statement in effect with respect to the shares of common stock underlying such warrants.

If the foregoing conditions are satisfied and we issue a notice of redemption, each warrant holder can exercise his, her or its warrant prior to the scheduled redemption date. However, the price of the shares of common stock may fall below the $18.00 trigger price as well as the $11.50 warrant exercise price after the redemption notice is issued.

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If we call the warrants for redemption as described above, our management will have the option to require all holders that wish to exercise warrants to do so on a “cashless basis.” In such event, each holder would pay the exercise price by surrendering the warrants for that number of shares of common stock equal to the quotient obtained by dividing (x) the product of the number of shares of common stock underlying the warrants, multiplied by the difference between the exercise price of the warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” shall mean the average reported last sale price of the shares of common stock for the five trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of warrants.

None of the private placement warrants will be redeemable by us so long as they are held by the initial purchasers of the private placement warrants or their permitted transferees.

Founders’ shares

Our initial stockholders have purchased an aggregate of 4,312,500 founders’ shares for an aggregate purchase price of $25,000, or approximately $0.006 per share. Our sponsor subsequently transferred certain founders’ shares to our independent director nominees at the same price originally paid for such shares. The 4,312,500 founders’ shares include an aggregate of up to 562,500 shares of common stock subject to forfeiture to the extent that the over-allotment option is not exercised by the underwriters in full or in part. The holders of the founders’ shares will be required to forfeit only a number of shares of common stock necessary to continue to maintain the 20% ownership interest in our shares of common stock after giving effect to the offering (assuming such stockholders do not purchase units in this offering) and exercise, if any, of the underwriters’ over-allotment option. The holders of the founders’ shares have agreed (i) to vote any shares owned by them in favor of any proposed business combination and (ii) not to convert any shares in connection with a stockholder vote to approve a proposed initial business combination or sell any shares to us in a tender offer in connection with a proposed initial business combination.

The founders’ shares are identical to the common stock included in the units being sold in this offering, except that:

•  the founders’ shares are subject to certain transfer restrictions, as described in more detail below;

•  our sponsor, officers and directors have entered into a letter agreement with us, pursuant to which they have agreed to (i) waive their redemption rights with respect to their founders’ shares and public shares in connection with the completion of our initial business combination, (ii) waive their redemption rights with respect to their founder shares and public shares in connection with a stockholder vote to approve an amendment to our amended and restated certificate of incorporation (A) to modify the substance or timing of our obligation to redeem 100% of our public shares if we do not complete our initial business combination within 18 months from the closing of this offering or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity and (iii) waive their rights to liquidating distributions from the trust account with respect to their founder shares if we fail to complete our initial business combination within 18 months from the closing of this offering, although they will be entitled to liquidating distributions from the trust account with respect to any public shares they hold if we fail to complete our initial business combination within the prescribed time frame;

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•  pursuant to the letter agreement, our sponsor, officers and directors have agreed to vote any founder shares held by them and any public shares purchased during or after this offering (including in open market and privately negotiated transactions) in favor of our initial business combination. If we submit our initial business combination to our public stockholders for a vote, we will complete our initial business combination only if a majority of the outstanding shares of common stock voted are voted in favor of the initial business combination. As a result, in addition to our initial stockholders’ founders’ shares, we would need only 5,625,001, or 37.5%, of the 15,000,000 public shares sold in this offering to be voted in favor of an initial business combination (assuming all outstanding shares are voted) in order to have our initial business combination approved (assuming the over-allotment option is not exercised); and

•  the founders’ shares are entitled to registration rights.

Restrictions on transfer of founders’ shares	On the date of this prospectus, the founders’ shares will be placed into an escrow account maintained in New York, New York by Continental Stock Transfer & Trust Company, acting as escrow agent. Subject to certain limited exceptions, these shares will not be transferred, assigned, sold or released from escrow until one year after the date of the consummation of our initial business combination or earlier if, subsequent to our business combination, the last sales price of our common stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period. The limited exceptions include transfers, assignments or sales (i) to our officers, directors, consultants or their affiliates, (ii) to an entity’s members, (iii) to relatives and trusts for estate planning purposes, (iv) by virtue of the laws of descent and distribution upon death, (v) pursuant to a qualified domestic relations order, (vi) to us for no value for cancellation in connection with the consummation of our initial business combination, or (vii) by private sales made at or after the consummation of a business combination at prices no greater than the price at which the shares were originally purchased, in each case (except for clause (vi) or with our prior consent) where the transferee agrees to the terms of the escrow agreement and to be bound by these transfer restrictions.

Private placement warrants	Simultaneously with the consummation of this offering, our sponsor has committed to purchase an aggregate of 4,550,000 private placement warrants at $1.00 per warrant (for a total purchase price of $4,550,000) in a private placement that will occur simultaneously with the closing of this offering. Our sponsor has also agreed that if the over-allotment option is exercised by the underwriters in full or in part, it or its designees will purchase from us up to an additional 450,000 private placement warrants at a price of $1.00 per warrant. These additional private placement warrants will be purchased in a private placement that will occur simultaneously with the purchase of units resulting from the exercise of the over-allotment option. The purchase price of the private placement warrants will be added to the proceeds from this offering to be held in the trust account. If we do not complete our initial business combination within 18 months from the closing of this offering, the proceeds of the sale of the private placement warrants will be used to fund the redemption of our public shares (subject to the requirements of applicable law) and the private placement warrants will expire worthless. The private placement warrants will be identical to the warrants included in the units being sold in this offering except they will not be redeemable by us and will be exercisable on a cashless basis so long as they are held by the initial holders or their permitted transferees (as described below under “Principal Stockholders”). If the private placement warrants are held by holders other than the initial holders or their permitted transferees, the private placement warrants will be redeemable by us and exercisable by the holders on the same basis as the warrants included in the units being sold in this offering.

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Transfer restrictions on private placement warrants	The private placement warrants (including the common stock issuable upon exercise of the private placement warrants) will not be transferable, assignable or saleable until after the completion of our initial business combination.

Offering proceeds to be held in trust account	Of the net proceeds of this offering and the sale of the private placement warrants, $10.00 per unit sold in this offering, or $150,000,000 ($172,500,000 if the underwriters’ over-allotment option is exercised in full), will be placed into a U.S.-based trust account at maintained by Continental Stock Transfer & Trust Company, acting as trustee pursuant to an agreement to be signed on the date of this prospectus. The funds in the trust account will be invested only in specified U.S. government treasury bills or in specified money market funds. Except as set forth below, the proceeds held in the trust account will not be released until the earlier of: (1) the completion of an initial business combination within the required time period; (2) our redemption of 100% of the outstanding public shares if we have not completed a business combination within the required time period; and (3) our redemption of our public shares in connection with the approval of any amendment to the provisions of our amended and restated certificate of incorporation relating to our pre- initial business combination activity and related stockholders' rights, including the substance or timing of our obligation to redeem 100% of our public shares if we do not complete our initial business combination within the required time period. Therefore, unless and until an initial business combination is consummated, the proceeds held in the trust account will not be available for our use for any expenses related to this offering or expenses which we may incur related to the investigation and selection of a target business and the negotiation of an agreement to acquire a target business.

Notwithstanding the foregoing, there can be released to us from the trust account any interest earned on the funds in the trust account that we need to pay our franchise and income taxes and for dissolution or liquidation expenses up to $150,000, as applicable. Based upon current interest rates, we expect the trust account to generate approximately $3,000,000 of pre-tax interest annually (assuming an interest rate of 2.0% per year). With this exception, expenses incurred by us may be paid prior to a business combination only from the net proceeds of this offering and the sale of the private placement warrants not held in the trust account (initially estimated to be $900,000); provided, however, that in order to meet our working capital needs following the consummation of this offering, our sponsor, officers, directors or their affiliates may loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a promissory note. The notes would either be paid upon consummation of our initial business combination, without interest, or, at the holder’s discretion, up to $1,500,000 of the notes may be converted into warrants at a price of $1.00 per warrant. These warrants would be identical to the private placement warrants. If we do not complete a business combination, the loans will be forgiven.

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None of the warrants may be exercised until after the consummation of a business combination, thus, after the proceeds of the trust account have been disbursed. Accordingly, the warrant exercise price will be paid directly to us and not placed in the trust account.

The amount of proceeds to be held in and outside of our trust account immediately following the closing of this offering is net of underwriting discounts of $3.0 million (or $3.45 million if the over-allotment option is exercised in full) and estimated offering expenses of $650,000.

Audit Committee	Prior to the effectiveness of this registration statement, we will have established and will maintain an audit committee (which will be composed entirely of independent directors) to, among other things, monitor compliance with the terms described above and the other terms relating to this offering. If any noncompliance is identified, then the audit committee will be charged with the responsibility to immediately take all action necessary to rectify such noncompliance or otherwise to cause compliance with the terms of this offering. For more information, see "Management Committees of the Board of Directors- Audit Committee."

Limited payments to insiders	There will be no fees, reimbursements or other cash payments paid to our sponsor, officers, directors or their affiliates for any services they render prior to, or in order to effectuate the consummation of, an initial business combination (regardless of the type of transaction that it is) other than the following payments, none of which will be made from the proceeds of this offering and the sale of the private placement warrants held in the trust account prior to the completion of our initial business combination:

• Repayment, without interest, at the closing of this offering of an aggregate of up to $250,000 loaned to us by our sponsor;

• payment of an aggregate of up to $10,000 per month to our sponsor for office space and related services;

•   reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on our behalf, such as identifying and investigating possible target businesses and business combinations; and

•   repayment of non-interest bearing loans which may be made by our sponsor or an affiliate of our sponsor or certain of our officers and directors to finance transaction costs in connection with an intended initial business combination.

There is no limit on the amount of out-of-pocket expenses reimbursable by us. Our audit committee will review on a quarterly basis all payments that were made to our sponsor, officers or directors, or our or their affiliates.

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Stockholder approval of, or tender offer in connection with, initial business combination
In connection with any proposed initial business combination, we will either (i) seek stockholder approval of such initial business combination at a meeting called for such purpose at which stockholders may seek to convert their shares, regardless of whether they vote for or against the proposed business combination, into their pro rata share of the aggregate amount then on deposit in the trust account (net of taxes payable), or (ii) provide our public stockholders with the opportunity to sell their shares to us by means of a tender offer (and thereby avoid the need for a stockholder vote) for an amount equal to their pro rata share of the aggregate amount then on deposit in the trust account (net of taxes payable), in each case subject to the limitations described herein. If we determine to engage in a tender offer, such tender offer will be structured so that each stockholder may tender any or all of his, her or its shares rather than some pro rata portion of his, her or its shares. If enough stockholders tender their shares so that we are unable to satisfy any applicable closing condition set forth in the definitive agreement related to our initial business combination, or we are unable to maintain net tangible assets of at least $5,000,001 upon such consummation, we will not consummate such initial business combination. The decision as to whether we will seek stockholder approval of a proposed business combination or will allow stockholders to sell their shares to us in a tender offer will be made by us, solely in our discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require us to seek stockholder approval. Unlike other blank check companies which require stockholder votes and conduct proxy solicitations in conjunction with their initial business combinations and related conversions of public shares for cash upon consummation of such initial business combinations even when a vote is not required by law, we will have the flexibility to avoid such stockholder vote and allow our stockholders to sell their shares pursuant to Rule 13e-4 and Regulation 14E of the Securities Exchange Act of 1934, as amended, or Exchange Act, which regulate issuer tender offers. In that case, we will file tender offer documents with the SEC which will contain substantially the same financial and other information about the initial business combination as is required under the SEC’s proxy rules. We will consummate our initial business combination only if we have net tangible assets of at least $5,000,001 upon such consummation and, if we seek stockholder approval, a majority of the outstanding shares of common stock voted are voted in favor of the business combination.

We chose our net tangible asset threshold of $5,000,001 to ensure that we would avoid being subject to Rule 419 promulgated under the Securities Act. However, if we seek to consummate an initial business combination with a target business that imposes any type of working capital closing condition or requires us to have a minimum amount of funds available from the trust account upon consummation of such initial business combination, we may need to have more than $5,000,001 in net tangible assets upon consummation and this may force us to seek third party financing which may not be available on terms acceptable to us or at all. As a result, we may not be able to consummate such initial business combination and we may not be able to locate another suitable target within the applicable time period, if at all.

The holders of the founders’ shares have agreed (i) to vote any such shares in favor of any proposed business combination, (ii) not to convert any such shares in connection with a stockholder vote to approve a proposed initial business combination and (iii) not to sell any such shares to us in a tender offer in connection with any proposed business combination. As a result, we would need only 5,625,001, or approximately 37.5%, of the 15,000,000 public shares sold in this offering to be voted in favor of a transaction in order to have our initial business combination approved (assuming the over-allotment option is not exercised and all shares were present and entitled to vote at the meeting).

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None of our sponsor, officers, directors or their affiliates has indicated any intention to purchase units in this offering or any units or shares of common stock from persons in the open market or in private transactions. However, if we hold a meeting to approve a proposed business combination and a significant number of stockholders vote, or indicate an intention to vote, against a proposed business combination, our sponsor, officers, directors or their affiliates could make such purchases in the open market or in private transactions, either before or after we mail a proxy statement related to the proposed business combination, in order to influence any vote held to approve a proposed initial business combination. Notwithstanding the foregoing, our officers, directors, sponsor and their affiliates will not make purchases of shares of common stock if the purchases would violate Section 9(a)(2) or Rule 10b-5 of the Exchange Act, which are rules designed to stop potential manipulation of a company’s stock.

Conversion rights	In connection with any stockholder meeting called to approve a proposed initial business combination, each public stockholder will have the right, regardless of whether he is voting for or against such proposed business combination, to demand that we convert his shares into a pro rata share of the trust account.

We may require public stockholders seeking conversion, whether they are a record holder or hold their shares in “street name,” to either (i) physically tender their certificates to our transfer agent or (ii) deliver their shares to the transfer agent electronically using Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, at the holder’s option, in each case prior to a date set forth in the proxy materials sent in connection with the proposal to approve the business combination. The requirement for physical or electronic delivery prior to the meeting ensures that a holder’s election to convert his shares is irrevocable once the business combination is approved. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45.00 and it would be up to the broker whether or not to pass this cost on to the converting holder.

We will consummate our initial business combination only if we have net tangible assets of at least $5,000,001 upon such consummation. In connection with any proposed business combination, a target business could impose a working capital closing condition or require us to have a higher minimum amount of funds available from the trust account upon consummation of such initial business combination. As a result, the foregoing may limit the number of shares that we can have converted and still consummate such business combination.

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Limitation on redemption rights of stockholders holding more than 15% of the shares sold in this offering if we hold a stockholder vote	Notwithstanding the foregoing redemption rights, if we seek stockholder approval of our initial business combination in conjunction with a stockholder vote pursuant to a proxy solicitation (meaning that we would not conduct redemptions in connection with our initial business combination pursuant to the tender offer rules), our amended and restated certificate of incorporation will provide that a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a "group" (as defined under Section 13 of the Exchange Act), will be restricted from redeeming its shares of common stock with respect to an aggregate of more than 15% of the shares of common stock sold in this offering without our prior consent. We believe this restriction will discourage stockholders from accumulating large blocks of shares of common stock, and subsequent attempts by such holders to use their ability to redeem their shares of common stock as a means to force us or our founders, directors, director nominees, executive officers or any of their affiliates to purchase their shares of common stock at a significant premium to the then- current market price or on other undesirable terms. Absent this provision, a public stockholder (together with its "group") holding an aggregate of more than 15% of the shares of common stock sold in this offering could threaten to exercise its redemption rights against a business combination if such holder's shares of common stock were not purchased by us or our founders, directors, director nominees, executive officers or any of their affiliates at a premium to the then- current market price or on other undesirable terms. By limiting our public stockholders' redemption rights as herein described, we believe we will limit the potential for a small group of stockholders to unreasonably attempt to block the completion of our initial business combination, particularly in connection with a business combination with a target that requires as a closing condition that we have a minimum net worth or a certain amount of cash. However, we would not restrict our stockholders' ability to vote all of their shares of common stock (including all shares held by those stockholders that hold more than 15% of the shares sold in this offering) for or against our initial business combination.

Liquidation if no business combination	If we are unable to complete an initial business combination by 18 months from the closing of this offering, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account not previously released to us, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. We cannot assure you that we will have funds sufficient to pay or provide for all creditors’ claims. Although we are required to use our reasonable best efforts to have all third parties (including any vendors or other entities we engage after this offering) and any prospective target businesses enter into agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in the trust account, there is no guarantee that they will execute such agreements. There is also no guarantee that the third parties would not challenge the enforceability of these waivers and bring claims against the trust account for monies owed them. Our sponsor has agreed that it will be liable to ensure that the proceeds in the trust account are not reduced below $10.00 per share by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us, but we cannot assure you that it will be able to satisfy its indemnification obligations if it is required to do so. Additionally, the agreement entered into by our sponsor specifically provides for two exceptions to the indemnity it has given: it will have no liability (i) as to any claimed amounts owed to a target business or vendor or other entity who has executed an agreement with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the trust account, or (ii) as to any claims for indemnification by the underwriters. In the event that an executed waiver is deemed to be unenforceable, our sponsor will not be responsible to the extent of any liability for such third party claims. Although we will endeavour to have all vendors and prospective target businesses as well as other entities execute agreements with us waiving any right, title, interest or claim of any kind in or to monies held in the trust account, we cannot ensure investors that there will not be claims against the trust account. We have not independently verified whether our sponsor has sufficient funds to satisfy its indemnity obligations and believe that our sponsor’s only assets are securities of our company. We have not asked our sponsor to reserve for such indemnification obligations. Therefore, we cannot assure you that our sponsor would be able to satisfy those obligations.

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The holders of the founders’ shares will not participate in any redemption distribution from our trust account with respect to such shares.

If we are unable to conclude an initial business combination and we expend all of the net proceeds of this offering and the sale of the private placement warrants not deposited in the trust account, we expect that the initial per-share redemption price will be approximately $10.00 (which is equal to the anticipated aggregate amount then on deposit in the trust account excluding any interest earned on the funds held in the trust account). The proceeds deposited in the trust account could, however, become subject to claims of our creditors that are in preference to the claims of our stockholders. In addition, if we are forced to file a bankruptcy case or an involuntary bankruptcy case is filed against us that is not dismissed, the proceeds held in the trust account could be subject to applicable bankruptcy law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our stockholders. Therefore, we cannot assure you that the actual per-share redemption price will not be less than approximately $10.00.

We will pay the costs of any subsequent liquidation from our remaining assets outside of the trust account and interest earned on the funds held in the trust account that we are permitted to withdraw to pay such expenses.

Conflicts of interest	Schultze Asset Management manages investment vehicles. Funds and separate accounts managed by Schultze Asset Management or its affiliates may compete with us for business combination opportunities. If these funds or separate accounts decide to pursue any such opportunity, we may be precluded from pursuing it. In addition, investment ideas generated within Schultze Asset Management may be suitable for both us and for a current or future Schultze Asset Management fund or separate account and may be directed to such investment vehicle rather than to us. Neither Schultze Asset Management nor members of our management team who are also employed by Schultze Asset Management have any obligation to present us with any opportunity for a potential business combination of which they become aware, unless presented to such member solely in his or her capacity as an officer of the company. Schultze Asset Management and/or our management, in their capacities as employees of Schultze Asset Management or in their other endeavors, currently are required to present certain investment opportunities and potential business combinations to the various related entities described above, current Schultze Asset Management investment vehicles, or third parties, before they present such opportunities to us. Schultze Asset Management and our management may have similar obligations to future investment vehicles or third parties. Our amended and restated certificate of incorporation will provide that we renounce our interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of our company and such opportunity is one we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue, and to the extent the director or officer is permitted to refer that opportunity to us without violating another legal obligation. We do not believe, however, that any fiduciary duties or contractual obligations of our executive officers would materially undermine our ability to complete our initial business combination.

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Notwithstanding the foregoing, we may, at our option, pursue an Affiliated Joint Acquisition opportunity with a fund or separate account managed by Schultze Asset Management or its affiliates. Any such parties would co-invest only if (i) permitted by applicable regulatory and other legal limitations; (ii) we and Schultze Asset Management considered a transaction to be mutually beneficial to us as well as the affiliated entity; and (iii) other business reasons exist to do so, such as the strategic merits of including such co-investors, the need for additional capital beyond the amount held in our trust account to fund the initial business combination and/or the desire to obtain committed capital for closing the initial business combination. Such entity may co-invest with us in the target business at the time of our initial business combination, or we could raise additional proceeds to complete the initial business combination by making a specified future issuance to any such fund or vehicle.

Potential amendments to charter and warrant agreement	Our sponsor, officers and directors have agreed that they will not propose any amendment to our amended and restated certificate of incorporation that would affect the substance or timing of the ability of our public stockholders from converting or selling their shares to us in connection with a business combination or of our obligation to redeem 100% of our public shares if we do not complete a business combination within 18 months from the closing of this offering unless we provide our public stockholders with the opportunity to convert their shares of common stock upon the approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest but net of franchise and income taxes payable, divided by the number of then outstanding public shares. This redemption right shall apply in the event of the approval of any such amendment, whether proposed by our sponsor, any executive officer, director or any other person. Our amended and restated certificate of incorporation will provide that amendments to any of its provisions relating to our pre- initial business combination activity and related stockholders' rights, including the substance or timing of our obligation to redeem 100% of our public shares if we do not complete our initial business combination within the required time period, may be amended if approved by holders of at least 65% of our common stock.

The warrant agreement that governs our warrants provides that the terms of the warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision. The warrant agreement requires the approval by the holders of at least 50% of the then outstanding warrants (including the private placement warrants) in order to make any change that adversely affects the interests of the registered holders. Accordingly, we would need only 5,225,001, or 34.8%, of the public warrants to vote in favor of a proposed amendment for it to be approved (assuming the holders of the private placement warrants all voted in favor of the amendment).

RISKS

In making your decision on whether to invest in our securities, you should take into account the special risks we face as a blank check company, as well as the fact that this offering is not being conducted in compliance with Rule 419 promulgated under the Securities Act, and, therefore, you will not be entitled to protections normally afforded to investors in Rule 419 blank check offerings. For additional information concerning how Rule 419 blank check offerings differ from this offering, please see “Proposed Business — Comparison of this offering to offerings of blank check companies subject to Rule 419.” You should carefully consider these and the other risks set forth in the section entitled “Risk Factors” beginning on page 18 of this prospectus.

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SUMMARY FINANCIAL DATA

The following table summarizes the relevant financial data for our business and should be read with our financial statements, which are included in this prospectus. We have not had any significant operations to date, and accordingly only balance sheet data is presented.

	October 1, 2018
	Actual	As Adjusted
Balance Sheet Data
Working capital (deficit)(1)	$(72,500)	$150,925,000
Total assets(2)	197,500	150,925,000
Total liabilities	172,500	—
Value of common stock subject to possible conversion/tender(3)	—	145,924,990
Stockholders’ (deficit) equity(4)	25,000	5,000,010

The “as adjusted” information gives effect to the sale of the units we are offering, including the application of the related gross proceeds and the payment of the estimated remaining costs from such sale and the repayment of the accrued and other liabilities required to be repaid.

The “as adjusted” working capital and total assets amounts include the $150,000,000 to be held in the trust account, which, except for limited situations described in this prospectus, will be available to us only upon the consummation of a business combination within the time period described in this prospectus. If a business combination is not so consummated, the trust account, less amounts we are permitted to withdraw as described in this prospectus, will be distributed solely to our public stockholders (subject to our obligations under Delaware law to provide for claims of creditors).

We will consummate our initial business combination only if we have net tangible assets of at least $5,000,001 upon such consummation and, solely if we seek stockholder approval, a majority of the outstanding shares of common stock voted are voted in favor of the business combination.

(1)	The “as adjusted” calculation includes $150,000,000 cash held in trust from the proceeds of this offering and the sale of the private placement warrants, plus $900,000 of cash held outside the trust account, plus $25,000 of actual stockholders’ equity at October 1, 2018.
(2)	The “as adjusted” calculation equals $150,000,000 cash held in trust from the proceeds of this offering and the sale of the private placement warrants, plus $900,000 in cash held outside the trust account, plus $25,000 of actual stockholders’ equity at October 1, 2018.
(3)	The “as adjusted” calculation equals the “as adjusted” total assets, less the “as adjusted” total liabilities, less the “as adjusted” stockholders’ equity, which is set to approximate the minimum net tangible assets threshold of at least $5,000,001 upon consummation of our initial business combination.
(4)	Excludes 14,592,499 shares of common stock which are subject to redemption in connection with our initial business combination. The “as adjusted” calculation equals “as adjusted” total assets, less the “as adjusted” total liabilities, less the value of shares of common stock that may be redeemed in connection with our initial business combination ($10.00 per share).

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RISK FACTORS

An investment in our securities involves a high degree of risk. You should consider carefully the risks described below, which we believe represent the material risks related to the offering, together with the other information contained in this prospectus, before making a decision to invest in our units. This prospectus also contains forward-looking statements that involve risks and uncertainties. Our actual results could differ materially from those anticipated in the forward-looking statements as a result of specific factors, including the risks described below.

Risks Associated with Our Business

We are a blank check company with no operating history and no revenues and you will not have any basis on which to evaluate our ability to achieve our business objective.

We are a blank check company with no operating results to date. Therefore, our ability to commence operations is dependent upon obtaining financing through the public offering of our securities. Since we do not have an operating history, you will have no basis upon which to evaluate our ability to achieve our business objective, which is to consummate an initial business combination. We have not conducted any substantive discussions and we have no plans, arrangements or understandings with any prospective acquisition candidates. We will not generate any revenues until, at the earliest, after the consummation of a business combination.

Our independent registered public accounting firm’s report contains an explanatory paragraph that expresses substantial doubt about our ability to continue as a “going concern.”

As of October 1, 2018, we had $100,000 in cash and a working capital deficiency of $72,500. Further, we have incurred and expect to continue to incur significant costs in pursuit of our financing and acquisition plans. Management’s plans to address this need for capital through this offering are discussed in the section of this prospectus titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” We cannot assure you that our plans to raise capital or to consummate an initial business combination will be successful. These factors, among others, raise substantial doubt about our ability to continue as a going concern. The financial statements contained elsewhere in this prospectus do not include any adjustments that might result from our inability to consummate this offering or our inability to continue as a going concern.

Past performance by our management team may not be indicative of future performance of an investment in our company.

Information regarding performance by, or businesses associated with, our management team and their affiliates is presented for informational purposes only. Past performance by our management team is not a guarantee either (i) that we will be able to identify a suitable candidate for our initial business combination or (ii) of success with respect to any business combination we may consummate. You should not rely on the historical record of our management team's or their affiliates' performance as indicative of our future performance of an investment in the company or the returns the company will, or is likely to, generate going forward.

If we are unable to consummate a business combination, our public stockholders may be forced to wait more than 18 months before receiving distributions from the trust account.

We have 18 months from the closing of this offering in which to complete a business combination. We have no obligation to return funds to investors prior to such date unless (i) we consummate a business combination prior thereto or (ii) we seek to amend our amended and restated certificate of incorporation prior to consummation of a business combination, and only then in cases where investors have sought to convert or sell their shares to us. Only after the expiration of this full time period will public security holders be entitled to distributions from the trust account if we are unable to complete a business combination. Accordingly, investors’ funds may be unavailable to them until after such date and to liquidate your investment, public security holders may be forced to sell their public shares or warrants, potentially at a loss.

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Our public stockholders may not be afforded an opportunity to vote on our proposed business combination.

We will either (i) seek stockholder approval of our initial business combination at a meeting called for such purpose at which public stockholders may seek to convert their shares, regardless of whether they vote for or against the proposed business combination, into their pro rata share of the aggregate amount then on deposit in the trust account (net of taxes payable), or (ii) provide our public stockholders with the opportunity to sell their shares to us by means of a tender offer (and thereby avoid the need for a stockholder vote) for an amount equal to their pro rata share of the aggregate amount then on deposit in the trust account (net of taxes payable), in each case subject to the limitations described elsewhere in this prospectus. Accordingly, it is possible that we will consummate our initial business combination even if holders of a majority of our public shares do not approve of the business combination we consummate. The decision as to whether we will seek stockholder approval of a proposed business combination or will allow stockholders to sell their shares to us in a tender offer will be made by us, solely in our discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require us to seek stockholder approval. For instance, Nasdaq rules currently allow us to engage in a tender offer in lieu of a stockholder meeting but would still require us to obtain stockholder approval if we were seeking to issue more than 20% of our outstanding shares to a target business as consideration in any business combination. Therefore, if we were structuring a business combination that required us to issue more than 20% of our outstanding shares, we would seek stockholder approval of such business combination instead of conducting a tender offer.

If we seek stockholder approval of our initial business combination, our founders, executive officers and directors have agreed to vote in favor of such initial business combination, regardless of how our public stockholders vote.

Unlike many other blank check companies in which the founders, executive officers, directors and director nominees agree to vote their founder shares in accordance with the majority of the votes cast by the public stockholders in connection with an initial business combination, our founders, executive officers, directors and director nominees have agreed (and their permitted transferees will agree), pursuant to the terms of a letter agreement entered into with us, to vote any common stock held by them in favor of our initial business combination. As a result, in addition to the founder shares held by our founders, executive officers, directors and director nominees, we would need 5,625,001, or approximately 37.5%, of the 15,000,000 public shares sold in this offering to be voted in favor of a transaction in order to have our initial business combination approved (assuming the over-allotment option is not exercised and all shares were present and entitled to vote at the meeting). We expect that our founders, executive officers, directors and director nominees, and their permitted transferees will own at least approximately 20% of the issued and outstanding shares of our common stock at the time of any such stockholder vote. Accordingly, if we seek stockholder approval of our initial business combination, it is more likely that the necessary stockholder approval will be received than would be the case if such persons agreed to vote their founder shares in accordance with the majority of the votes cast by our public stockholders.

Your only opportunity to affect the investment decision regarding a potential business combination may be limited to the exercise of your right to redeem your shares from us for cash.

At the time of your investment in us, you will not be provided with an opportunity to evaluate the specific merits or risks of one or more target businesses. Because our Board of Directors may consummate our initial business combination without seeking stockholder approval, public stockholders may not have the right or opportunity to vote on the business combination. Accordingly, your only opportunity to affect the investment decision regarding a potential business combination may be limited to exercising your redemption rights within the period of time (which will be at least 20 business days) set forth in our tender offer documents mailed to our public stockholders in which we describe our initial business combination

You will not be entitled to protections normally afforded to investors of blank check companies.

Since the net proceeds of this offering and the sale of the private placement warrants are intended to be used to complete a business combination with a target business that has not been identified, we may be deemed to be a “blank check” company under the United States securities laws. However, since we will have net tangible assets in excess of $5,000,000 upon the successful consummation of this offering and will file a Current Report on Form 8-K, including an audited balance sheet demonstrating this fact, we are exempt from rules promulgated by the SEC to protect investors of blank check companies such as Rule 419. Accordingly, investors will not be afforded the benefits or protections of those rules which would, for example, completely restrict the transferability of our securities, require us to complete a business combination within 18 months of the effective date of the initial registration statement and restrict the use of interest earned on the funds held in the trust account. Because we are not subject to Rule 419, our units will be immediately tradable and we will be entitled to withdraw amounts from the funds held in the trust account prior to the completion of a business combination.

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If we determine to change our acquisition criteria or guidelines, many of the disclosures contained in this prospectus would no longer be applicable to us and you would be investing in our company without any basis on which to evaluate the potential target business we may acquire.

We could seek to deviate from the acquisition criteria or guidelines disclosed in this prospectus although we have no current intention to do so. For instance, we currently anticipate acquiring a target business with a consistent historical financial performance. However, we are not obligated to do so and may determine to merge with or acquire a company with no operating history if the terms of the transaction are determined by us to be favorable to our public stockholders. In such event, many of the acquisition criteria and guidelines set forth in this prospectus would no longer be applicable to us. We could also seek to amend our amended and restated certificate of incorporation to provide us with more time to complete an initial business combination. Accordingly, investors may be making an investment in our company without any basis on which to evaluate the potential target business we may acquire.

We may issue shares of our capital stock or debt securities to complete a business combination, which would reduce the equity interest of our stockholders and likely cause a change in control of our ownership.

As of the date of this prospectus, our amended and restated certificate of incorporation authorizes the issuance of up to 100,000,000 shares of common stock, par value $0.0001 per share, and 1,000,000 shares of preferred stock, par value $0.0001 per share. Immediately after this offering (assuming that the underwriters have not exercised their over-allotment option), there will be 61,700,000 authorized but unissued shares of common stock available for issuance, which amount takes into account shares reserved for issuance upon exercise of outstanding warrants (including the private placement warrants). Immediately after this offering, there will be no shares of preferred stock issued and outstanding. Although we have no commitment as of the date of this offering, we may issue a substantial number of additional shares of common stock or shares of preferred stock, or a combination of common stock and preferred stock, to complete a business combination. The issuance of additional shares of common stock will not reduce the per-share conversion amount in the trust account. The issuance of additional shares of common stock or preferred stock:

•	may significantly reduce the equity interest of investors in this offering;

•	may subordinate the rights of holders of shares of common stock if we issue shares of preferred stock with rights senior to those afforded to our shares of common stock;

•	may cause a change in control if a substantial number of shares of common stock are issued, which may affect, among other things, our ability to use our net operating loss carry forwards, if any, and could result in the resignation or removal of our present officers and directors; and

•	may adversely affect prevailing market prices for our shares of common stock.

Similarly, if we issue debt securities, it could result in:

•	default and foreclosure on our assets if our operating revenues after a business combination are insufficient to repay our debt obligations;

•	acceleration of our obligations to repay the indebtedness even if we make all principal and interest payments when due if we breach certain covenants that require the maintenance of certain financial ratios or reserves without a waiver or renegotiation of that covenant;

•	our immediate payment of all principal and accrued interest, if any, if the debt security is payable on demand; and

•	our inability to obtain necessary additional financing if the debt security contains covenants restricting our ability to obtain such financing while the debt security is outstanding.

If we incur indebtedness, our lenders will not have a claim on the cash in the trust account and such indebtedness will not decrease the per-share conversion amount in the trust account.

If the net proceeds of this offering and the sale of the private placement warrants not being held in trust are insufficient to allow us to operate for at least the next 18 months, we may be unable to complete a business combination.

We believe that, upon consummation of this offering, the funds available to us outside of the trust account will be sufficient to allow us to operate for at least the next 18 months, assuming that a business combination is not consummated during that time. However, we cannot assure you that our estimates will be accurate. Accordingly, if we use all of the funds held outside of the trust account, we may not have sufficient funds available with which to structure, negotiate or close an initial business combination. In such event, we would need to borrow funds from our sponsor, officers or directors or their affiliates to operate or may be forced to liquidate. Our sponsor, officers, directors and their affiliates may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount that they deem reasonable in their sole discretion for our working capital needs. Each loan would be evidenced by a promissory note. The notes would either be paid upon consummation of our initial business combination, without interest, or, at holder’s discretion, up to $1,500,000 of the notes may be converted into warrants at a price of $1.00 per warrant.

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If third parties bring claims against us, the proceeds held in trust could be reduced and the per-share redemption price received by stockholders may be less than $10.00.

Our placing of funds in trust may not protect those funds from third party claims against us. Although we will seek to have all vendors and service providers we engage and prospective target businesses we negotiate with execute agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in the trust account for the benefit of our public stockholders, they may not execute such agreements. Furthermore, even if such entities execute such agreements with us, they may seek recourse against the trust account. A court may not uphold the validity of such agreements. Accordingly, the proceeds held in trust could be subject to claims which could take priority over those of our public stockholders. If we are unable to complete a business combination and distribute the proceeds held in trust to our public stockholders, our sponsor has agreed (subject to certain exceptions described elsewhere in this prospectus) that it will be liable to ensure that the proceeds in the trust account are not reduced below $10.00 per share by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us. However, it may not be able to meet such obligation. Therefore, the per-share distribution from the trust account may be less than $10.00, plus interest, due to such claims.

Additionally, if we are forced to file a bankruptcy case or an involuntary bankruptcy case is filed against us which is not dismissed, the proceeds held in the trust account could be subject to applicable bankruptcy law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our stockholders. To the extent any bankruptcy claims deplete the trust account, we may not be able to return to our public stockholders at least $10.00 per share. We have not independently verified whether our sponsor has sufficient funds to satisfy its indemnity obligations and believe that our sponsor’s only assets are securities of our company. We have not asked our sponsor to reserve for such indemnification obligations. Therefore, we cannot assure you that our sponsor would be able to satisfy those obligations. As a result, if any such claims were successfully made against the trust account, the funds available for our initial business combination and redemptions could be reduced to less than $10.00 per public share.

Our stockholders may be held liable for claims by third parties against us to the extent of distributions received by them.

Our amended and restated certificate of incorporation provides that we will continue in existence only until 18 months from the closing of this offering. If we have not completed a business combination by such date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account net of interest that may be used by us to pay our franchise and income taxes payable and $150,000 for any dissolution or liquidation related expenses, as applicable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of our stockholders may extend well beyond the third anniversary of the date of distribution. Accordingly, we cannot assure you that third parties will not seek to recover from our stockholders amounts owed to them by us.

If we are forced to file a bankruptcy case or an involuntary bankruptcy case is filed against us which is not dismissed, any distributions received by stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover all amounts received by our stockholders. Furthermore, because we intend to distribute the proceeds held in the trust account to our public stockholders promptly after expiration of the time we have to complete an initial business combination, this may be viewed or interpreted as giving preference to our public stockholders over any potential creditors with respect to access to or distributions from our assets. Furthermore, our board may be viewed as having breached their fiduciary duties to our creditors and/or may have acted in bad faith, and thereby exposing itself and our company to claims of punitive damages, by paying public stockholders from the trust account prior to addressing the claims of creditors. We cannot assure you that claims will not be brought against us for these reasons.

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Our directors may decide not to enforce our sponsor’s indemnification obligations, resulting in a reduction in the amount of funds in the trust account available for distribution to our public stockholders.

In the event that the proceeds in the trust account are reduced below $10.00 per public share and our sponsor asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against our sponsor to enforce such indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against our sponsor to enforce such indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. If our independent directors choose not to enforce these indemnification obligations, the amount of funds in the trust account available for distribution to our public stockholders may be reduced below $10.00 per share.

If we do not file and maintain a current and effective prospectus relating to the common stock issuable upon exercise of the warrants, holders will only be able to exercise such warrants on a “cashless basis.”

If we do not file and maintain a current and effective prospectus relating to the common stock issuable upon exercise of the warrants at the time that holders wish to exercise such warrants, they will only be able to exercise them on a “cashless basis” provided that an exemption from registration is available. As a result, the number of shares of common stock that holders will receive upon exercise of the warrants will be fewer than it would have been had such holder exercised his warrant for cash. Further, if an exemption from registration is not available, holders would not be able to exercise on a cashless basis and would only be able to exercise their warrants for cash if a current and effective prospectus relating to the common stock issuable upon exercise of the warrants is available. Under the terms of the warrant agreement, we have agreed to use our best efforts to meet these conditions and to file and maintain a current and effective prospectus relating to the common stock issuable upon exercise of the warrants until the expiration of the warrants. However, we cannot assure you that we will be able to do so. If we are unable to do so, the potential “upside” of the holder’s investment in our company may be reduced or the warrants may expire worthless.

An investor will only be able to exercise a warrant if the issuance of shares of common stock upon such exercise has been registered or qualified or is deemed exempt under the securities laws of the state of residence of the holder of the warrants.

No warrants will be exercisable and we will not be obligated to issue shares of common stock unless the shares of common stock issuable upon such exercise has been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of the warrants. If the shares of common stock issuable upon exercise of the warrants are not qualified or exempt from qualification in the jurisdictions in which the holders of the warrants reside, the warrants may be deprived of any value, the market for the warrants may be limited and they may expire worthless if they cannot be sold and may be subject to redemption.

We may amend the terms of the warrants in a manner that may be adverse to holders with the approval by the holders of at least 50% of the then outstanding warrants.

Our warrants will be issued in registered form under a warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and us. The warrant agreement provides that the terms of the warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision. The warrant agreement requires the approval by the holders of at least 50% of the then outstanding warrants (including the private placement warrants) in order to make any change that adversely affects the interests of the registered holders. Accordingly, we would need only 5,225,001, or 34.8%, of the public warrants to vote in favor of a proposed amendment for it to be approved (assuming the holders of the private placement warrants all voted in favor of the amendment).

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Since we have not yet selected a particular industry or target business with which to complete a business combination, we are unable to currently ascertain the merits or risks of the industry or business in which we may ultimately operate.

Although we intend to initially focus our search on identifying a prospective target business that has experienced and emerged from a financial restructuring, we are not limited to completing a business combination with a target business in any industry or geographic location and may consummate a business combination with a company in any industry or geographic location we choose. Accordingly, there is no current basis for you to evaluate the possible merits or risks of the particular industry in which we may ultimately operate or the target business which we may ultimately acquire. To the extent we complete a business combination with a financially unstable company or an entity in its development stage, we may be affected by numerous risks inherent in the business operations of those entities. If we complete a business combination with an entity in an industry characterized by a high level of risk, we may be affected by the currently unascertainable risks of that industry. Although our management will endeavor to evaluate the risks inherent in a particular industry or target business, we cannot assure you that we will properly ascertain or assess all of the significant risk factors. We also cannot assure you that an investment in our units will not ultimately prove to be less favorable to investors in this offering than a direct investment, if an opportunity were available, in a target business.

Our ability to successfully effect a business combination and to be successful thereafter will be totally dependent upon the efforts of our key personnel, some of whom may join us following a business combination. While we intend to closely scrutinize any individuals we engage after a business combination, we cannot assure you that our assessment of these individuals will prove to be correct.

Our ability to successfully effect a business combination is dependent upon the efforts of our key personnel. We believe that our success depends on the continued service of our key personnel, at least until we have consummated our initial business combination. We cannot assure you that any of our key personnel will remain with us for the immediate or foreseeable future. In addition, none of our officers are required to commit any specified amount of time to our affairs and, accordingly, our officers may have conflicts of interest in allocating management time among various business activities, including identifying potential business combinations and monitoring the related due diligence. We do not have employment agreements with, or key-man insurance on the life of, any of our officers. The unexpected loss of the services of our key personnel could have a detrimental effect on us.

Additionally, the role of our key personnel after a business combination cannot presently be ascertained. Although some of our key personnel may continue to serve in senior management or advisory positions following a business combination, it is likely that most, if not all, of the management of the target business will remain in place. While we intend to closely scrutinize any individuals we engage after a business combination, we cannot assure you that our assessment of these individuals will prove to be correct. These individuals may be unfamiliar with the requirements of operating a public company which could cause us to have to expend time and resources helping them become familiar with such requirements. This could be expensive and time-consuming and could lead to various regulatory issues which may adversely affect our operations.

Our officers and directors may not have significant experience or knowledge regarding the jurisdiction or industry of the target business we may seek to acquire.

Although we intend to initially focus our search on identifying a prospective target business that has experienced and emerged from a financial restructuring such as a bankruptcy court protection, which is where our management team has its most experience, we are not limited to such industry and may consummate a business combination with a target business in any geographic location or industry we choose. We cannot assure you that our officers and directors will have enough experience or have sufficient knowledge relating to the jurisdiction of the target or its industry to make an informed decision regarding a business combination.

Our key personnel may negotiate employment or consulting agreements with a target business in connection with a particular business combination. These agreements may provide for them to receive compensation following a business combination and as a result, may cause them to have conflicts of interest in determining whether a particular business combination is the most advantageous.

Our key personnel will be able to remain with the company after the consummation of a business combination only if they are able to negotiate employment or consulting agreements or other appropriate arrangements in connection with the business combination. Such negotiations would take place simultaneously with the negotiation of the business combination and could provide for such individuals to receive compensation in the form of cash payments and/or our securities for services they would render to the company after the consummation of the business combination. The personal and financial interests of such individuals may influence their motivation in identifying and selecting a target business.

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Our officers and directors may allocate their time to other businesses thereby causing conflicts of interest in their determination as to how much time to devote to our affairs. This conflict of interest could have a negative impact on our ability to consummate a business combination.

Our officers and directors are not required to commit their full time to our affairs, which could create a conflict of interest when allocating their time between our operations and their other commitments. We presently expect each of our employees to devote such amount of time as they reasonably believe is necessary to our business. We do not intend to have any full time employees prior to the consummation of our initial business combination. All of our officers and directors are engaged in other business endeavors and are not obligated to devote any specific number of hours to our affairs. In particular, certain of our officers and directors are employed by Schultze Asset Management, which is an investment manager to various investment funds, which make investments in securities or other interests of or relating to companies in industries we may target for our initial business combination. Our independent directors may also serve as officers or board members for other entities. If our officers’ and directors’ other business affairs require them to devote more substantial amounts of time to such affairs, it could limit their ability to devote time to our affairs and could have a negative impact on our ability to consummate our initial business combination. We cannot assure you that these conflicts will be resolved in our favor. For a complete discussion of our officers’ and directors’ other business affairs, please see the section of this prospectus entitled “Management — Directors and Officers.”

Our officers and directors may have a conflict of interest in determining whether a particular target business is appropriate for a business combination.

Our sponsor and our officers and directors have agreed to waive their right to convert their founders’ shares and any other shares purchased in this offering or thereafter, or to receive distributions from the trust account with respect to their founders’ shares upon our liquidation if we are unable to consummate a business combination. Accordingly, the shares acquired prior to this offering will be worthless if we do not consummate a business combination. Additionally, the warrants, including the private placement warrants held by our sponsor, will expire worthless if we do not consummate a business combination. The personal and financial interests of our directors and officers, including through their interests in our sponsor, may influence their motivation in timely identifying and selecting a target business and completing a business combination. Consequently, our directors’ and officers’ discretion in identifying and selecting a suitable target business may result in a conflict of interest when determining whether the terms, conditions and timing of a particular business combination are appropriate and in our stockholders’ best interest.

Certain of our officers have, and any of our officers and directors or their affiliates may in the future have, outside fiduciary and contractual obligations and, accordingly, may have conflicts of interest in determining to which entity a particular business opportunity should be presented.

Certain of our directors have, and any of our officers and directors or their affiliates may in the future have, fiduciary and contractual obligations to other companies. Accordingly, they may participate in transactions and have obligations that may be in conflict or competition with the consummation of our initial business combination. As a result, a potential target business may be presented by our management team to another entity prior to its presentation to us and we may not be afforded the opportunity to engage in a transaction with such target business. For a more detailed description of the pre-existing fiduciary and contractual obligations of our management team, and the potential conflicts of interest that such obligations may present, see the section titled “Management — Conflicts of Interest.”

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We may acquire a target business through an Affiliated Joint Acquisition with one or more affiliates of Schultze Asset Management. This may result in conflicts of interest as well as dilutive issuances of our securities.

We may, at our option, pursue an Affiliated Joint Acquisition opportunity with an entity affiliated with Schultze Asset Management. Any such parties would co-invest only if  (i) permitted by applicable regulatory and other legal limitations; (ii) we and Schultze Asset Management considered a transaction to be mutually beneficial to us as well as the affiliated entity; and (iii) other business reasons exist to do so, such as the strategic merits of including such co-investors, the need for additional capital beyond the amount held in our trust account to fund the initial business combination and/or the desire to obtain committed capital for closing the initial business combination. An Affiliated Joint Acquisition may be effected through a co-investment with us in the target business at the time of our initial business combination, or we could raise additional proceeds to complete the initial business combination by issuing to such parties a class of equity or equity-linked securities. Accordingly, such persons or entities may have a conflict between their interests and ours.

Since our sponsor, officers and directors will lose their entire investment in us if our initial business combination is not completed, a conflict of interest may arise in determining whether a particular business combination target is appropriate for our initial business combination.

In September 2018, our sponsor purchased an aggregate of 4,312,500 founder shares for an aggregate purchase price of $25,000, or approximately $0.006 per share. The number of founder shares issued was determined based on the expectation that such founder shares would represent 20% of the outstanding shares after this offering. The founder shares will be worthless if we do not complete an initial business combination. In addition, our sponsor has agreed to purchase an aggregate of 4,550,000 warrants (or 5,000,000 warrants if the over-allotment option is exercised in full) at a price of $1.00 per warrant for an aggregate purchase price of $4,550,000 or $5,000,000 if the over-allotment option is exercised in full, or $1.00 per warrant, that will also be worthless if we do not complete an initial business combination. Holders of founder shares have agreed (A) to vote any shares owned by them in favor of any proposed initial business combination and (B) not to redeem any founder shares in connection with a stockholder vote to approve a proposed initial business combination. In addition, we may obtain loans from our sponsor, affiliates of our sponsor or an officer or director. The personal and financial interests of our officers and directors may influence their motivation in identifying and selecting a target business combination, completing an initial business combination and influencing the operation of the business following the initial business combination.

Since our sponsor paid only approximately $0.006 per share for the founders’ shares, our Chairman could potentially make a substantial profit even if we acquire a target business that subsequently declines in value.

In September 2018, our sponsor purchased an aggregate of 4,312,500 founders’ shares for an aggregate purchase price of $25,000, or approximately $0.006 per share. Our sponsor subsequently transferred 20,000 founders’ shares to each of our independent director nominees at the same price originally paid for such shares. Our Chairman has a significant indirect economic interest in our sponsor. As a result, the low acquisition cost of the founders’ shares creates an economic incentive whereby our Chairman could potentially make a substantial profit even if we acquire a target business that subsequently declines in value and is unprofitable for public investors.

Nasdaq may delist our securities from quotation on its exchange which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

We anticipate that our securities will be listed on Nasdaq, a national securities exchange, upon consummation of this offering. Although, after giving effect to this offering, we expect to meet on a pro forma basis Nasdaq’s minimum initial listing standards, which generally only requires that we meet certain requirements relating to stockholders’ equity, market capitalization, aggregate market value of publicly held shares and distribution requirements, we cannot assure you that our securities will continue to be listed on Nasdaq in the future prior to an initial business combination. Additionally, in connection with our initial business combination, it is likely that Nasdaq will require us to file a new initial listing application and meet its initial listing requirements as opposed to its more lenient continued listing requirements. We cannot assure you that we will be able to meet those initial listing requirements at that time.

If Nasdaq delists our securities from trading on its exchange, we could face significant material adverse consequences, including:

•	a limited availability of market quotations for our securities;

•	reduced liquidity with respect to our securities;

•	a determination that our shares of common stock are “penny stock” which will require brokers trading in our shares of common stock to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for our shares of common stock;

•	a limited amount of news and analyst coverage for our company; and

•	a decreased ability to issue additional securities or obtain additional financing in the future.

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The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because we expect that our units and eventually our common stock and warrants will be listed on Nasdaq, our units, common stock and warrants will be covered securities. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not be covered securities and we would be subject to regulation in each state in which we offer our securities.

We are an “emerging growth company” and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our shares of common stock less attractive to investors.

We are an “emerging growth company,” as defined in the JOBS Act. We will remain an emerging growth company until the earlier of (1) the last day of the fiscal year (a) following the fifth anniversary of the completion of this offering, (b) in which we have total annual gross revenue of at least $1.07 billion, or (c) in which we are deemed to be a large accelerated filer, which means the market value of our outstanding shares of common stock that are held by non-affiliates exceeds $700 million as of the prior June 30, and (2) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three year period. As an emerging growth company, we are not required to comply with the auditor attestation requirements of section 404 of the Sarbanes-Oxley Act, we have reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements and we are exempt from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved. Additionally, as an emerging growth company, we have elected to delay the adoption of new or revised accounting standards that have different effective dates for public and private companies until those standards apply to private companies. As such, our financial statements may not be comparable to companies that comply with public company effective dates. We cannot predict if investors will find our shares of common stock less attractive because we may rely on these provisions. If some investors find our shares of common stock less attractive as a result, there may be a less active trading market for our shares and our share price may be more volatile.

We may only be able to complete one business combination with the proceeds of this offering and the sale of the private placement warrants, which will cause us to be solely dependent on a single business which may have a limited number of products or services.

It is likely we will consummate a business combination with a single target business, although we have the ability to simultaneously acquire several target businesses. By consummating a business combination with only a single entity, our lack of diversification may subject us to numerous economic, competitive and regulatory developments. Further, we would not be able to diversify our operations or benefit from the possible spreading of risks or offsetting of losses, unlike other entities which may have the resources to complete several business combinations in different industries or different areas of a single industry. Accordingly, the prospects for our success may be:

•	solely dependent upon the performance of a single business, or

•	dependent upon the development or market acceptance of a single or limited number of products, processes or services.

This lack of diversification may subject us to numerous economic, competitive and regulatory developments, any or all of which may have a substantial adverse impact upon the particular industry in which we may operate subsequent to a business combination.

Alternatively, if we determine to simultaneously acquire several businesses, and such businesses are owned by different sellers, we will need for each of such sellers to agree that our purchase of its business is contingent on the simultaneous closings of the other business combinations, which may make it more difficult for us, and delay our ability, to complete the business combinations. With multiple business combinations, we could also face additional risks, including additional burdens and costs with respect to possible multiple negotiations and due diligence investigations (if there are multiple sellers) and the additional risks associated with the subsequent assimilation of the operations and services or products of the acquired companies into a single operating business. If we are unable to adequately address these risks, it could negatively impact our profitability and results of operations.

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We may attempt to simultaneously complete business combinations with multiple prospective targets, which may hinder our ability to complete our initial business combination and give rise to increased costs and risks that could negatively impact our operations and profitability.

If we determine to simultaneously acquire several businesses that are owned by different sellers, we will need for each of such sellers to agree that our purchase of its business is contingent on the simultaneous closings of the other business combinations, which may make it more difficult for us, and delay our ability, to complete our initial business combination. We do not, however, intend to purchase multiple businesses in unrelated industries in conjunction with our initial business combination. With multiple business combinations, we could also face additional risks, including additional burdens and costs with respect to possible multiple negotiations and due diligence investigations (if there are multiple sellers) and the additional risks associated with the subsequent assimilation of the operations and services or products of the acquired companies in a single operating business. If we are unable to adequately address these risks, it could negatively impact our profitability and results of operations.

We may attempt to complete our initial business combination with a private company about which little information is available, which may result in an initial business combination with a company that is not as profitable as we suspected, if at all.

In pursuing our initial business combination strategy, we may seek to effectuate our initial business combination with a privately held company. Very little public information generally exists about private companies, and we could be required to make our decision on whether to pursue a potential initial business combination on the basis of limited information, which may result in an initial business combination with a company that is not as profitable as we suspected, if at all.

The ability of our stockholders to exercise their conversion rights or sell their shares to us in a tender offer may not allow us to effectuate the most desirable business combination or optimize our capital structure.

If our business combination requires us to use substantially all of our cash to pay the purchase price, because we will not know how many stockholders may exercise conversion rights or seek to sell their shares to us in a tender offer, we may either need to reserve part of the trust account for possible payment upon such conversion, or we may need to arrange third party financing to help fund our business combination. In the event that the acquisition involves the issuance of our stock as consideration, we may be required to issue a higher percentage of our stock to make up for a shortfall in funds. Raising additional funds to cover any shortfall may involve dilutive equity financing or incurring indebtedness at higher than desirable levels. This may limit our ability to effectuate the most attractive business combination available to us.

In connection with any vote to approve a business combination, we will offer each public stockholder the option to vote in favor of a proposed business combination and still seek conversion of his, her or its shares.

In connection with any vote to approve a business combination, we will offer each public stockholder (but not our sponsor, officers or directors) the right to have his, her or its shares of common stock converted to cash (subject to the limitations described elsewhere in this prospectus) regardless of whether such stockholder votes for or against such proposed business combination. This ability to seek conversion while voting in favor of our proposed business combination may make it more likely that we will consummate a business combination.

In connection with any stockholder meeting called to approve a proposed initial business combination, we may require stockholders who wish to convert their shares in connection with a proposed business combination to comply with specific requirements for conversion that may make it more difficult for them to exercise their conversion rights prior to the deadline for exercising their rights.

In connection with any stockholder meeting called to approve a proposed initial business combination, each public stockholder will have the right, regardless of whether he is voting for or against such proposed business combination, to demand that we convert his shares into a pro rata share of the trust account as of two business days prior to the consummation of the initial business combination. We may require public stockholders who wish to convert their shares in connection with a proposed business combination to either (i) tender their certificates to our transfer agent or (ii) deliver their shares to the transfer agent electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, at the holders’ option, in each case prior to a date set forth in the proxy materials sent in connection with the proposal to approve the business combination. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC and our transfer agent will need to act to facilitate this request. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, because we do not have any control over this process or over the brokers or DTC, it may take significantly longer than two weeks to obtain a physical stock certificate. While we have been advised that it takes a short time to deliver shares through the DWAC System, we cannot assure you of this fact. Accordingly, if it takes longer than we anticipate for stockholders to deliver their shares, stockholders who wish to convert may be unable to meet the deadline for exercising their conversion rights and thus may be unable to convert their shares.

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If, in connection with any stockholder meeting called to approve a proposed business combination, we require public stockholders who wish to convert their shares to comply with specific requirements for conversion, such converting stockholders may be unable to sell their securities when they wish to in the event that the proposed business combination is not approved.

If we require public stockholders who wish to convert their shares to either (i) tender their certificates to our transfer agent or (ii) deliver their shares to the transfer agent electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System as described above and such proposed business combination is not consummated, we will promptly return such certificates to the tendering public stockholders. Accordingly, investors who attempted to convert their shares in such a circumstance will be unable to sell their securities after the failed acquisition until we have returned their securities to them. The market price for our shares of common stock may decline during this time and you may not be able to sell your securities when you wish to, even while other stockholders that did not seek conversion may be able to sell their securities.

Because of our structure, other companies may have a competitive advantage and we may not be able to consummate an attractive business combination.

We expect to encounter intense competition from entities other than blank check companies having a business objective similar to ours, including venture capital funds, leveraged buyout funds and operating businesses competing for acquisitions. Many of these entities are well established and have extensive experience in identifying and effecting business combinations directly or through affiliates. Many of these competitors possess greater technical, human and other resources than we do and our financial resources will be relatively limited when contrasted with those of many of these competitors. While we believe that there are numerous potential target businesses that we could acquire with the net proceeds of this offering and the sale of the private placement warrants, our ability to compete in acquiring certain sizable target businesses will be limited by our available financial resources. This inherent competitive limitation gives others an advantage in pursuing the acquisition of certain target businesses. Furthermore, seeking stockholder approval or engaging in a tender offer in connection with any proposed business combination may delay the consummation of such a transaction. Additionally, our outstanding warrants, and the future dilution they potentially represent, may not be viewed favorably by certain target businesses. Any of the foregoing may place us at a competitive disadvantage in successfully negotiating a business combination.

We may be unable to obtain additional financing, if required, to complete a business combination or to fund the operations and growth of the target business, which could compel us to restructure or abandon a particular business combination.

Although we believe that the net proceeds of this offering and the sale of the private placement warrants will be sufficient to allow us to consummate a business combination, because we have not yet identified any prospective target business, we cannot ascertain the capital requirements for any particular transaction. If the net proceeds of this offering and the sale of the private placement warrants prove to be insufficient, because of either the size of the business combination, the depletion of the available net proceeds in search of a target business or the obligation to convert into cash a significant number of shares from dissenting stockholders, we will be required to seek additional financing. Such financing may not be available on acceptable terms, if at all. To the extent that additional financing proves to be unavailable when needed to consummate a particular business combination, we would be compelled to either restructure the transaction or abandon that particular business combination and seek an alternative target business candidate. In addition, if we consummate a business combination, we may require additional financing to fund the operations or growth of the target business. The failure to secure additional financing could have a material adverse effect on the continued development or growth of the target business. None of our sponsor, officers, directors or stockholders is required to provide any financing to us in connection with or after a business combination.

Our initial stockholders will control a substantial interest in us and thus may influence certain actions requiring a stockholder vote.

Upon consummation of our offering, our initial stockholders prior to the offering will own approximately 20% of our issued and outstanding shares of common stock (assuming they do not purchase any units in this offering). None of our sponsor, officers, directors or their affiliates has indicated any intention to purchase units in this offering or any units or shares of common stock from persons in the open market or in private transactions. However, our sponsor, officers, directors or their affiliates could determine in the future to make such purchases in the open market or in private transactions, to the extent permitted by law, in order to influence the vote or magnitude of the number of stockholders seeking to tender their shares to us. In connection with any vote for a proposed business combination, our sponsor and initial stockholders, as well as all of our officers and directors, have agreed to vote the shares of common stock owned by them immediately before this offering as well as any shares of common stock acquired in this offering or in the aftermarket in favor of such proposed business combination.

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Our board of directors will be divided into two classes, each of which will generally serve for a term of two years with only one class of directors being elected in each year. There may not be an annual meeting of stockholders to elect new directors prior to the consummation of a business combination, in which case all of the current directors will continue in office until at least the consummation of the business combination. If there is an annual meeting, as a consequence of our “staggered” board of directors, only a minority of the board of directors will be considered for election and our initial stockholders, because of their ownership position, will have considerable influence regarding the outcome. Accordingly, our initial stockholders will continue to exert control at least until the consummation of a business combination.

Our initial stockholders paid $25,000, or approximately $0.006 per share, for the founders’ shares and, accordingly, you will experience immediate and substantial dilution from the purchase of our shares of common stock.

The difference between the public offering price per share (allocating all of the unit purchase price to the common stock and none to the warrants included in the units) and the pro forma net tangible book value per share of common stock after this offering constitutes the dilution to the investors in this offering. Our initial stockholders acquired the founders’ shares at a nominal price, significantly contributing to this dilution. Upon consummation of this offering, you and the other new investors will incur an immediate and substantial dilution of approximately 88.0% or $8.80 per share (the difference between the pro forma net tangible book value per share $1.20, and the initial offering price of $10.00 per share at a fully diluted base immediately upon closing of this offering). This is because investors in this offering will be contributing approximately 99.98% of the total amount paid to us for our outstanding shares of common stock after this offering but will only own 80% of our outstanding shares of common stock. Accordingly, the per-share purchase price you will be paying substantially exceeds our per share net tangible book value.

Our outstanding warrants may have an adverse effect on the market price of our common stock and make it more difficult to effect a business combination.

We will be issuing warrants to purchase 15,000,000 shares of common stock as part of the units offered by this prospectus (or warrants to purchase 17,250,000 shares of common stock if the over-allotment option is exercised in full) and private placement warrants to purchase 4,550,000 shares of common stock (or warrants to purchase 5,000,000 shares of common stock if the over-allotment option is exercised in full). We may also issue other warrants to our sponsor, officers or directors in payment of working capital loans made to us as described in this prospectus. To the extent we issue shares of common stock to effect a business combination, the potential for the issuance of a substantial number of additional shares upon exercise of these warrants could make us a less attractive acquisition vehicle in the eyes of a target business. Such securities, when exercised, will increase the number of issued and outstanding shares of common stock and reduce the value of the shares issued to complete the business combination. Accordingly, our warrants may make it more difficult to effectuate a business combination or increase the cost of acquiring the target business. Additionally, the sale, or even the possibility of sale, of the shares underlying the warrants could have an adverse effect on the market price for our securities or on our ability to obtain future financing. If and to the extent these warrants are exercised, you may experience dilution to your holdings.

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We may redeem your unexpired warrants prior to their exercise at a time that is disadvantageous to you, thereby making your warrants worthless.

We have the ability to redeem outstanding warrants (excluding the private placement warrants to the extent they are held by the initial purchasers thereof) at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant, provided that the last reported sales price of the common stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within a 30 trading-day period ending on the third business day prior to proper notice of such redemption provided that on the date we give notice of redemption and during the entire period thereafter until the time we redeem the warrants, we have an effective registration statement under the Securities Act covering the shares of common stock issuable upon exercise of the warrants and a current prospectus relating to them is available. If and when the warrants become redeemable by us, we may exercise our redemption right even if we are unable to register or qualify the underlying securities for sale under all applicable state securities laws. Redemption of the outstanding warrants could force you (i) to exercise your warrants and pay the exercise price therefor at a time when it may be disadvantageous for you to do so, (ii) to sell your warrants at the then-current market price when you might otherwise wish to hold your warrants or (iii) to accept the nominal redemption price which, at the time the outstanding warrants are called for redemption, is likely to be substantially less than the market value of your warrants. None of the private placement warrants will be redeemable by us so long as they are held by the initial purchasers or their permitted transferees.

Our management’s ability to require holders of our warrants to exercise such warrants on a cashless basis will cause holders to receive fewer shares of common stock upon their exercise of the warrants than they would have received had they been able to exercise their warrants for cash.

If we call our public warrants for redemption after the redemption criteria described elsewhere in this prospectus have been satisfied, our management will have the option to require any holder that wishes to exercise his warrant (including any warrants held by our sponsor, officers or directors or their permitted transferees) to do so on a “cashless basis.” If our management chooses to require holders to exercise their warrants on a cashless basis, the number of shares of common stock received by a holder upon exercise will be fewer than it would have been had such holder exercised his warrant for cash. This will have the effect of reducing the potential “upside” of the holder’s investment in our company.

If our security holders exercise their registration rights, it may have an adverse effect on the market price of our shares of common stock and the existence of these rights may make it more difficult to effect a business combination.

Our stockholders prior to this offering are entitled to demand that we register the resale of the founders’ shares at any time commencing three months prior to the date on which their shares may be released from escrow. Additionally, the holders of the private placement warrants and any warrants our sponsor, officers, directors, or their affiliates may be issued in payment of working capital loans made to us are entitled to demand that we register the resale of the private placement warrants and any other warrants we issue to them (and the underlying shares of common stock) commencing at any time after we consummate an initial business combination. The presence of these additional shares of common stock trading in the public market may have an adverse effect on the market price of our securities. In addition, the existence of these rights may make it more difficult to effectuate a business combination or increase the cost of acquiring the target business, as the stockholders of the target business may be discouraged from entering into a business combination with us or will request a higher price for their securities because of the potential effect the exercise of such rights may have on the trading market for our shares of common stock.

If we are deemed to be an investment company, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete a business combination.

A company that, among other things, is or holds itself out as being engaged primarily, or proposes to engage primarily, in the business of investing, reinvesting, owning, trading or holding certain types of securities would be deemed an investment company under the Investment Company Act, as amended, or the Investment Company Act. Since we will invest the proceeds held in the trust account, it is possible that we could be deemed an investment company. Notwithstanding the foregoing, we do not believe that our anticipated principal activities will subject us to the Investment Company Act. To this end, the proceeds held in trust may be invested by the trustee only in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. By restricting the investment of the proceeds to these instruments, we intend to meet the requirements for the exemption provided in Rule 3a-1 promulgated under the Investment Company Act.

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If we are nevertheless deemed to be an investment company under the Investment Company Act, we may be subject to certain restrictions that may make it more difficult for us to complete a business combination, including:

•	restrictions on the nature of our investments; and

•	restrictions on the issuance of securities.

In addition, we may have imposed upon us certain burdensome requirements, including:

•	registration as an investment company;

•	adoption of a specific form of corporate structure; and

•	reporting, record keeping, voting, proxy, compliance policies and procedures and disclosure requirements and other rules and regulations.

Compliance with these additional regulatory burdens would require additional expense for which we have not allotted.

The determination of the offering price of our units is more arbitrary compared with the pricing of securities for an operating company in a particular industry.

Prior to this offering there has been no public market for any of our securities. The public offering price of the units and the terms of the warrants were negotiated between us and EarlyBirdCapital. Factors considered in determining the prices and terms of the units, including the shares of common stock and warrants underlying the units, include:

•	the history and prospects of companies whose principal business is the acquisition of other companies;

•	prior offerings of those companies;

•	our prospects for acquiring an operating business at attractive values;

•	our capital structure;

•	an assessment of our management and their experience in identifying operating companies; and

•	general conditions of the securities markets at the time of the offering.

However, although these factors were considered, the determination of our offering price is more arbitrary than the pricing of securities for an operating company in a particular industry since we have no historical operations or financial results with which to compare.

EarlyBirdCapital may have a conflict of interest in rendering services to us in connection with our initial business combination.

We have engaged EarlyBirdCapital to assist us in connection with our initial business combination. We will pay EarlyBirdCapital a cash fee for such services upon the consummation of our initial business combination in an aggregate amount equal to 3.5% of the total gross proceeds raised in the offering (provided that we have the right to allocate up to 35% of the fee to any of the underwriters in this offering or other FINRA member firms we retain to assist us in connection with our initial business combination). This financial interest may result in EarlyBirdCapital having a conflict of interest when providing the services to us in connection with an initial business combination.

If we do not conduct an adequate due diligence investigation of a target business, we may subsequently be required to take write-downs or write-offs, restructuring, and impairment or other charges that could have a significant negative effect on our financial condition, results of operations and our stock price, which could cause you to lose some or all of your investment.

We must conduct a due diligence investigation of the target businesses we intend to acquire. Intensive due diligence is time consuming and expensive due to the operations, accounting, finance and legal professionals who must be involved in the due diligence process. Even if we conduct extensive due diligence on a target business, this diligence may not reveal all material issues that may affect a particular target business, and factors outside the control of the target business and outside of our control may later arise. If our diligence fails to identify issues specific to a target business, industry or the environment in which the target business operates, we may later be forced to write-down or write-off assets, restructure our operations, or incur impairment or other charges that could result in our reporting losses. Even though these charges may be non-cash items and not have an immediate impact on our liquidity, the fact that we report charges of this nature could contribute to negative market perceptions about us or our common stock. In addition, charges of this nature may cause us to violate net worth or other covenants to which we may be subject as a result of assuming pre-existing debt held by a target business or by virtue of our obtaining debt financing during or subsequent to the business combination.

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The requirement that we complete an initial business combination within 18 months from the closing of this offering may give potential target businesses leverage over us in negotiating a business combination.

We have 18 months from the closing of this offering to complete an initial business combination. Any potential target business with which we enter into negotiations concerning a business combination will be aware of this requirement. Consequently, such target business may obtain leverage over us in negotiating a business combination, knowing that if we do not complete a business combination with that particular target business, we may be unable to complete a business combination with any other target business. This risk will increase as we get closer to the time limit referenced above.

We may not obtain a fairness opinion with respect to the target business that we seek to acquire and therefore you may be relying solely on the judgment of our board of directors in approving a proposed business combination.

We will only be required to obtain a fairness opinion with respect to the target business that we seek to acquire if it is an entity that is affiliated with any of our officers, directors or sponsor. In all other instances, we will have no obligation to obtain an opinion. Accordingly, investors will be relying solely on the judgment of our board of directors in approving a proposed business combination.

Resources could be spent researching acquisitions that are not consummated, which could materially adversely affect subsequent attempts to locate and acquire or merge with another business.

It is anticipated that the investigation of each specific target business and the negotiation, drafting, and execution of relevant agreements, disclosure documents, and other instruments will require substantial management time and attention and substantial costs for accountants, attorneys and others. If a decision is made not to complete a specific business combination, the costs incurred up to that point for the proposed transaction likely would not be recoverable. Furthermore, even if an agreement is reached relating to a specific target business, we may fail to consummate the business combination for any number of reasons including those beyond our control. Any such event will result in a loss to us of the related costs incurred which could materially adversely affect subsequent attempts to locate and acquire or merge with another business.

Compliance with the Sarbanes-Oxley Act of 2002 will require substantial financial and management resources and may increase the time and costs of completing an acquisition.

Section 404 of the Sarbanes-Oxley Act of 2002 requires that we evaluate and report on our system of internal controls and may require that we have such system of internal controls audited beginning with our Annual Report on Form 10-K for the year ending December 31, 2019. If we fail to maintain the adequacy of our internal controls, we could be subject to regulatory scrutiny, civil or criminal penalties and/or stockholder litigation. Any inability to provide reliable financial reports could harm our business. Section 404 of the Sarbanes-Oxley Act also requires that our independent registered public accounting firm report on management’s evaluation of our system of internal controls. A target company may not be in compliance with the provisions of the Sarbanes-Oxley Act regarding adequacy of their internal controls. The development of the internal controls of any such entity to achieve compliance with the Sarbanes-Oxley Act may increase the time and costs necessary to complete any such acquisition. Furthermore, any failure to implement required new or improved controls, or difficulties encountered in the implementation of adequate controls over our financial processes and reporting in the future, could harm our operating results or cause us to fail to meet our reporting obligations. Inferior internal controls could also cause investors to lose confidence in our reported financial information, which could have a negative effect on the trading price of our stock.

Cyber incidents or attacks directed at us could result in information theft, data corruption, operational disruption and/or financial loss.

We depend on digital technologies, including information systems, infrastructure and cloud applications and services, including those of third parties with which we may deal. Sophisticated and deliberate attacks on, or security breaches in, our systems or infrastructure, or the systems or infrastructure of third parties or the cloud, could lead to corruption or misappropriation of our assets, proprietary information and sensitive or confidential data. As an early stage company without significant investments in data security protection, we may not be sufficiently protected against such occurrences. We may not have sufficient resources to adequately protect against, or to investigate and remediate any vulnerability to, cyber incidents. It is possible that any of these occurrences, or a combination of them, could have adverse consequences on our business and lead to financial loss.

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Investments in post-restructured equities are subject to various risks.

Business combinations with post-restructured entities entail special considerations and risks. If we are successful in completing a business combination with such a target business, we may be subject to, and possibly adversely affected by, the following risks:

●	investments in such companies are speculative, prices are volatile, and market movements are difficult to predict;

●	supply and demand for distressed securities change rapidly and are affected by a variety of market factors over which we have no control and which may reduce the pool of profitable investment opportunities;

●	our ability to identify undervalued investment opportunities that fit our business strategy involves a high degree of uncertainty, and no assurance can be given that we will be able to identify such opportunities;

●	such investments may take a substantial period of time before realizing their anticipated value and returns generated from such investments may not adequately compensate for the business and financial risks assumed; and

●	there is no guarantee that we will be able to achieve our investment objectives or provide any return on invested capital.

Any of the foregoing could have an adverse impact on our operations following a business combination. However, our efforts in identifying prospective target businesses will not be limited to post-restructured entities. Accordingly, if we acquire a target business that is not a post-restructured entity, it is possible that these specific risks would not affect us in the same manner, but we would be subject to other risks attendant with the specific industry in which we operate or target business which we acquire, none of which can be presently ascertained.

If we effect a business combination with a company located outside of the United States, we would be subject to a variety of additional risks that may negatively impact our operations.

We may effect a business combination with a company located outside of the United States. If we did, we would be subject to any special considerations or risks associated with companies operating in the target business’s home jurisdiction, including any of the following:

•	rules and regulations or currency conversion or corporate withholding taxes on individuals;

•	tariffs and trade barriers;

•	regulations related to customs and import/export matters;

•	longer payment cycles;

•	tax issues, such as tax law changes and variations in tax laws as compared to the United States;

•	currency fluctuations and exchange controls;

•	challenges in collecting accounts receivable;

•	cultural and language differences;

•	employment regulations;

•	crime, strikes, riots, civil disturbances, terrorist attacks and wars; and

•	deterioration of political relations with the United States.

We cannot assure you that we would be able to adequately address these additional risks. If we were unable to do so, our operations might suffer.

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If we effect a business combination with a company located outside of the United States, the laws applicable to such company will likely govern all of our material agreements and we may not be able to enforce our legal rights.

If we effect a business combination with a company located outside of the United States, the laws of the country in which such company operates will govern almost all of the material agreements relating to its operations. We cannot assure you that the target business will be able to enforce any of its material agreements or that remedies will be available in this new jurisdiction. The system of laws and the enforcement of existing laws in such jurisdiction may not be as certain in implementation and interpretation as in the United States. The inability to enforce or obtain a remedy under any of our future agreements could result in a significant loss of business, business opportunities or capital. Additionally, if we acquire a company located outside of the United States, it is likely that substantially all of our assets would be located outside of the United States and some of our officers and directors might reside outside of the United States. As a result, it may not be possible for investors in the United States to enforce their legal rights, to effect service of process upon our directors or officers or to enforce judgments of United States courts predicated upon civil liabilities and criminal penalties of our directors and officers under federal securities laws.

Provisions in our amended and restated certificate of incorporation and bylaws and Delaware law may inhibit a takeover of us, which could limit the price investors might be willing to pay in the future for our common stock and could entrench management.

Our amended and restated certificate of incorporation and bylaws contain provisions that may discourage unsolicited takeover proposals that stockholders may consider to be in their best interests. Our board of directors will be divided into two classes, each of which will generally serve for a term of two years with only one class of directors being elected in each year. As a result, at a given annual meeting only a minority of the board of directors may be considered for election. Since our “staggered board” may prevent our stockholders from replacing a majority of our board of directors at any given annual meeting, it may entrench management and discourage unsolicited stockholder proposals that may be in the best interests of stockholders. Moreover, our board of directors has the ability to designate the terms of and issue new series of preferred stock.

We are also subject to anti-takeover provisions under Delaware law, which could delay or prevent a change of control. Together these provisions may make more difficult the removal of management and may discourage transactions that otherwise could involve payment of a premium over prevailing market prices for our securities.

Because we must furnish our stockholders with target business financial statements prepared in accordance with U.S. generally accepted accounting principles or international financial reporting standards, we will not be able to complete a business combination with prospective target businesses unless their financial statements are prepared in accordance with such standards.

The federal proxy rules require that a proxy statement with respect to a vote on a business combination meeting certain financial significance tests include historical and/or pro forma financial statement disclosure in periodic reports. These financial statements may be required to be prepared in accordance with, or be reconciled to, accounting principles generally accepted in the United States of America, or GAAP, or international financial reporting standards, or IFRS, depending on the circumstances, and the historical financial statements may be required to be audited in accordance with the standards of the Public Company Accounting Oversight Board (United States), or PCAOB. We will include the same financial statement disclosure in connection with any tender offer documents we use, whether or not they are required under the tender offer rules. Additionally, to the extent we furnish our stockholders with financial statements prepared in accordance with IFRS, such financial statements will need to be audited in accordance with U.S. GAAP at the time of the consummation of the business combination. These financial statement requirements may limit the pool of potential target businesses we may acquire.

There is currently no market for our securities and a market for our securities may not develop, which would adversely affect the liquidity and price of our securities.

There is currently no market for our securities. Stockholders therefore have no access to information about prior market history on which to base their investment decision. Following this offering, the price of our securities may vary significantly due to one or more potential business combinations and general market or economic conditions. Furthermore, an active trading market for our securities may never develop or, if developed, it may not be sustained. You may be unable to sell your securities unless a market can be established and sustained.

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Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect our business, investments and results of operations.

We are subject to laws and regulations enacted by national, regional and local governments. In particular, we will be required to comply with certain SEC and other legal requirements. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on our business, investments and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business and results of operations.

An investment in this offering may involve adverse U.S. federal income tax consequences.

An investment in this offering may involve adverse U.S. federal income tax consequences. For instance:

•	because there are no authorities that directly address instruments similar to the units we are issuing in this offering, the allocation an investor makes with respect to the purchase price of the unit between the share of common stock and warrant included in the units could be challenged by the Internal Revenue Service of the United States (“IRS”) or the courts.

•	if we make distributions on our common stock, such distributions generally will be treated as dividends for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits. The ability of a holder to seek conversion of their shares may be viewed as a position with respect to substantially similar or related property which diminishes your risk of loss and thereby affects your ability to satisfy the holding period requirements for the dividends received deduction or the preferential tax rate on qualified dividend income with respect to the time period prior to the approval of an initial business combination.

•	our warrants may be exercised on a cashless basis in certain situations as described herein. Although there is no direct legal authority as to the U.S. federal income tax treatment of an exercise of a warrant on a cashless basis, we intend to take the position that such exercise will not be taxable, either because the exercise is not a gain realization event or because it qualifies as a tax-free recapitalization. In the former case, the holding period of the common stock should commence on the day after the warrant is exercised. In the latter case, the holding period of the common stock would include the holding period of the exercised warrants. However, our position is not binding on the IRS and the IRS may treat a cashless exercise of a warrant as a taxable exchange.

•	any capital gain or loss you realize on a sale or other disposition of our common stock will generally be long-term capital gain or loss if your holding period for the common stock is more than one year. However, the conversion feature of the common stock could affect your ability to satisfy the holding period requirements for the long-term capital gain tax rate with respect to the time period prior to the approval of an initial business combination.

See the section titled “Material U.S. Federal Tax Considerations” for a summary of the material United States Federal income tax consequences of an investment in our securities. Accordingly, each prospective investor is urged to consult a tax advisor with respect to the specific tax consequences of the acquisition, ownership and disposition of our securities, including the applicability and effect of state, local, or foreign tax laws, as well as U.S. federal tax laws.

We may be subject to an increased rate of tax on our income if we are treated as a personal holding company.

Depending on the date and size of our initial business combination, it is possible that we could be treated as a “personal holding company” for U.S. federal income tax purposes. A U.S. corporation generally will be classified as a personal holding company for U.S. federal income tax purposes in a given taxable year if more than 50% of its ownership (by value) is concentrated, within a certain period of time, in five or fewer individuals (without regard to their citizenship or residency and including as individuals for this purpose certain entities such as certain tax-exempt organizations, pension funds, and charitable trusts), and at least 60% of its income is comprised of certain passive items. See the section titled “Material U.S. Federal Tax Considerations — Personal Holding Company Status” for more detailed information.

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There may be tax consequences to our business combinations that may adversely affect us.

While we expect to undertake any merger or acquisition so as to minimize taxes both to the acquired business and/or asset and us, such business combination might not meet the statutory requirements of a tax-free reorganization, or the parties might not obtain the intended tax-free treatment upon a transfer of shares or assets. A non-qualifying reorganization could result in the imposition of substantial taxes.

Our amended and restated certificate of incorporation provides, subject to limited exceptions, that the Court of Chancery of the State of Delaware will be the sole and exclusive forum for certain stockholder litigation matters, which could limit our stockholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers, employees or stockholders.

Our amended and restated certificate of incorporation requires, to the fullest extent permitted by law, that derivative actions brought in our name, actions against directors, officers and employees for breach of fiduciary duty and other similar actions may be brought only in the Court of Chancery in the State of Delaware and, if brought outside of Delaware, the stockholder bringing the suit will be deemed to have consented to service of process on such stockholder’s counsel; provided that the exclusive forum provision will not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction; and provided further that, if and only if the Court of Chancery of the State of Delaware dismisses any such action for lack of subject matter jurisdiction, such action may be brought in another state or federal court sitting in the State of Delaware. Furthermore, our amended and restated certificate of incorporation will also provide that unless we consent in writing to the selection of an alternative forum, the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act. Any person or entity purchasing or otherwise acquiring any interest in shares of our capital stock shall be deemed to have notice of and consented to the forum provisions in our amended and restated certificate of incorporation.

This choice of forum provision may limit a stockholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with us or any of our directors, officers, other employees or stockholders, which may discourage lawsuits with respect to such claims. Alternatively, if a court were to find the choice of forum provision contained in our amended and restated certificate of incorporation to be inapplicable or unenforceable in an action, we may incur additional costs associated with resolving such action in other jurisdictions, which could harm our business, operating results and financial condition.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The statements contained in this prospectus that are not purely historical are forward-looking statements. Our forward-looking statements include, but are not limited to, statements regarding our or our management’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipates,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predicts,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this prospectus may include, for example, statements about our:

•	ability to complete our initial business combination;

•	success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;

•	officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination, as a result of which they would then receive expense reimbursements;

•	potential ability to obtain additional financing to complete a business combination;

•	pool of prospective target businesses;

•	ability of our officers and directors to generate a number of potential investment opportunities;

•	potential change in control if we acquire one or more target businesses for stock;

•	public securities’ potential liquidity and trading;

•	the lack of a market for our securities;

•	expectations regarding the time during which we will be an “emerging growth company” under the JOBS Act;

•	use of proceeds not held in the trust account or available to us from interest income on the trust account balance; or

•	financial performance following this offering.

The forward-looking statements contained in this prospectus are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors.” Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

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USE OF PROCEEDS

We estimate that the net proceeds of this offering and the sale of the private placement warrants will be as set forth in the following table:

	Without Over-Allotment Option		Over-Allotment Option Exercised
Gross proceeds
From offering	$150,000,000		$172,500,000
From private placement	4,550,000		5,000,000
Total gross proceeds	154,550,000		177,500,000
Offering expenses(1)
Underwriting discount (2.0% of gross proceeds from units offered to public)	3,000,000	(2)	3,450,000 (2)
Legal fees and expenses	300,000		300,000
Nasdaq Listing Fees	75,000		75,000
Printing and engraving expenses	50,000		50,000
Accounting fees and expenses	32,500		32,500
FINRA filing fee	26,375		26,375
SEC registration fee	20,907		20,907
Directors & Officers insurance	125,000		125,000
Miscellaneous expenses	20,218		20,218
Total expenses (other than underwriters’ discount)	650,000		650,000
Net proceeds
Held in trust(3)	$150,000,000		$172,500,000
% of public offering size	100.0%		100.0%
Not held in trust	900,000		900,000

	Amount		Percentage
Use of net proceeds not held in trust(4)(5)
Legal, accounting and other third party expenses attendant to the search for target businesses and to the due diligence investigation, structuring and negotiation of a business combination	$300,000		33.3%
Due diligence of prospective target businesses by officers, directors and sponsor	$150,000		16.7%
Legal and accounting fees relating to SEC reporting obligations	$150,000		16.7%
Payment of administrative fee to our sponsor (up to $10,000 per month for up to 18 months)	$180,000		20.0%
Working capital to cover miscellaneous expenses, general corporate purposes, and reserves	$120,000		13.3%
Total	$900,000		100.0%

(1)	A portion of the offering expenses, including the SEC registration fee, the FINRA filing fee, the non-refundable portion of the Nasdaq listing fee and a portion of the legal and audit fees, have been paid from the funds we borrowed from our sponsor described below. These funds will be repaid out of the proceeds of this offering and the sale of the private placement warrants available to us.
(2)	No discounts or commissions will be paid with respect to the purchase of the private placement warrants.
(3)	We are obligated to pay to EarlyBirdCapital a fee in an amount equal to 3.5% of the gross proceeds of this offering for serving as an advisor in connection with our business combination (provided that we have the right to allocate up to 35% of the fee to any of the underwriters in this offering or other FINRA member firms we retain to assist us in connection with our initial business combination). Accordingly, upon completion of our initial business combination, $5,250,000 (or up to $6,037,500 if the underwriters’ over-allotment option is exercised in full) will be paid to such parties from the funds held in the trust account.
(4)	The amount of proceeds not held in trust will remain constant at approximately $900,000 even if the over-allotment is exercised.
(5)	These are estimates only. Our actual expenditures for some or all of these items may differ from the estimates set forth herein. For example, we may incur greater legal and accounting expenses than our current estimates in connection with negotiating and structuring our initial business combination based upon the level of complexity of that business combination. We do not anticipate any change in our intended use of proceeds, other than fluctuations among the current categories of allocated expenses, which fluctuations, to the extent they exceed current estimates for any specific category of expenses, would be deducted from our excess working capital.

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Our sponsor has committed to purchase the 4,550,000 private placement warrants from us for a purchase price of $4,550,000 on a private placement basis simultaneously with the consummation of this offering. Our sponsor also agreed that if the over-allotment option is exercised by the underwriters in full or in part, it will purchase from us up to an additional 450,000 private placement warrants at a price of $1.00 per warrant. These additional private placement warrants will be purchased in a private placement that will occur simultaneously with the purchase of units resulting from the exercise of the over-allotment option. The private placement warrants are identical to the warrants being sold as part of the units in this offering, subject to certain limited exceptions as described elsewhere in this prospectus. All of the proceeds we receive from these purchases will be placed in the trust account described below.

$150,000,000, or $172,500,000 if the over-allotment option is exercised in full, of net proceeds of this offering and the sale of the private placement warrants will be placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, New York, New York, as trustee. The funds held in trust will be invested only in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 180 days or less, or in money market funds meeting the conditions of paragraph (d) under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, so that we are not deemed to be an investment company under the Investment Company Act. Except with respect to interest earned on the funds held in the trust account that may be released to us to pay our franchise and income tax obligations, the proceeds will not be released from the trust account until the earlier of the completion of a business combination or our redemption of 100% of the outstanding public shares if we have not completed a business combination in the required time period. The proceeds held in the trust account may be used as consideration to pay the sellers of a target business with which we complete a business combination. Any amounts not paid as consideration to the sellers of the target business may be used to finance operations of the target business.

The payment to our sponsor of a monthly fee of an aggregate of up to $10,000 is for general and administrative services including office space, utilities and secretarial support. This arrangement is being agreed to by our sponsor for our benefit and is not intended to provide our sponsor or affiliated officers and directors with compensation in lieu of a salary. This arrangement will terminate upon completion of our initial business combination or the distribution of the trust account to our public stockholders. Other than the up to $10,000 per month fee and the repayment of loans from our sponsor (none of which payments will be made from the proceeds of this offering and the sale of the private placement warrants held in the trust account prior to the completion of our initial business combination), no compensation of any kind will be paid to our sponsor, officers, directors or any of their respective affiliates, for services rendered to us after the date of this prospectus and prior to or in connection with the consummation of our initial business combination (regardless of the type of transaction that it is). However, such entity and individuals will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. Our audit committee will review all reimbursements and payments made to our sponsor, officers, directors or our or their respective affiliates on a quarterly basis, with any interested director abstaining from such review and approval. There is no limit on the amount of such expenses reimbursable by us; provided, however, that to the extent such expenses exceed the available proceeds not deposited in the trust account, such expenses would not be reimbursed by us unless we consummate an initial business combination. Since the role of present management after a business combination is uncertain, we have no ability to determine what remuneration, if any, will be paid to those persons after a business combination.

Regardless of whether the over-allotment option is exercised in full, the net proceeds from this offering available to us out of trust for our working capital requirements in searching for a business combination will be approximately $900,000. We intend to use the proceeds for miscellaneous expenses such as paying fees to consultants to assist us with our search for a target business, with the balance being held in reserve in the event due diligence, legal, accounting and other expenses of structuring and negotiating business combinations exceed our estimates, as well as for reimbursement of any out-of-pocket expenses incurred by our sponsor, officers and directors in connection with activities on our behalf as described below.

The allocation of the net proceeds available to us outside of the trust account represents our best estimate of the intended uses of these funds. In the event that our assumptions prove to be inaccurate, we may reallocate some of such proceeds within the above described categories. If our estimate of the costs of undertaking in-depth due diligence and negotiating a business combination is less than the actual amount necessary to do so, we may be required to raise additional capital, the amount, availability and cost of which is currently unascertainable. In this event, we could seek such additional capital through loans or additional investments from members of our management team, but such members of our management team are not under any obligation to advance funds to, or invest in, us.

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We may use substantially all of the net proceeds of this offering and the sale of the private placement warrants, including the funds held in the trust account, to acquire a target business and to pay our expenses relating thereto, including a fee payable to EarlyBirdCapital equal to 3.5% of the gross proceeds raised in this offering (exclusive of any applicable finders’ fees which might become payable, and subject to our right to allocate up to 35% of the fee to any of the underwriters in this offering or other FINRA member firms we retain to assist us in connection with our initial business combination) upon consummation of our initial business combination for assisting us in connection with our initial business combination, as described under the section titled “Underwriting — Business Combination Marketing Agreement.” To the extent that our capital stock is used in whole or in part as consideration to effect a business combination, the proceeds held in the trust account which are not used to consummate a business combination (including to pay converting stockholders as described herein) will be disbursed to the combined company and will, along with any other net proceeds not expended, be used as working capital to finance the operations of the target business. Such working capital funds could be used in a variety of ways including continuing or expanding the target business’s operations, for strategic acquisitions and for marketing, research and development of existing or new products.

To the extent we are unable to consummate a business combination, we will pay the costs of liquidation from our remaining assets outside of the trust account and any available interest earned on the funds held in the trust account of $150,000 that we are permitted to withdraw.

As of the date of this prospectus, our sponsor has advanced us an aggregate of $100,000 which was used to pay a portion of the expenses of this offering referenced in the line items above for the SEC registration fee, FINRA filing fee, the non-refundable portion of the Nasdaq listing fee and a portion of the legal and audit fees and expenses. The advances will be payable without interest on the consummation of this offering. The advances will be repaid out of the proceeds of this offering and the sale of the private placement warrants available to us for payment of offering expenses.

We believe that, upon consummation of this offering, we will have sufficient available funds to operate for the next 18 months, assuming that a business combination is not consummated during that time. However, if necessary, in order to meet our working capital needs following the consummation of this offering, our sponsor, officers and directors may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a promissory note. The notes would either be paid upon consummation of our initial business combination, without interest, or, at holder’s discretion, up to $1,500,000 of the notes may be converted into warrants at a price of $1.00 per warrant. The warrants would be identical to the private placement warrants. If we do not complete a business combination, the loans will be forgiven.

A public stockholder will be entitled to receive funds from the trust account (including interest earned on his, her or its portion of the trust account to the extent not previously released to us) only in the event of (i) our redemption of 100% of the outstanding public shares if we have not completed a business combination in the required time period, (ii) if that public stockholder converts such shares, or sells such shares to us in a tender offer, in connection with a business combination which we consummate or (iii) we seek to amend any provisions of our amended and restated certificate of incorporation that would affect the substance or timing of the ability of our public stockholders from converting or selling their shares to us in connection with a business combination or of our obligation to redeem 100% of our public shares if we do not complete a business combination within 18 months from the closing of this offering. This redemption right shall apply in the event of the approval of any such amendment to our amended and restated certificate of incorporation, whether proposed by our sponsor, any executive officer, director or director nominee, or any other person. In no other circumstances will a public stockholder have any right or interest of any kind to or in the trust account.

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DIVIDEND POLICY

We have not paid any cash dividends on our common stock to date and do not intend to pay cash dividends prior to the completion of an initial business combination. The payment of cash dividends in the future will be dependent upon our revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of a business combination. The payment of any dividends subsequent to a business combination will be within the discretion of our board of directors at such time. It is the present intention of our board of directors to retain all earnings, if any, for use in our business operations and, accordingly, our board of directors does not anticipate declaring any dividends in the foreseeable future. In addition, our board of directors is not currently contemplating and does not anticipate declaring any stock dividends in the foreseeable future, except if we increase the size of the offering pursuant to Rule 462(b) under the Securities Act, in which case we will effect a stock dividend immediately prior to the consummation of the offering in such amount as to maintain the ownership of our stockholders prior to this offering at 20% of our issued and outstanding shares of our common stock upon the consummation of this offering. Further, if we incur any indebtedness, our ability to declare dividends may be limited by restrictive covenants we may agree to in connection therewith.

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DILUTION

The difference between the public offering price per share of common stock, assuming no value is attributed to the warrants included in the units we are offering pursuant to this prospectus or the private placement warrants, and the pro forma net tangible book value per share of our common stock after this offering, constitutes the dilution to investors in this offering. Such calculation does not reflect any dilution associated with the sale and exercise of warrants, including the private placement warrants, which would cause the actual dilution to the public stockholders to be higher, particularly where a cashless exercise is utilized. Net tangible book value per share is determined by dividing our net tangible book value, which is our total tangible assets less total liabilities (including the value of common stock which may be redeemed for cash), by the number of outstanding shares of our common stock.

At October 1, 2018, our net tangible book value was $(72,500), or approximately $(0.02) per share of common stock. The 4,312,500 founder shares include an aggregate of up to 562,500 shares subject to forfeiture by the initial stockholders to the extent that the underwriters’ over-allotment is not exercised in full or in part, so that the initial stockholders, together with the officers and directors of the company will own 20% of the company’s issued and outstanding shares after the proposed offering. After giving effect to the sale of 15,000,000 shares of common stock included in the units we are offering by this prospectus, the sale of the private placement warrants and the deduction of underwriting commissions and estimated expenses of this offering, our pro forma net tangible book value at October 1, 2018 would have been $5,000,010 or $1.20 per share, representing an immediate increase in net tangible book value (as decreased by the value of the 14,592,499 shares of common stock that may be redeemed for cash and assuming no exercise of the underwriters’ over-allotment option) of $1.22 per share to our initial stockholders as of the date of this prospectus and an immediate dilution of $8.80 per share or 88.0%, to our public stockholders not exercising their redemption rights. The decrease attributable to public shares subject to redemption is included in the calculation below at $10.00 per share, as all public stockholders have the right to redeem. The dilution to new investors if the underwriters exercise their over-allotment option in full would be an immediate dilution of $8.94 per share, or 89.4%.

The following table illustrates the dilution to the new investors on a per-share basis, assuming no value is attributed to the warrants included in the units or the private placement warrants:

Public offering price		$10.00
Net tangible book value before this offering(1)	$(0.02)
Increase attributable to public stockholders and private sales	1.22
Pro forma net tangible book value after this offering and the sale of the private placement warrants		1.20

Dilution to public stockholders		$8.80
Percentage of dilution to public stockholders		88.0%

The following table sets forth information with respect to our existing stockholders and the public stockholders:

			Shares Purchased	Total Consideration		Average Price
Number			Percentage	Amount	Percentage	per Share
Existing stockholders	3,750,000	(1)	20.00%	$25,000	0.02%	$0.007
Public stockholders	15,000,000		80.00%	$150,000,000	99.98%	$10.00
	18,750,000		100.00%	$150,025,000	100.00%

(1)	Assumes the over-allotment option has not been exercised and an aggregate of 562,500 founders’ shares have been forfeited as a result thereof.

The pro forma net tangible book value after the offering is calculated as follows:

Numerator:
Net tangible book value before the offering	$(72,500)
Net proceeds from this offering and sale of the private placement warrants	150,900,000
Plus: Offering costs accrued for and paid in advance, excluded from tangible book value before this offering	97,500
Less: Proceeds held in trust subject to conversion/tender	(145,924,990)
$5,000,010
Denominator:
Shares of common stock outstanding prior to this offering	3,750,000 (1)
Shares of common stock included in the units offered	15,000,000
Less: Shares subject to conversion/tender	(14,592,499)
4,157,501

(1)	Assumes the over-allotment option has not been exercised and an aggregate of 562,500 founders’ shares have been forfeited as a result thereof.

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CAPITALIZATION

The following table sets forth our capitalization at October 1, 2018 and as adjusted to give effect to the sale of our 15,000,000 units in this offering for $150,000,000 (or $10.00 per unit) and the sale of 4,550,000 private placement warrants for $4,550,000 (or $1.00 per warrant) and the application of the estimated net proceeds derived from the sale of such securities:

	October 1, 2018
	Actual	As Adjusted(1)
Note payable to related party(2)	$100,000
Common stock, $.0001 par value, -0- and 14,592,499 shares which are subject to possible conversion/tender(3)		$145,924,990
Stockholders’ equity:

Common stock, $.0001 par value, 100,000,000 shares authorized; 4,312,500 issued and outstanding, actual; 4,157,501 shares(4) issued and outstanding (excluding 14,592,499 shares subject to possible conversion/tender), as adjusted	431	416
Additional paid-in capital	24,569	4,999,594
Accumulated deficit	-	-
Total stockholders’ equity:	25,000	5,000,010
Total capitalization	175,000	150,925,000

(1)	Includes the $4.55 million we will receive from the sale of the private placement warrants.
(2)	Note payable to a related party in the amount of up to $250,000 in the aggregate to our sponsor. This note is not-interest bearing and is payable at the closing of the offering.
(3)	Upon the consummation of our initial business combination, we will provide our stockholders with the opportunity to convert or sell their public shares for cash equal to their pro rata share of the aggregate amount then on deposit in the trust account as of two business days prior to the consummation of the initial business combination, including interest less franchise and income taxes payable, subject to the limitations described herein whereby our net tangible assets will be maintained at a minimum of $5,000,001 upon consummation of our initial business combination.
(4)	Assumes the over-allotment option has not been exercised and an aggregate of 562,500 founders’ shares have been forfeited by our sponsor as a result thereof.

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MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS

We were formed on June 11, 2018 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more target businesses. Our efforts to identify a prospective target business will not be limited to a particular industry or geographic region, although we intend to initially focus our search for target businesses that has experienced and emerged from a financial restructuring. We intend to utilize cash derived from the proceeds of this offering and the sale of the private placement warrants, our securities, debt or a combination of cash, securities and debt, in effecting a business combination. The issuance of additional shares of common stock or preferred stock:

•	may significantly reduce the equity interest of our stockholders;

•	may subordinate the rights of holders of shares of common stock if we issue shares of preferred stock with rights senior to those afforded to our shares of common stock;

•	will likely cause a change in control if a substantial number of our shares of common stock are issued, which may affect, among other things, our ability to use our net operating loss carry forwards, if any, and most likely will also result in the resignation or removal of our present officers and directors; and

•	may adversely affect prevailing market prices for our securities.

Similarly, if we issue debt securities, it could result in:

•	default and foreclosure on our assets if our operating revenues after a business combination are insufficient to pay our debt obligations;

•	acceleration of our obligations to repay the indebtedness even if we have made all principal and interest payments when due if the debt security contains covenants that required the maintenance of certain financial ratios or reserves and we breach any such covenant without a waiver or renegotiation of that covenant;

•	our immediate payment of all principal and accrued interest, if any, if the debt security is payable on demand; and

•	our inability to obtain additional financing, if necessary, if the debt security contains covenants restricting our ability to obtain additional financing while such security is outstanding.

We have neither engaged in any operations nor generated any revenues to date. Our entire activity since inception has been to prepare for our proposed fundraising through an offering of our equity securities.

We are an emerging growth company as defined in the JOBS Act. As an emerging growth company, we have elected to delay the adoption of new or revised accounting standards that have different effective dates for public and private companies until those standards apply to private companies. As such, our financial statements may not be comparable to companies that comply with public company effective dates.

Liquidity and Capital Resources

As indicated in the accompanying financial statements, at October 1, 2018, we had $100,000 in cash and a working capital deficit of $72,500. Further, we have incurred and expect to continue to incur significant costs in pursuit of our financing and acquisition plans. Management’s plans to address this uncertainty through this offering are discussed above. We cannot assure you that our plans to raise capital or to consummate an initial business combination will be successful. These factors, among others, raise substantial doubt about our ability to continue as a going concern.

Our liquidity needs have been satisfied to date through receipt of $25,000 from the sale of the founders’ shares. In addition, as of the date of this prospectus, our sponsor has loaned to us a total of $100,000 (from a total of up to $250,000 that we may draw down) to be used for a portion of the expenses of this offering. These loans are non-interest bearing, unsecured and are due at the earlier of June 30, 2019 or the closing of this offering. The loans will be repaid upon the closing of this offering out of the $650,000 of offering proceeds that has been allocated to the payment of offering expenses. We estimate that the net proceeds from (i) the sale of the units in this offering, after deducting offering expenses of approximately $650,000 and underwriting discounts and commissions of $3.0 million (or approximately $3.45 million if the over-allotment option is exercised in full), and (ii) the sale of the private placement warrants for an aggregate purchase price of $4.55 million, or approximately $5.0 million if the over-allotment option is exercised in full, will be $150.9 million (or $173.4 million if the over-allotment option is exercised in full). Of this amount, $150.0 million (or $172.5 million if the over-allotment option is exercised in full) will be held in the trust account. The remaining $0.9 million in either case will not be held in trust.

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We may use substantially all of the net proceeds of this offering and the sale of the private placement warrants, including the funds held in the trust account, to acquire a target business and to pay our expenses relating thereto, including a fee payable to EarlyBirdCapital equal to 3.5% of the gross proceeds raised in this offering (exclusive of any applicable finders’ fees which might become payable, and subject to our right to allocate up to 35% of the fee to any of the underwriters in this offering or other FINRA member firms we retain to assist us in connection with our initial business combination) upon consummation of our initial business combination for assisting us in connection with our initial business combination, as described under the section titled “Underwriting — Business Combination Marketing Agreement.” To the extent that our capital stock is used in whole or in part as consideration to effect a business combination, the remaining proceeds held in the trust account as well as any other net proceeds not expended will be used as working capital to finance the operations of the target business. Such working capital funds could be used in a variety of ways including continuing or expanding the target business’s operations, for strategic acquisitions and for marketing, research and development of existing or new products. Such funds could also be used to repay any operating expenses or finders’ fees which we had incurred prior to the completion of our business combination if the funds available to us outside of the trust account were insufficient to cover such expenses.

We believe that, upon consummation of this offering, the approximate $0.9 million of net proceeds not held in the trust account will be sufficient to allow us to operate for at least the next 18 months, assuming that a business combination is not consummated during that time. Over this time period, we will be using these funds for identifying and evaluating prospective acquisition candidates, performing business due diligence on prospective target businesses, traveling to and from the offices, plants or similar locations of prospective target businesses, reviewing corporate documents and material agreements of prospective target businesses, selecting the target business to acquire and structuring, negotiating and consummating the business combination. We anticipate that we will incur approximately:

•	$300,000 of expenses for the search for target businesses and for the legal, accounting and other third-party expenses attendant to the due diligence investigations, structuring and negotiating of a business combination;

•	$150,000 of expenses for the due diligence and investigation of a target business by our officers, directors and sponsor;

•	$150,000 of expenses in legal and accounting fees relating to our SEC reporting obligations;

•	$180,000 for the payment of the administrative fee to our sponsor (of an aggregate of up to $10,000 per month for up to 18 months); and

•	$120,000 for general working capital that will be used for miscellaneous expenses, general corporate purposes, liquidation obligations and reserves.

If our estimates of the costs of undertaking in-depth due diligence and negotiating an initial business combination are less than the actual amount necessary to do so, we may have insufficient funds available to operate our business prior to our initial business combination. Moreover, we may need to obtain additional financing either to consummate our initial business combination or because we become obligated to redeem a significant number of our public shares upon consummation of our initial business combination, in which case we may issue additional securities or incur debt in connection with such business combination. We do not have a maximum debt leverage ratio or a policy with respect to how much debt we may incur. The amount of debt we will be willing to incur will depend on the facts and circumstances of the proposed business combination and market conditions at the time of the potential business combination. At this time, we are not party to any arrangement or understanding with any third party with respect to raising additional funds through the sale of our securities or the incurrence of debt. Subject to compliance with applicable securities laws, we would only consummate such financing simultaneously with the consummation of our initial business combination. In the current economic environment, it has become especially difficult to obtain acquisition financing. Following our initial business combination, if cash on hand is insufficient, we may need to obtain additional financing in order to meet our obligations.

Related Party Transactions

As of the date of this prospectus, our sponsor has loaned to us a total of $100,000 (from a total of up to $250,000 that we may draw down) to be used for a portion of the expenses of this offering. These loans are non-interest bearing, unsecured and are due at the earlier of June 30, 2019 or the closing of this offering. The loans will be repaid upon the closing of this offering out of the $650,000 of offering proceeds that has been allocated to the payment of offering expenses.

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We are obligated, commencing on the date of this prospectus, to pay our sponsor a monthly fee of an aggregate of up to $10,000 for general and administrative services.

Our sponsor has committed that it or its designees will purchase an aggregate of 4,550,000 private placement warrants at $1.00 per warrant (for a total purchase price of $4,550,000) from us. This purchase will take place on a private placement basis simultaneously with the consummation of this offering. Our sponsor has also agreed that if the over-allotment option is exercised by the underwriters in full or in part, it will purchase from us up to an additional 450,000 private placement warrants at a price of $1.00 per warrant necessary to maintain in the trust account $1.00 per warrant sold to the public in this offering.] These additional private placement warrants will be purchased in a private placement that will occur simultaneously with the purchase of units resulting from the exercise of the over-allotment option. We believe the purchase price of the private placement warrants is greater than the fair value of such units and therefore will not result in any share-based compensation expense.

We do not believe we will need to raise additional funds following this offering in order to meet the expenditures required for operating our business. However, in order to finance transaction costs in connection with an intended initial business combination, our sponsor, officers, directors or their affiliates may, but are not obligated to, loan us funds as may be required. If we consummate an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts, but no proceeds from our trust account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants of the post business combination entity at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the private placement warrants.

Controls and Procedures

We are not currently required to maintain an effective system of internal controls as defined by Section 404 of the Sarbanes-Oxley Act. We will be required to comply with the internal control requirements of the Sarbanes-Oxley Act for the fiscal year ending December 31, 2019. As of the date of this prospectus, we have not completed an assessment, nor have our auditors tested our systems of internal controls. We expect to assess the internal controls of our target business or businesses prior to the completion of our initial business combination and, if necessary, to implement and test additional controls as we may determine are necessary in order to state that we maintain an effective system of internal controls. A target business may not be in compliance with the provisions of the Sarbanes-Oxley Act regarding the adequacy of internal controls. Target businesses we may consider for a business combination may have internal controls that need improvement in areas such as:

•	staffing for financial, accounting and external reporting areas, including segregation of duties;

•	reconciliation of accounts;

•	proper recording of expenses and liabilities in the period to which they relate;

•	evidence of internal review and approval of accounting transactions;

•	documentation of processes, assumptions and conclusions underlying significant estimates; and

•	documentation of accounting policies and procedures.

Because it will take time, management involvement and perhaps outside resources to determine what internal control improvements are necessary for us to meet regulatory requirements and market expectations for our operation of a target business, we may incur significant expense in meeting our public reporting responsibilities, particularly in the areas of designing, enhancing, or remediating internal and disclosure controls. Doing so effectively may also take longer than we expect, thus increasing our exposure to financial fraud or erroneous financing reporting.

Once our management’s report on internal controls is complete, we will retain our independent auditors to audit and render an opinion on such report when required by Section 404. The independent auditors may identify additional issues concerning a target business’s internal controls while performing their audit of internal control over financial reporting.

Quantitative and Qualitative Disclosures about Market Risk

The net proceeds of this offering and the sale of the private placement warrants, including amounts in the trust account, will be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 180 days or less, or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Due to the short-term nature of these investments, we believe there will be no associated material exposure to interest rate risk.

Off-Balance Sheet Arrangements; Commitments and Contractual Obligations; Quarterly Results

As of the date of this prospectus, we did not have any off-balance sheet arrangements as defined in Item 303(a)(4)(ii) of Regulation S-K and did not have any commitments or contractual obligations. No unaudited quarterly operating data is included in this prospectus as we have conducted no operations to date.

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PROPOSED BUSINESS

We are a blank check company formed pursuant to the laws of the State of Delaware on June 11, 2018 for the purpose of entering into a merger, stock exchange, asset acquisition, stock purchase, reorganization, recapitalization or other similar business combination with one or more businesses or entities. While our efforts in identifying a prospective target business for our initial business combination will not be limited to a particular industry or geographic region, we intend to initially focus our search on identifying a prospective target business that has experienced and emerged from a financial restructuring, as described below. We do not have any specific business combination under consideration and we have not had any substantive discussions, formal or otherwise, with respect to a possible initial business combination with any target business.

Business Strategy

Our sponsor is an affiliate of Schultze Asset Management, LP, an alternative investment management firm founded in 1998 that focuses on distressed, special situation and event-driven securities. Schultze Asset Management’s investment objective is to achieve exceptional risk-adjusted capital appreciation through investments in various securities of companies in financial and/or legal distress or which have recently emerged from financial reorganizations or lawsuits. Since inception, the firm has invested over $3.2 billion in investments across numerous market cycles. At the core of the firm’s strategy is deep-rooted, credit- and equity-based fundamental analysis, leveraging the team’s distressed, legal, bankruptcy and financial expertise. Schultze Asset Management believes that distressed securities can often be purchased at discounts to intrinsic value given the complexities surrounding their restructuring. The firm complements its liquid investment strategy with illiquid investments where it has taken an active approach to managing such investments often through participation on credit committees, liquidating trusts and board positions. The firm has successfully deployed its active investment strategy in 11 companies involving over $450.0 million of invested capital.

Schultze Asset Management and members of our management team have significant experience in identifying, investing in and operating businesses that have successfully emerged from a financial re-organization. We believe our affiliation with Schulze Asset Management and the significant financial and operational restructuring expertise of our team provides us with important competitive advantages for sourcing, pursuing and evaluating an initial business combination within our target universe.

We intend to focus on pursuing acquisitions of target companies that have completed and emerged from a financial restructuring which may have included a Chapter 11 bankruptcy court protection filing. Owners of post-restructuring companies typically benefit from a significant reduction in liabilities including lower financial indebtedness, employee benefit obligations, litigation liabilities, contractual commitments and a generally lower operating cost structure. Such target companies often have underexploited opportunities for continued growth as a result of prior under-investment. Further management teams often exit restructurings with increased financial and operating discipline and with meaningful equity ownership. Given the inefficiencies that exist in the post-reorganization market, we believe a business combination within our target universe can be completed at a discount to its intrinsic value and publicly-traded peers.

We believe a business combination through a blank check company provides meaningful benefits to owners of post-reorganization companies, with whom we will seek to transact with, and our investors. Owners of post-reorganization companies are often former creditors, including banks, who are not natural owners of equity securities. We believe a business combination with us may provide a significant monetization event for owners desiring liquidity as well as continued equity participation for those desiring continued ownership. Further, target companies can benefit from access to a public vehicle to support organic and inorganic growth initiatives by combining with us. Our investors can benefit from ownership in a business with significantly reduced liabilities, an enhanced operating structure and a highly motivated management team.

Following our initial business combination, we intend to assist the target company in creating shareholder value which may include through board and/or senior management representation. As a result of our team’s experience, we believe we can add value post-transaction to ensure proper corporate governance and alignment of management incentives, develop an operational and financial strategy to pursue continued organic and inorganic growth initiatives and to assist with capital raising and capital structure optimization.

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The past performance of Schultze Asset Management, the members of our management team or their affiliates is not a guarantee that we will be able to identify a suitable candidate for our initial business combination or of success with respect to any business combination we may consummate. You should not rely on the historical record of the performance of Schultze Asset Management, our management or any of their affiliates as indicative of our future performance.

Acquisition Criteria

Consistent with our business strategy of focusing on those targets which have completed a financial restructuring and can be valued at a discount to their intrinsic value and publicly-traded peers, we have identified the following additional general criteria and guidelines that we believe are important in evaluating prospective target businesses. We intend to use these criteria and guidelines in evaluating acquisition opportunities, but we may decide to enter into our initial business combination with a target business that does not meet any of these criteria and guidelines.

•	Enterprise Value: We intend to focus our efforts on seeking and completing an initial business combination with an enterprise that has a value of between $400.0 million to $1.0 billion;

•	Financial Well-Being: We expect to primarily target an initial business combination with a fundamentally sound company which was previously financially troubled, which can often occur through previously excessive leverage, challenging industry conditions, material litigation, regulatory shifts, macroeconomic events, performance disruptions, lack of management execution or any combination thereof;

•	Leading Industry Market Position: We intend to pursue companies whose products or services have leading positions within their respective markets with sustainable competitive advantages and natural barriers to market entry;

•	Solid Free Cash Flow Generation: We will seek to acquire an established company with attractive operating margins, strong free cash flow generation and solid recurring revenue streams;

•	Strong Management Team: We will seek to acquire a target business with an experienced management team and a proven track record of execution;

•	Favorable Industry Outlook: We will seek to acquire a target business where the end user markets of such target business’ products or services have a favorable growth outlook, which may include the business services, consumer (non-retail), energy, industrial, leisure and technology, media and telecommunications industries;

•	Performance Catalysts: We intend to solicit target companies that have clearly identifiable opportunities to execute on growth initiatives following the initial business combination;

•	Market Fragmentation: We intend to seek business combinations that have significant opportunities for selective strategic acquisitions and partnerships that can complement an organic growth strategy; and

•	Benefit from Being a Public Company: We intend to acquire a business that can benefit from being publicly-traded and can effectively utilize broader access to capital.

These criteria are not intended to be exhaustive. Any evaluation relating to the merits of a particular initial business combination may be based, to the extent relevant, on these general guidelines as well as other considerations, factors and criteria that we may deem relevant. In the event that we decide to enter into our initial business combination with a target business that does not meet some or any of the above criteria and guidelines, we will disclose that in our stockholder communications related to our initial business combination, which, as discussed in this prospectus, would be in the form of proxy solicitation materials or tender offer documents that we would file with the U.S. Securities and Exchange Commission.

Competitive Strengths

Our management team and professionals at our affiliate, Schultze Asset Management, have extensive experience in identifying, investing in and partnering with operating companies that have completed a restructuring. Over the past 20 years, Schultze Asset Management has been evaluating and investing in companies during the entirety of the re-organization process including Chapter 11s with notable expertise investing in post-reorganization companies. As a result, we expect to benefit from the expertise and extensive network of contacts of both our management team and that of Schultze Asset Management. The principals of Schultze Asset Management and our management team have a significant number of relationships across the restructuring industry which includes operating executives, industry experts, investment bankers, lawyers, consultants and advisors. We believe these relationships will provide us with acquisition opportunities across a variety of industries. Our independent Board of Directors has significant leadership experience in driving growth and creating value in post-reorganization companies, both public and private, ultimately leading to successful sales of such enterprises. We believe this collective experience and success notably within the post-reorganization market will provide us an advantage with potential business combination targets both pre- and post-transaction.

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With respect to the foregoing descriptions, past performance of Schultze Asset Management and our management team is not a guarantee either (i) of success with respect to any business combination we may consummate or (ii) that we will be able to identify a suitable candidate for our initial business combination. You should not rely on the historical performance record of Schultze Asset Management or our management team as indicative of our future performance. Certain of our officers and directors have not had experience with blank check companies or special purpose acquisition companies in the past. In addition, our executive officers may have conflicts of interest with other entities to which they owe fiduciary or contractual obligations with respect to initial business combination opportunities. For a list of our executive officers and entities for which a conflict of interest may or does exist between such officers and the company, as well as the priority and preference that such entity has with respect to performance of obligations and presentation of business opportunities to us, please refer to the table and subsequent explanatory paragraph under “Management — Conflicts of Interest.”

Status as a public company

We believe our structure will make us an attractive business combination partner to target businesses. As an existing public company, we offer a target business an alternative to the traditional initial public offering through a merger or other business combination. In this situation, the owners of the target business would exchange their shares of stock in the target business for shares of our stock or for a combination of shares of our stock and cash, allowing us to tailor the consideration to the specific needs of the sellers. We believe target businesses might find this method a more certain and cost effective method to becoming a public company than the typical initial public offering. In a typical initial public offering, there are additional expenses incurred in marketing, roadshow and public reporting efforts that will likely not be present to the same extent in connection with a business combination with us. Furthermore, once the business combination is consummated, the target business will have effectively become public, whereas an initial public offering is always subject to the underwriters’ ability to complete the offering, as well as general market conditions, that could prevent the offering from occurring. Once public, we believe the target business would then have greater access to capital and an additional means of providing management incentives consistent with stockholders’ interests than it would have as a privately-held company. It can offer further benefits by augmenting a company’s profile among potential new customers and vendors and aid in attracting talented employees.

While we believe that our status as a public company will make us an attractive business partner, some potential target businesses may view the inherent limitations in our status as a blank check company as a deterrent and may prefer to effect a business combination with a more established entity or with a private company. These inherent limitations include limitations on our available financial resources, which may be inferior to those of other entities pursuing the acquisition of similar target businesses; the requirement that we seek shareholder approval of a business combination or conduct a tender offer in relation thereto, which may delay the consummation of a transaction; and the existence of our outstanding warrants, which may represent a source of future dilution.

Financial position

With funds in the trust account of approximately $150.0 million (or $172.5 million if the over-allotment option is exercised in full) available to use for a business combination (assuming no stockholder seeks conversion of their shares or seeks to sell their shares to us in a tender offer in relation to such business combination), we offer a target business a variety of options such as providing the owners of a target business with shares in a public company and a public means to sell such shares, providing capital for the potential growth and expansion of its operations or strengthening its balance sheet by reducing its debt ratio. Because we are able to consummate our initial business combination using our cash, debt or equity securities, or a combination of the foregoing, we have the flexibility to use the most efficient combination that will allow us to tailor the consideration to be paid to the target business to fit its needs and desires. However, since we have no specific business combination under consideration, we have not taken any steps to secure third party financing if we are forced to use a significant portion of such funds for converting or tendering stockholders and there can be no assurance that it will be available to us.

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Our Management Team

Together with Schultze Asset Management, our management team has extensive investment, financial and operating experience, notably within the distressed and post-restructuring market. We believe such expertise provides us with a distinct competitive advantage when sourcing, pursuing and evaluating business combinations within the post-reorganization market and providing post-transaction oversight. Our Chairman and CEO, George J. Schultze, is the General Partner of Schultze Asset Management. Mr. Schultze leads all of Schultze Asset Management’s investments and has been directly responsible for its illiquid and active investments, which have included Algoma Steel Inc., American Plumbing & Mechanical, Inc., Chrysler LLC, Fabrikant & Co., Inc., Imperial Sugar Company, International Coal Group, Inc., The Oglebay Norton Corporation, Pineapple Grove Acquisition, LLC, Tropicana Entertainment Inc., Washington Group International and Werner Co. Since inception in 1998, Schultze Asset Management has made investments exceeding $3.2 billion. Our Executive Vice President and Director, Gary M. Julien, is currently a Managing Director at Schultze Asset Management and has over 20 years of mergers and acquisitions and public and private market investment experience across a variety of industries, with experience in the special purpose acquisition company market. One of our advisors, Vik Jindal, is a member of Schultze Asset Management’s Board of Advisors and has significant restructuring investment banking experience at leading financial advisory firms including Evercore Inc. and Rothschild & Co. Additionally, our Director, William G. LaPerch, is currently Executive Chairman of Hylan Inc., a provider of specialized communications engineering and construction services, and is the former CEO and a Director of AboveNet, Inc. (formerly NYSE: ABVT), a communications infrastructure provider. Following its emergence from Chapter 11 in 2003, Mr. LaPerch led AboveNet through its sale in 2012 to Zayo Group Holdings, Inc. for $2.2 billion. Our Director, William T. Allen, was until recently a Director at The Rockport Group and CEO of Werner Co., a leading manufacturer of industrial climbing products. Following Werner’s emergence from Chapter 11 in 2007, Mr. Allen oversaw a significant turnaround during his tenure leading to a successful sale of Werner to Triton Funds in 2017. Our Director, John J. Walker, currently a Director at The Descartes Systems Group Inc. (NASDAQ: DSGX, TSX; DSG), was formerly the CFO of Bowne which was sold to R.R. Donnelley in 2010 for $470 million and Loews Cineplex Entertainment Corporation which emerged from Chapter 11 in 2002 and was sold to AMC Entertainment in 2006 for $1.5 billion.

Members of our management team will directly or indirectly own shares of our common stock, or other instruments, such as warrants, linked to our common stock, following this offering and, accordingly, may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate our initial business combination. Further, each of our officers and directors may have a conflict of interest with respect to evaluating a particular business combination if the retention or resignation of any such officers and directors was included by a target business as a condition to any agreement with respect to our initial business combination.

As more fully discussed in “Management — Conflicts of Interest,” if any of our officers or directors becomes aware of an initial business combination opportunity that falls within the line of business of any entity to which he has pre-existing fiduciary or contractual obligations, he may be required to present such initial business combination opportunity to such entity prior to presenting such initial business combination opportunity to us. Certain of our officers and directors currently have certain relevant fiduciary duties or contractual obligations. Accordingly, if any of such officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he has then-current fiduciary or contractual obligations to present the opportunity to such entity, he will honor his fiduciary or contractual obligations to present such opportunity to such entity. We do not believe, however, that any fiduciary duties or contractual obligations of our executive officers arising in the future would materially undermine our ability to complete our initial business combination. Our officers and directors have agreed to present to us all target business opportunities that have a fair market value of at least 80% of the assets held in the trust account (excluding taxes payable on the income accrued in the trust account) at the time of the agreement to enter into the initial business combination, subject to any pre-existing fiduciary or contractual obligations.

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Effecting a Business Combination

General

We are not presently engaged in, and we will not engage in, any substantive commercial business for an indefinite period of time following this offering. We intend to utilize cash derived from the proceeds of this offering and the sale of the private placement warrants, our capital stock, debt or a combination of these in effecting a business combination which has not yet been identified. Accordingly, investors in this offering are investing without first having an opportunity to evaluate the specific merits or risks of any one or more business combinations. A business combination may involve the acquisition of, or merger with, a company which does not need substantial additional capital but which desires to establish a public trading market for its shares, while avoiding what it may deem to be adverse consequences of undertaking a public offering itself. These include time delays, significant expense, loss of voting control and compliance with various federal and state securities laws. In the alternative, we may seek to consummate a business combination with a company that may be financially unstable or in its early stages of development or growth. While we may seek to effect simultaneous business combinations with more than one target business, we will probably have the ability, as a result of our limited resources, to effect only a single business combination.

We will have until 18 months from the closing of this offering to consummate our initial business combination. If we are unable to consummate our initial business combination within the applicable time period, we will, as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares for a pro rata portion of the funds held in the trust account and as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

We Have Not Identified a Target Business

To date, we have not selected any target businesses on which to concentrate our search for a business combination. We do not have any specific business combination under consideration and we have not (nor has anyone on our behalf), directly or indirectly, contacted any prospective target business with respect to such a transaction. Additionally, we have not engaged or retained any agent or other representative to identify or locate such companies. As a result, we cannot assure you that we will be able to locate a target business or that we will be able to engage in a business combination with a target business on favorable terms or at all.

Subject to our officers’ and directors’ pre-existing fiduciary duties and the limitation that a target business has a fair market value of at least 80% of the balance in the trust account (excluding taxes payable on the income earned on the trust account) at the time of the execution of a definitive agreement for our initial business combination, as described below in more detail, we will have virtually unrestricted flexibility in identifying and selecting a prospective acquisition candidate. Except for the general criteria and guidelines set forth above under the caption “Business Strategy,” we have not established any other specific attributes or criteria (financial or otherwise) for prospective target businesses. Accordingly, there is no basis for investors in this offering to evaluate the possible merits or risks of the target business with which we may ultimately complete a business combination. To the extent we effect a business combination with a financially unstable company or an entity in its early stage of development or growth, including entities without established records of sales or earnings, we may be affected by numerous risks inherent in the business and operations of financially unstable and early stage or potential emerging growth companies. Although our management will endeavor to evaluate the risks inherent in a particular target business, we cannot assure you that we will properly ascertain or assess all significant risk factors.

Our Acquisition Process

In evaluating a prospective target business, we expect to conduct a thorough due diligence review that will encompass, among other things, meetings with incumbent management, employees and their advisors, document reviews, on-site inspection of facilities, as well as a review of historical and projected financial and other information that will be made available to us. We also expect to utilize the financial and operational restructuring expertise of Schultze Asset Management and our management team to evaluate the risk-profile and growth opportunities for such target business.

We are not prohibited from pursuing an initial business combination with a company that is affiliated with Schultze Asset Management, investment funds or separate accounts advised by Schultze Asset Management or our officers or directors. In the event we seek to complete our initial business combination with a company that is affiliated with Schultze Asset Management, investment funds or separate accounts advised by Schultze Asset Management or our officers or directors, we, or a committee of independent directors, will obtain an opinion from an independent investment banking firm, or another independent entity that commonly renders valuation opinions, that our initial business combination is fair to our company from a financial point of view.

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We may, at our option, pursue an Affiliated Joint Acquisition with one or more entities affiliated with Schultze Asset Management and/or one or more investors in funds or separate accounts managed by Schultze Asset Management. Any such parties would co-invest only if  (i) permitted by applicable regulatory and other legal limitations; (ii) we and Schultze Asset Management considered a transaction to be mutually beneficial to us as well as the affiliated entity; and (iii) other business reasons exist to do so, such as the strategic merits of including such co-investors, the need for additional capital beyond the amount held in our trust account to fund the initial business combination and/or the desire to obtain committed capital for closing the initial business combination. An Affiliated Joint Acquisition may be effected through a co-investment with us in the target business at the time of our initial business combination, or we could raise additional proceeds to complete the initial business combination by issuing to such parties a class of equity or equity-linked securities. We refer to this potential future issuance, or a similar issuance to other specified purchasers, as a “specified future issuance” throughout this prospectus. The amount and other terms and conditions of any such specified future issuance would be determined at the time thereof. We are not obligated to make any specified future issuance and may determine not to do so. This is not an offer for any specified future issuance.

Sources of Target Businesses

While we have not yet identified any acquisition candidates, we believe based on Schultze Asset Management’s as well as our management’s business knowledge and past experience that there are numerous acquisition candidates. We expect that our principal means of identifying potential target businesses will be through the extensive contacts and relationships of Schultze Asset Management as well as our officers and directors. While our officers and directors are not required to commit any specific amount of time in identifying or performing due diligence on potential target businesses, our officers and directors believe that the relationships they have developed over their careers and their access to their contacts and resources will generate a number of potential business combination opportunities that will warrant further investigation. We also anticipate that target business candidates will be brought to our attention from various unaffiliated sources, including current and former creditors such as banks and distressed debt investment firms, investment bankers, venture capital funds, private equity funds, alternative investment management firms and other members of the financial and legal community including those involved in the restructuring industry. Target businesses may be brought to our attention by such unaffiliated sources as a result of being solicited by us through calls, emails or mailings. These sources may also introduce us to target businesses they think we may be interested in on an unsolicited basis, since many of these sources will have read this prospectus and know what types of businesses we are targeting. Our officers and directors, as well as members of Schultze Asset Management, may also bring to our attention target business candidates that they become aware of through their business contacts as a result of formal or informal inquiries or discussions they may have, as well as attending various industry conferences. Our officers and directors must present to us all target business opportunities that have a fair market value of at least 80% of the assets held in the trust account (excluding taxes payable on the income accrued in the trust account) at the time of the agreement to enter into the initial business combination, subject to any pre-existing fiduciary or contractual obligations. Schultze Asset Management is under no obligation to present us with potential acquisition targets. While we do not presently anticipate engaging the services of professional firms or other individuals that specialize in business acquisitions on any formal basis, we may engage these firms or other individuals in the future, in which event we may pay a finder’s fee, consulting fee or other compensation to be determined in an arm’s length negotiation based on the terms of the transaction. In no event, however, will our sponsor, officers, directors or their respective affiliates be paid any finder’s fee, consulting fee or other compensation prior to, or for any services they render in order to effectuate, the consummation of an initial business combination (regardless of the type of transaction that it is) other than the monthly administrative services fee of up to $10,000, the repayment of any loans from our sponsor, officers and directors for working capital purposes and reimbursement of any out-of-pocket expenses. Our audit committee will review and all reimbursements and payments made to our sponsor, officers, directors or our or their respective affiliates on a quarterly basis, with any interested director abstaining from such review and approval. We have no present intention to enter into a business combination with a target business that is affiliated with Schultze Asset Management, investment funds or separate accounts advised by Schultze Asset Management, or any of our officers, directors or sponsor. However, we are not restricted from entering into any such transactions and may do so if (i) such transaction is approved by a majority of our disinterested independent directors and (ii) we obtain an opinion from an independent investment banking firm, or another independent entity that commonly renders valuation opinions, that the business combination is fair to our unaffiliated stockholders from a financial point of view.

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Investment funds and separate accounts advised by Schultze Asset Management will indirectly own founder shares and/or private placement warrants following this offering. Additionally, Schultze Asset Management will be the beneficial owner of founder shares and/or private placement warrants following this offering by virtue of exercising investment power of such shares or warrants on behalf of such investment funds and separate accounts. Because of this ownership, Schultze Asset Management, investment funds and separate accounts advised by Schultze Asset Management and our officers and directors may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate our initial business combination, particularly because such funds and separate accounts managed by Schultze Asset Management invest in distressed and post-restructured companies as part of their investment programs. Further, each of our officers and directors may have a conflict of interest with respect to evaluating a particular business combination if the retention or resignation of any such officers and directors were to be included by a target business as a condition to any agreement with respect to our initial business combination.

All of our executive officers are employed by or advisors to Schultze Asset Management. Schultze Asset Management is continuously made aware of potential business opportunities, one or more of which we may desire to pursue for an initial business combination; we have not, however, selected any specific business combination target and we have not, nor has anyone on our behalf, initiated any substantive discussions, directly or indirectly, with any business combination target.

As more fully discussed under “Management — Conflicts of Interest,” Schultze Asset Management and each of our officers and directors presently has, and any of them in the future may have additional, fiduciary or contractual obligations to other entities pursuant to which such officer or director is or will be required to present a business combination opportunity. Accordingly, if any of our officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he or she has then-current fiduciary or contractual obligations to present the opportunity to such entity, he or she will honor his or her fiduciary or contractual obligations to present such opportunity to such entity. The fiduciary duties or contractual obligations of Schultze Asset Management and our officers or directors may affect our ability to complete our initial business combination. We may, at our option, pursue an Affiliated Joint Acquisition opportunity with an entity to which Schultze Asset Management, investment funds advised by Schultze Asset Management or an officer or director has a fiduciary or contractual obligation. Any such entity may co-invest with us in the target business at the time of our initial business combination, or we could raise additional proceeds to complete the initial business combination by making a specified future issuance to any such entity. Any such Affiliated Joint Acquisition or specified future issuance would be in addition to, and would not include, the forward purchase securities issued pursuant to the forward purchase contract. Our amended and restated certificate of incorporation will provide that we renounce our interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of our company and such opportunity is one we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue, and to the extent the director or officer is permitted to refer that opportunity to us without violating another legal obligation.

Selection of a Target Business and Structuring of a Business Combination

Subject to our officers’ and directors’ pre-existing fiduciary duties and the limitations that a target business have a fair market value of at least 80% of the balance in the trust account (excluding taxes payable on the income earned on the trust account) at the time of the execution of a definitive agreement for our initial business combination, as described below in more detail, and that we must acquire a controlling interest in the target business, our management will have virtually unrestricted flexibility in identifying and selecting a prospective target business. Except for the general criteria and guidelines set forth above under the caption “Acquisition Criteria,” we have not established any specific attributes or criteria (financial or otherwise) for prospective target businesses. In evaluating a prospective target business, our management may consider a variety of factors, including one or more of the following:

•	quality and depth of target company management;

•	public market readiness;

•	financial condition and results of operation;

•	sustainability of cash flow generation;

•	growth potential;

•	brand recognition and potential;

•	experience and skill of management and availability of additional personnel;

•	capital requirements;

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•	competitive position;

•	barriers to entry;

•	stage of development of the products, processes or services;

•	existing distribution and potential for expansion;

•	degree of current or potential market acceptance of the products, processes or services;

•	proprietary aspects of products and the extent of intellectual property or other protection for products or formulas;

•	impact of regulation on the business;

•	regulatory environment of the industry;

•	costs associated with effecting the business combination;

•	market fragmentation and potential for industry consolidation;

•	industry leadership, sustainability of market share and attractiveness of market industries in which a target business participates; and

•	macro competitive dynamics in the industry within which the company competes.

These criteria are not intended to be exhaustive. Any evaluation relating to the merits of a particular business combination will be based, to the extent relevant, on the above factors as well as other considerations deemed relevant by our management in effecting a business combination consistent with our business objective. In evaluating a prospective target business, we will conduct an extensive due diligence review which will encompass, among other things, meetings with incumbent management and inspection of facilities, as well as review of projected and historical financial and other information which is made available to us. This due diligence review will be conducted either by our management or by unaffiliated third parties we may engage, although we have no current intention to engage any such third parties.

The time and costs required to select and evaluate a target business and to structure and complete the business combination cannot presently be ascertained with any degree of certainty. Any costs incurred with respect to the identification and evaluation of a prospective target business with which a business combination is not ultimately completed will result in a loss to us and reduce the amount of capital available to otherwise complete a business combination.

Fair Market Value of Target Business

The target business or businesses that we acquire must collectively have a fair market value equal to at least 80% of the balance of the funds in the trust account (excluding taxes payable on the income earned on the trust account) at the time of the execution of a definitive agreement for our initial business combination, although we may acquire a target business whose fair market value significantly exceeds 80% of the trust account balance.

We currently anticipate structuring a business combination to acquire 100% of the equity interests or assets of the target business or businesses. We may, however, structure our initial business combination where we merge directly with the target business or where we acquire less than 100% of such interests or assets of the target business in order to meet certain objectives of the target management team or stockholders or for other reasons, but we will only complete such business combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act. Even if the post-transaction company owns or acquires 50% or more of the voting securities of the target, our stockholders prior to the business combination may collectively own a minority interest in the post-transaction company, depending on valuations ascribed to the target and us in the business combination transaction. For example, we could pursue a transaction in which we issue a substantial number of new shares in exchange for all of the outstanding capital stock of a target. In this case, we could acquire a 100% controlling interest in the target; however, as a result of the issuance of a substantial number of new shares, our stockholders immediately prior to our initial business combination could own less than a majority of our outstanding shares subsequent to our initial business combination. If less than 100% of the equity interests or assets of a target business or businesses are owned or acquired by the post-transaction company, the portion of such business or businesses that is owned or acquired is what will be valued for purposes of the 80% of trust account balance test. In order to consummate such an acquisition, we may issue a significant amount of our debt or equity securities to the sellers of such businesses and/or seek to raise additional funds through a private offering of debt or equity securities. Since we have no specific business combination under consideration, we have not entered into any such fund raising arrangement and have no current intention of doing so. The fair market value of the target will be determined by our board of directors based upon one or more standards generally accepted by the financial community (such as actual and potential sales, earnings, cash flow and/or book value). The proxy solicitation materials or tender offer documents used by us in connection with any proposed transaction will provide public stockholders with our analysis of the fair market value of the target business, as well as the basis for our determinations. If our board is not able to independently determine that the target business has a sufficient fair market value, we will obtain an opinion from an unaffiliated, independent investment banking firm, or another independent entity that commonly renders valuation opinions, with respect to the satisfaction of such criteria.

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We will not be required to obtain an opinion from an investment banking firm as to the fair market value if our board of directors independently determines that the target business complies with the 80% threshold.

Lack of Business Diversification

We may seek to effect a business combination with more than one target business, and there is no required minimum valuation standard for any target at the time of such acquisition. We expect to complete only a single business combination, although this process may entail the simultaneous acquisitions of several operating businesses. Therefore, at least initially, the prospects for our success may be entirely dependent upon the future performance of a single business operation. Unlike other entities which may have the resources to complete several business combinations of entities operating in multiple industries or multiple areas of a single industry, it is probable that we will not have the resources to diversify our operations or benefit from the possible spreading of risks or offsetting of losses. By consummating a business combination with only a single entity, our lack of diversification may:

•	subject us to numerous economic, competitive and regulatory developments, any or all of which may have a substantial adverse impact upon the particular industry in which we may operate subsequent to a business combination, and

•	result in our dependency upon the performance of a single operating business or the development or market acceptance of a single or limited number of products, processes or services.

If we determine to simultaneously acquire several businesses, and such businesses are owned by different sellers, we will need for each of such sellers to agree that our purchase of its business is contingent on the simultaneous closings of the other acquisitions, which may make it more difficult for us, and delay our ability, to complete the business combination. With multiple acquisitions, we could also face additional risks, including additional burdens and costs with respect to possible multiple negotiations and due diligence investigations (if there are multiple sellers) and the additional risks associated with the subsequent assimilation of the operations and services or products of the acquired companies in a single operating business.

Limited Ability to Evaluate the Target Business’s Management

Although we intend to scrutinize the management of a prospective target business when evaluating the desirability of effecting a business combination, we cannot assure you that our assessment of the target business’s management will prove to be correct. In addition, we cannot assure you that the future management will have the necessary skills, qualifications or abilities to manage a public company. Furthermore, the future role of our officers and directors, if any, in the target business following a business combination cannot presently be stated with any certainty. While it is possible that some of our key personnel will remain in senior management or advisory positions with us following a business combination, it is unlikely that they will devote their full time efforts to our affairs subsequent to a business combination. Moreover, they would only be able to remain with the company after the consummation of a business combination if they are able to negotiate employment or consulting agreements in connection with the business combination. Such negotiations would take place simultaneously with the negotiation of the business combination and could provide for them to receive compensation in the form of cash payments and/or our securities for services they would render to the company after the consummation of the business combination. While the personal and financial interests of our key personnel may influence their motivation in identifying and selecting a target business, their ability to remain with the company after the consummation of a business combination will not be the determining factor in our decision as to whether or not we will proceed with any potential business combination. Additionally, we cannot assure you that our officers and directors will have significant experience or knowledge relating to the operations of the particular target business.

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Following a business combination, we may seek to recruit additional managers to supplement the incumbent management of the target business. We cannot assure you that we will have the ability to recruit additional managers, or that any such additional managers we do recruit will have the requisite skills, knowledge or experience necessary to enhance the incumbent management.

Stockholders May Not Have the Ability to Approve an Initial Business Combination

In connection with any proposed business combination, we will either (1) seek stockholder approval of our initial business combination at a meeting called for such purpose at which stockholders may seek to convert their shares, regardless of whether they vote for or against the proposed business combination, into their pro rata share of the aggregate amount then on deposit in the trust account (net of taxes payable), or (2) provide our public stockholders with the opportunity to sell their shares to us by means of a tender offer (and thereby avoid the need for a stockholder vote) for an amount equal to their pro rata share of the aggregate amount then on deposit in the trust account (net of taxes payable), in each case subject to the limitations described herein. If we determine to engage in a tender offer, such tender offer will be structured so that each stockholder may tender any or all of his, her or its shares rather than some pro rata portion of his, her or its shares. The decision as to whether we will seek stockholder approval of a proposed business combination or will allow stockholders to sell their shares to us in a tender offer will be made by us, solely in our discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require us to seek stockholder approval. Unlike other blank check companies which require stockholder votes and conduct proxy solicitations in conjunction with their initial business combinations and related conversions of public shares for cash upon consummation of such initial business combination even when a vote is not required by law, we will have the flexibility to avoid such stockholder vote and allow our stockholders to sell their shares pursuant to Rule 13e-4 and Regulation 14E of the Exchange Act which regulate issuer tender offers. In that case, we will file tender offer documents with the SEC which will contain substantially the same financial and other information about the initial business combination as is required under the SEC’s proxy rules. We will consummate our initial business combination only if we have net tangible assets of at least $5,000,001 upon such consummation and, if we seek stockholder approval, a majority of the outstanding shares of common stock voted are voted in favor of the business combination.

We chose our net tangible asset threshold of $5,000,001 to ensure that we would avoid being subject to Rule 419 promulgated under the Securities Act of 1933, as amended. However, if we seek to consummate an initial business combination with a target business that imposes any type of working capital closing condition or requires us to have a minimum amount of funds available from the trust account upon consummation of such initial business combination, we may need to have more than $5,000,001 in net tangible assets upon consummation and this may force us to seek third party financing which may not be available on terms acceptable to us or at all. As a result, we may not be able to consummate such initial business combination and we may not be able to locate another suitable target within the applicable time period, if at all. Public stockholders may therefore have to wait 18 months from the closing of this offering in order to be able to receive a pro rata share of the trust account.

Our sponsor and our officers and directors have agreed (i) to vote any shares of common stock owned by them in favor of any proposed business combination, including the founders’ shares, (ii) not to convert any shares of common stock in connection with a stockholder vote to approve a proposed initial business combination and (iii) not sell any shares of common stock in any tender in connection with a proposed initial business combination. As a result, we would need only 5,625,001, or approximately 37.5%, of the 15,000,000 public shares sold in this offering to be voted in favor of a transaction in order to have our initial business combination approved (assuming the over-allotment option is not exercised and all shares were present and entitled to vote at the meeting).

None of our officers, directors, sponsor or their affiliates has indicated any intention to purchase units or shares of common stock in this offering or from persons in the open market or in private transactions. However, if we hold a meeting to approve a proposed business combination and a significant number of stockholders vote, or indicate an intention to vote, against such proposed business combination, our officers, directors, sponsor or their affiliates could make such purchases in the open market or in private transactions in order to influence the vote. Notwithstanding the foregoing, our officers, directors, sponsor and their affiliates will not make purchases of shares of common stock if the purchases would violate Section 9(a)(2) or Rule 10b-5 of the Exchange Act, which are rules designed to stop potential manipulation of a company’s stock.

Conversion Rights

At any meeting called to approve an initial business combination, public stockholders may seek to convert their shares, regardless of whether they vote for or against the proposed business combination, into their pro rata share of the aggregate amount then on deposit in the trust account as of two business days prior to the consummation of the initial business combination, less any taxes then due but not yet paid (which taxes may be paid only from the interest earned on the funds in the trust account). Alternatively, we may provide our public stockholders with the opportunity to sell their shares of our common stock to us through a tender offer (and thereby avoid the need for a stockholder vote) for an amount equal to their pro rata share of the aggregate amount then on deposit in the trust account, less any taxes then due but not yet paid.

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Our stockholders prior to this offering will not have conversion rights with respect to any shares of common stock owned by them, directly or indirectly, whether acquired prior to this offering or purchased by them in this offering or in the aftermarket.

We may require public stockholders seeking conversion, whether they are a record holder or hold their shares in “street name,” to either (i) tender their certificates to our transfer agent or (ii) deliver their shares to the transfer agent electronically using Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, at the holder’s option, in each case prior to a date set forth in the proxy materials sent in connection with the proposal to approve the business combination.

There is a nominal cost associated with the above-referenced delivery process and the act of certificating the shares or delivering them through the DWAC System. The transfer agent will typically charge the tendering broker $45.00 and it would be up to the broker whether to pass this cost on to the holder. However, this fee would be incurred regardless of whether we require holders seeking to exercise conversion rights to tender their shares. The need to deliver shares is a requirement of exercising conversion rights regardless of the timing of when such delivery must be effectuated. However, in the event we require stockholders seeking to exercise conversion rights to deliver their shares prior to the consummation of the proposed business combination and the proposed business combination is not consummated, this may result in an increased cost to stockholders.

Any proxy solicitation materials we furnish to stockholders in connection with a vote for any proposed business combination will indicate whether we are requiring stockholders to satisfy such certification and delivery requirements. Accordingly, a stockholder would have from the time the stockholder received our proxy statement up until the vote on the proposal to approve the business combination to deliver his shares if he wishes to seek to exercise his conversion rights. This time period varies depending on the specific facts of each transaction. However, as the delivery process can be accomplished by the stockholder, whether or not he is a record holder or his shares are held in “street name,” in a matter of hours by simply contacting the transfer agent or his broker and requesting delivery of his shares through the DWAC System, we believe this time period is sufficient for an average investor. However, we cannot assure you of this fact. Please see the risk factor titled “We may require stockholders who wish to convert their shares in connection with a proposed business combination to comply with specific requirements for conversion that may make it more difficult for them to exercise their conversion rights prior to the deadline for exercising their rights” for further information on the risks of failing to comply with these requirements.

The foregoing is different from the procedures historically used by some blank check companies. Traditionally, in order to perfect conversion rights in connection with a blank check company’s business combination, the company would distribute proxy materials for the stockholders’ vote on an initial business combination, and a holder could simply vote against a proposed business combination and check a box on the proxy card indicating such holder was seeking to exercise his conversion rights. After the business combination was approved, the company would contact such stockholder to arrange for him to deliver his certificate to verify ownership. As a result, the stockholder then had an “option window” after the consummation of the business combination during which he could monitor the price of the company’s stock in the market. If the price rose above the conversion price, he could sell his shares in the open market before actually delivering his shares to the company for cancellation. As a result, the conversion rights, to which stockholders were aware they needed to commit before the stockholder meeting, would become a “continuing” right surviving past the consummation of the business combination until the holder delivered its certificate. The requirement for physical or electronic delivery prior to the meeting ensures that a holder’s election to convert his shares is irrevocable once the business combination is approved.

Any request to convert such shares once made, may be withdrawn at any time up to the vote on the proposed business combination. Furthermore, if a holder of a public share of common stock delivered his certificate in connection with an election of their conversion and subsequently decides prior to the vote on the proposed business combination not to elect to exercise such rights, he may simply request that the transfer agent return the certificate (physically or electronically).

If the initial business combination is not approved or completed for any reason, then our public stockholders who elected to exercise their conversion rights would not be entitled to convert their shares for the applicable pro rata share of the trust account as of two business days prior to the consummation of the initial business combination. In such case, we will promptly return any shares delivered by public holders.

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Liquidation if No Business Combination

Our amended and restated certificate of incorporation provides that we will have only 18 months from the closing of this offering to complete an initial business combination. If we have not completed an initial business combination by such date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account net of interest that may be used by us to pay our franchise and income taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our sponsor, officers and directors have agreed that they will not propose any amendment to our amended and restated certificate of incorporation that would affect the substance or timing of the ability of our public stockholders from converting or selling their shares to us in connection with a business combination or of our obligation to redeem 100% of our public shares if we do not complete a business combination within 18 months from the closing of this offering unless we provide our public stockholders with the opportunity to convert their shares of common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to us but net of franchise and income taxes payable, divided by the number of then outstanding public shares. This redemption right shall apply in the event of the approval of any such amendment, whether proposed by our sponsor, any executive officer, director or director nominee, or any other person.

Under the Delaware General Corporation Law, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our trust account distributed to our public stockholders upon the redemption of 100% of our outstanding public shares in the event we do not complete our initial business combination within the required time period may be considered a liquidation distribution under Delaware law. If the corporation complies with certain procedures set forth in Section 280 of the Delaware General Corporation Law intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Furthermore, if the pro rata portion of our trust account distributed to our public stockholders upon the redemption of 100% of our public shares in the event we do not complete our initial business combination within the required time period is not considered a liquidation distribution under Delaware law and such redemption distribution is deemed to be unlawful, then pursuant to Section 174 of the Delaware General Corporation Law, the statute of limitations for claims of creditors could then be six years after the unlawful redemption distribution, instead of three years, as in the case of a liquidation distribution. If we are unable to complete a business combination within the prescribed time frame, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account net of interest that may be used by us to pay our franchise and income taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Accordingly, it is our intention to redeem our public shares as soon as reasonably possible following the 18-month anniversary of the closing of this offering, and, therefore, we do not intend to comply with those procedures. As such, our stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of our stockholders may extend well beyond the third anniversary of such date.

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Because we will not be complying with Section 280 of the Delaware General Corporation Law, Section 281(b) of the Delaware General Corporation Law requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. However, because we are a blank check company, rather than an operating company, and our operations will be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

We are required to use our reasonable best efforts to have all third parties (including any vendors or other entities we engage after this offering) and any prospective target businesses enter into agreements with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the trust account. As a result, the claims that could be made against us will be limited, thereby lessening the likelihood that any claim would result in any liability extending to the trust. We therefore believe that any necessary provision for creditors will be reduced and should not have a significant impact on our ability to distribute the funds in the trust account to our public stockholders. Nevertheless, we cannot assure you of this fact as there is no guarantee that vendors, service providers and prospective target businesses will execute such agreements. If any third party refuses to execute an agreement waiving such claims to the monies held in the trust account, our management will perform an analysis of the alternatives available to it and will only enter into an agreement with a third party that has not executed a waiver if management believes that such third party’s engagement would be significantly more beneficial to us than any alternative. Examples of possible instances where we may engage a third party that refuses to execute a waiver include the engagement of a third party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where management is unable to find a service provider willing to execute a waiver. Our underwriters and auditor are the only third parties we are currently aware of that may not execute a waiver. Nor is there any guarantee that, even if they execute such agreements with us, they will not seek recourse against the trust account. Our sponsor has agreed that it will be liable to ensure that the proceeds in the trust account are not reduced below $10.00 per share by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us, but we cannot assure you that it will be able to satisfy its indemnification obligations if it is required to do so. Additionally, the agreement our sponsor entered into specifically provides for two exceptions to the indemnity it has given: it will have no liability (i) as to any claimed amounts owed to a target business or vendor or other entity who has executed an agreement with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the trust account, or (ii) as to any claims for indemnification by the underwriters of this offering against certain liabilities, including liabilities under the Securities Act. We have not independently verified whether our sponsor has sufficient funds to satisfy its indemnity obligations and believe that our sponsor’s only assets are securities of our company. We have not asked our sponsor to reserve for such indemnification obligations. Therefore, we cannot assure you that our sponsor would be able to satisfy those obligations. As a result, if we liquidate, the per-share distribution from the trust account could be less than $10.00 due to claims or potential claims of creditors. We will distribute to all of our public stockholders, in proportion to their respective equity interests, an aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account net of interest that may be used by us to pay our franchise and income taxes payable.

We anticipate notifying the trustee of the trust account to begin liquidating such assets promptly after such date and anticipate it will take no more than ten business days to effect such a distribution. The holders of the founders’ shares have waived their rights to participate in any liquidation distribution with respect to such founders’ shares. There will be no distribution from the trust account with respect to our warrants, including the private placement warrants, which will expire worthless. We will pay the costs of any subsequent liquidation from our remaining assets outside of the trust account and the interest earned on the funds held in the trust account that we are permitted to withdraw to pay such expenses.

If we are unable to complete an initial business combination and expend all of the net proceeds of this offering and the sale of the private placement warrants, other than the proceeds deposited in the trust account, and without taking into account interest, if any, earned on the trust account, the initial per-share redemption price would be $10.00. The proceeds deposited in the trust account could, however, become subject to claims of our creditors that are in preference to the claims of public stockholders.

Our public stockholders shall be entitled to receive funds from the trust account only in the event of our failure to complete a business combination within the required time period or if the stockholders seek to have us convert or purchase their respective shares upon a business combination which is actually completed by us or upon certain amendments to our amended and restated certificate of incorporation as described elsewhere herein. In no other circumstances shall a stockholder have any right or interest of any kind to or in the trust account.

The holders of the founders’ shares will not participate in any redemption distribution from our trust account with respect to such shares. Additionally, any loans made by our officers, directors, sponsors or their affiliates for working capital needs will be forgiven and not repaid if we are unable to complete an initial business combination.

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If we are forced to file a bankruptcy case or an involuntary bankruptcy case is filed against us which is not dismissed, the proceeds held in the trust account could be subject to applicable bankruptcy law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our stockholders. To the extent any bankruptcy claims deplete the trust account, we cannot assure you we will be able to return to our public stockholders at least $10.00 per share.

If we are forced to file a bankruptcy case or an involuntary bankruptcy case is filed against us which is not dismissed, any distributions received by stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover all amounts received by our stockholders. Furthermore, because we intend to distribute the proceeds held in the trust account to our public stockholders promptly after 18 months from the closing of this offering, this may be viewed or interpreted as giving preference to our public stockholders over any potential creditors with respect to access to or distributions from our assets. Furthermore, our board may be viewed as having breached their fiduciary duties to our creditors and/or may have acted in bad faith, and thereby exposing itself and our company to claims of punitive damages, by paying public stockholders from the trust account prior to addressing the claims of creditors. We cannot assure you that claims will not be brought against us for these reasons.

Amended and Restated Certificate of Incorporation

Our amended and restated certificate of incorporation contains certain requirements and restrictions relating to this offering that will apply to us until the consummation of our initial business combination. These provisions cannot be amended without the approval of a majority of our stockholders. If we seek to amend any provisions of our amended and restated certificate of incorporation that would affect the substance or timing of the ability of our public stockholders from converting or selling their shares to us in connection with a business combination or of our obligation to redeem 100% of our public shares if we do not complete a business combination within 18 months from the closing of this offering, we will provide dissenting public stockholders with the opportunity to convert their public shares in connection with any such vote. This redemption right shall apply in the event of the approval of any such amendment, whether proposed by our sponsor, any executive officer, director or director nominee, or any other person. Our sponsor, officers and directors have agreed to waive any conversion rights with respect to any founders’ shares and any public shares they may hold in connection with any vote to amend our amended and restated certificate of incorporation. Specifically, our amended and restated certificate of incorporation provides, among other things, that:

•	we shall either (i) seek stockholder approval of our initial business combination at a meeting called for such purpose at which stockholders may seek to convert their shares, regardless of whether they vote for or against the proposed business combination, into their pro rata share of the aggregate amount then on deposit in the trust account (net of taxes payable), or (ii) provide our stockholders with the opportunity to sell their shares to us by means of a tender offer (and thereby avoid the need for a stockholder vote) for an amount equal to their pro rata share of the aggregate amount then on deposit in the trust account (net of taxes payable), in each case subject to the limitations described herein;

•	we will consummate our initial business combination only if we have net tangible assets of at least $5,000,001 upon such consummation and, if we seek stockholder approval, a majority of the outstanding shares of common stock voted are voted in favor of the business combination;

•	if our initial business combination is not consummated within 18 months from the closing of this offering, then we will redeem all of the outstanding public shares and thereafter liquidate and dissolve our company;

•	upon the consummation of this offering, $150.0 million, or $172.5 million if the over-allotment option is exercised in full, shall be placed into the trust account;

•	we may not consummate any other business combination, merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar transaction prior to our initial business combination; and

•	prior to our initial business combination, we may not issue additional stock that participates in any manner in the proceeds of the trust account, or that votes as a class with the common stock sold in this offering on any matter.

Competition

In identifying, evaluating and selecting a target business, we may encounter intense competition from other entities having a business objective similar to ours. Many of these entities are well established and have extensive experience identifying and effecting business combinations directly or through affiliates. Many of these competitors possess greater technical, human and other resources than us and our financial resources will be relatively limited when contrasted with those of many of these competitors. While we believe there may be numerous potential target businesses that we could acquire with the net proceeds of this offering and the sale of the private placement warrants, our ability to compete in acquiring certain sizable target businesses may be limited by our available financial resources.

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The following also may not be viewed favorably by certain target businesses:

•	our obligation to seek stockholder approval of a business combination or engage in a tender offer may delay the completion of a transaction;

•	our obligation to pay a fee upon consummation of our initial business combination pursuant to the business combination marketing agreement, as described under the section titled “Underwriting — Business Combination Marketing Agreement”;

•	our obligation to convert or repurchase shares of common stock held by our public stockholders may reduce the resources available to us for a business combination; and

•	our outstanding warrants, and the potential future dilution they represent.

Any of these factors may place us at a competitive disadvantage in successfully negotiating a business combination. Our management believes, however, that our status as a public entity and potential access to the United States public equity markets may give us a competitive advantage over privately-held entities having a similar business objective as ours in acquiring a target business with significant growth potential on favorable terms.

If we succeed in effecting a business combination, there will be, in all likelihood, intense competition from competitors of the target business. We cannot assure you that, subsequent to a business combination, we will have the resources or ability to compete effectively.

Facilities

We currently maintain our principal executive offices at 800 Westchester Avenue, Suite 632, Rye Brook, New York 10573. The cost for this space is included in the up to $10,000 per-month aggregate fee our sponsor will charge us for general and administrative services commencing on the date of this prospectus pursuant to a letter agreement between us and our sponsor. We believe, based on rents and fees for similar services in the Rye Brook, New York area, that the fee charged by our sponsor is at least as favorable as we could have obtained from an unaffiliated person. We consider our current office space, combined with the other office space otherwise available to our executive officers, adequate for our current operations.

Employees

We have four executive officers. These individuals are not obligated to devote any specific number of hours to our matters and intend to devote only as much time as they deem necessary to our affairs. The amount of time they will devote in any time period will vary based on whether a target business has been selected for the business combination and the stage of the business combination process the company is in. Accordingly, once a suitable target business to acquire has been located, management will spend more time investigating such target business and negotiating and processing the business combination (and consequently spend more time on our affairs) than had been spent prior to locating a suitable target business. We presently expect our executive officers to devote such amount of time as they reasonably believe is necessary to our business. We do not intend to have any employees prior to the consummation of a business combination.

Periodic Reporting and Audited Financial Statements

We have registered our units, common stock and warrants under the Exchange Act and have reporting obligations, including the requirement that we file annual, quarterly and current reports with the SEC. In accordance with the requirements of the Exchange Act, our annual report will contain financial statements audited and reported on by our independent registered public accountants.

We will provide stockholders with audited financial statements of the prospective target business as part of any proxy solicitation materials or tender offer documents sent to stockholders to assist them in assessing the target business. These financial statements will need to be prepared in accordance with or reconciled to United States generally accepted accounting principles or international financial reporting standards. We cannot assure you that any particular target business identified by us as a potential acquisition candidate will have the necessary financial statements. To the extent that this requirement cannot be met, we may not be able to acquire the proposed target business.

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We may be required to have our internal control procedures audited for the fiscal year ending December 31, 2019 as required by the Sarbanes-Oxley Act. A target company may not be in compliance with the provisions of the Sarbanes-Oxley Act regarding adequacy of their internal controls. The development of the internal controls of any such entity to achieve compliance with the Sarbanes-Oxley Act may increase the time and costs necessary to complete any such acquisition.

Legal Proceedings

There is no material litigation, arbitration or governmental proceeding currently pending against us or any members of our management team.

Comparison of this offering to offerings of blank check companies subject to Rule 419

The following table compares and contrasts the terms of our offering and the terms of an offering of blank check companies under Rule 419 promulgated by the SEC assuming that the gross proceeds, underwriting discounts and underwriting expenses for the Rule 419 offering are the same as this offering and that the underwriters will not exercise their over-allotment option. None of the terms of a Rule 419 offering will apply to this offering because we will have net tangible assets in excess of $5,000,000 upon the successful consummation of this offering and will file a Current Report on Form 8-K, including an audited balance sheet demonstrating this fact.

	Terms of the Offering	Terms Under a Rule 419 Offering
Escrow of offering proceeds	$150,000,000 of the net offering proceeds, including the $4,550,000 we will receive from the sale of the private placement warrants, will be deposited into a U.S.-based trust account at and maintained by Continental Stock Transfer & Trust Company, acting as trustee.	$132,300,000 of the offering proceeds would be required to be deposited into either an escrow account with an insured depositary institution or in a separate bank account established by a broker-dealer in which the broker-dealer acts as trustee for persons having the beneficial interests in the account.

Investment of net proceeds	The $150,000,000 of net offering proceeds including the $4,550,000 we will receive from the sale of the private placement warrants held in trust will only be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act with a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations.	Proceeds could be invested only in specified securities such as a money market fund meeting conditions of the Investment Company Act or in securities that are direct obligations of, or obligations guaranteed as to principal or interest by, the United States.

Limitation on fair value or net assets of target business	Our initial business combination must occur with one or more target businesses that together have a fair market value of at least 80% of the assets held in the trust account (excluding taxes payable on the income earned on the trust account) at the time of the agreement to enter into the initial business combination.	We would be restricted from acquiring a target business unless the fair value of such business or net assets to be acquired represent at least 80% of the maximum offering proceeds.

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Trading of securities issued	The units may commence trading on or promptly after the date of this prospectus. The shares of common stock and warrants comprising the units will begin to trade separately on the 90th day after the date of this prospectus unless EarlyBirdCapital, Inc. informs us of its decision to allow earlier separate trading, provided we have filed with the SEC a Current Report on Form 8-K, which includes an audited balance sheet reflecting our receipt of the proceeds of this offering, including any proceeds we receive from the exercise of the over-allotment option, if such option is exercised prior to the initial filing of such Current Report on Form 8-K. If the over-allotment option is exercised after the initial filing of such Current Report on Form 8-K, we will file an amendment to the Form 8-K to provide updated financial information to reflect the exercise and consummation of the over-allotment option. We will also include in this Form 8-K, an amendment thereto, or in a subsequent Form 8-K, information indicating if EarlyBirdCapital, Inc. has allowed separate trading of the shares of common stock and warrants prior to the 90th day after the date of this prospectus.	No trading of the units or the underlying shares of common stock and warrants would be permitted until the completion of a business combination. During this period, the securities would be held in the escrow or trust account.

Exercise of the warrants	The warrants cannot be exercised until the later of 30 days after the completion of a business combination or 12 months from the closing of this offering and, accordingly, will be exercised only after the trust account has been terminated and distributed	The warrants could be exercised prior to the completion of a business combination, but securities received and cash paid in connection with the exercise would be deposited in the escrow or trust account.

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Election to remain an investor	We will either (i) give our stockholders the opportunity to vote on the business combination or (ii) provide our public stockholders with the opportunity to sell their shares of our common stock to us in a tender offer for cash equal to their pro rata share of the aggregate amount then on deposit in the trust account, less taxes. If we hold a meeting to approve a proposed business combination, we will send each stockholder a proxy statement containing information required by the SEC. Under Delaware law and our bylaws, we must provide at least 10 days advance notice of any meeting of stockholders. Accordingly, this is the minimum amount of time we would need to provide holders to determine whether to exercise their rights to convert their shares into cash or to remain an investor in our company. Alternatively, if we do not hold a meeting and instead conduct a tender offer, we will conduct such tender offer in accordance with the tender offer rules of the SEC and file tender offer documents with the SEC which will contain substantially the same financial and other information about the initial business combination as we would have included in a proxy statement. Under the tender offer rules, a tender offer must remain open for 20 business days. Accordingly, this is the minimum amount of time we would need to provide holders to determine whether to sell their shares to us in such a tender offer or to remain an investor in our company.	A prospectus containing information required by the SEC would be sent to each investor. Each investor would be given the opportunity to notify the company, in writing, within a period of no less than 20 business days and no more than 45 business days from the effective date of the post-effective amendment, to decide whether he or she elects to remain a stockholder of the company or require the return of his or her investment. If the company has not received the notification by the end of the 45th business day, funds and interest or dividends, if any, held in the trust or escrow account would automatically be returned to the stockholder. Unless a sufficient number of investors elect to remain investors, all of the deposited funds in the escrow account must be returned to all investors and none of the securities will be issued.

Business combination deadline	Pursuant to our amended and restated certificate of incorporation, if we are unable to complete our initial business combination within 18 months from the closing of this offering, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account net of interest that may be used by us to pay our franchise and income taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.	If an acquisition has not been consummated within 18 months after the effective date of the initial registration statement, funds held in the trust or escrow account would be returned to investors.

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Interest earned on the funds in the trust account	There can be released to us, from time to time, any interest earned on the funds in the trust account that we may need to pay our franchise and income tax obligations. The remaining interest earned on the funds in the trust account will not be released until the earlier of the completion of a business combination and our liquidation upon failure to effect a business combination within the allotted time.	All interest earned on the funds in the trust account will be held in trust for the benefit of public stockholders until the earlier of the completion of a business combination and our liquidation upon failure to effect a business combination within the allotted time.

Release of funds	Except for any amounts that we may need to pay our franchise and income tax obligations, the proceeds held in the trust account will not be released until the earlier of the completion of a business combination and our liquidation upon failure to effect a business combination within the allotted time.	The proceeds held in the escrow account would not be released until the earlier of the completion of a business combination or the failure to effect a business combination within the allotted time.

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MANAGEMENT

Directors and Executive Officers

Our current directors and executive officers are as follows:

Name	Age	Position
George J. Schultze	48	Chairman, Chief Executive Officer and President
Gary M. Julien	48	Executive Vice President and Director Nominee*
Jeffrey M. Glick	56	Chief Financial Officer
Scarlett Du	50	Secretary
William LaPerch	62	Director Nominee*
William T. Allen	62	Director Nominee*
John J. Walker	65	Director Nominee*

* This individual will occupy the position of director on the date of this prospectus.

George J. Schultze

Mr. George J. Schultze, J.D., has been our Chairman, CEO and President since our founding on June 11, 2018. Mr. Schultze is also the Managing Member, Chairman of Investment Committee and Chairman of Strategy Committee and Founder at Schultze Asset Management, LP. Mr. Schultze is known as a foremost authority within the distressed and bankruptcy investment industry with nearly 25 years of related experience. Mr. Schultze is often interviewed and quoted in the media including CNBC and Bloomberg, and has published numerous articles in Forbes on distressed securities investing and high profile reorganizations as a contributing writer since 2013. He is also a frequent speaker at industry conferences and graduate business schools. Mr. Schultze is the author of The Art of Vulture Investing: Adventures in Distressed Securities Management (Wiley Finance, 2012). He has previously served as board director or liquidation trust or creditor committee member at Le Nature’s, American Plumbing & Mechanical, Armstrong World Industries, Atkins Nutritional, Breed Technologies, Chrysler, General Chemical Group, Horizon Natural Resources, Interstate Bakeries, M. Fabrikant & Sons, Power Plumbing, The Hedge Fund Association, Tropicana Entertainment, Tweeter Home Entertainment, Twinlab, United Airlines, US Timberlands, Washington Group International, and Werner Co. Mr. Schultze has served on the Board of Directors of Home Products International since 2017 and on the Litigation Trust Subcommittee for Tropicana Entertainment since July 2009. Prior to founding Schultze Asset Management in 1998, Mr. Schultze focused on activist distressed investing at MD Sass. Before that, he was employed at Fiduciary Partners, Mayer Brown & Platt and Merrill Lynch. Mr. Schultze has earned an M.B.A. from Columbia Business School and a J.D. from Columbia Law School. He also received a B.A. with a joint major in Economics and Political Science and the Henry Rutgers Scholar distinction from Rutgers, The State University of New Jersey. We believe Mr. Schultze is well qualified to serve on our Board of Directors based on his extensive leadership and business experience, together with his strong background in distressed securities investing, finance and public company governance.

Gary M. Julien

Gary Julien has been our Executive Vice President since September 2018 and will serve as a director commencing on the date of this prospectus. Mr. Julien is also a Managing Director, Acquisitions at Schultze Asset Management. Mr. Julien has over 20 years of M&A and public and private equity investment experience across a variety of industries, including experience in the special purpose acquisition company market. Mr. Julien previously led and supported M&A initiatives on behalf of entities controlled by Mario J. Gabelli, Chairman, and CEO of GAMCO Investors, Inc., including as Executive Vice President, Corporate Development for PMV Acquisition Corp. (a planned blank check company that did not complete its initial public offering), LICT Corporation and CIBL, Inc. From November 2009 through 2014, Mr. Julien was Senior Vice President at Bronson Point Management, an investment management firm, where he originated, oversaw and analyzed public market investments helping to the firm grow from approximately $70 million in asset under management at launch in 2010 to $1.9 billion in 2014. From 2007 through 2009, Mr. Julien led and supported M&A and corporate finance initiatives for the private investment firm Kanders & Company, Inc. and its affiliates including as Vice President, Corporate Development of Kanders & Company, Clarus Corp. and Highlands Acquisition Corp. (a blank check company which raised $138.0 million focusing on the healthcare industry which subsequently dissolved in October 2009 without completing a business combination). From 2003 through 2006, Mr. Julien was Vice President, Corporate Development for Armor Holdings, Inc., an aerospace and defense company and portfolio company of Kanders & Company, where he oversaw mergers, acquisitions and divestitures for the company, executing 15 transactions during this period and investing approximately $1.2 billion. During this period of time, Armor Holdings’ revenue grew from $305 million to $2.4 billion prior to its sale to BAE Systems plc in July, 2007 for $4.5 billion. Mr. Julien previously worked at Global Crossing Ltd. where he led and supported several M&A, joint ventures and minority investments. Mr. Julien received an M.B.A. with honors in Finance from Columbia Business School and a B.S. from the Newhouse School of Communications at Syracuse University. We believe Mr. Julien is well qualified to serve on our Board of Directors based on his business experience, including his extensive experience in investing, mergers and acquisitions and corporate finance.

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Jeffrey M. Glick

Jeffrey M. Glick has been our Chief Financial Officer since September 2018 and has served as Chief Financial Officer of Schultze Asset Management since May 2016 where he is responsible for all aspects of the firm’s financial reporting, treasury, accounting and tax matters. In 2011, Mr. Glick founded, and continues to operate, START U UP, LLC, a consulting firm that specializes in providing outsourced CFO and compliance services to the alternative asset management industry. Mr. Glick was previously Chief Financial Officer for Sagard Capital, a hybrid private equity and alternative asset manager, from 2008 through 2011, where he also served on the investment committee and as the Chief Compliance Officer. From 1991 through 2008, he was Chief Financial Officer of Almaz USA, a precious metals trading and marketing firm and also served as a Director of Almaz’s off-shore subsidiary. Mr. Glick previously served as Manager of Mergers and Acquisitions at Phibro Energy, a division of Salomon Brothers, and was an internal auditor in the Real Estate division at Merrill Lynch. Mr. Glick is a graduate of Binghamton University with a B.S. in Accounting.

Scarlett Du

Scarlett Du has been our Secretary since September 2018 and has served as the General Counsel and Chief Compliance Officer of Schultze Asset Management since November 2011 where she is responsible for providing advice and guidance on a range of legal, regulatory and compliance matters. Prior to joining Schultze Asset Management, Ms. Du worked from as an in-house attorney for the Reserve Fund, a money market mutual fund that managed $120.0 billion in assets under management, from January 2008 to January 2010, and in the New York office at Ropes & Gray, a law firm, from September 2005 to January 2008. Before starting her private legal practice, Ms. Du clerked for a federal district judge, the Honorable Gordon Quist, in the Western District of Michigan. Before switching to law, Ms. Du worked in the accounting and audit field for nine years, including with Deloitte & Touche. Scarlett earned a B.A. and M.A. in Economics from City College, CUNY and a J.D. from Northwestern University Pritzker School of Law.

William G. LaPerch

William G. LaPerch will serve as a director commencing on the date of this prospectus. He has served as Executive Chairman of Hylan Inc., a provider of specialty contracting services in the New York City region for telecommunications providers and municipal organizations, since July 2016, and as President of LaPerch Consulting, LLC (a provider of consulting services to private equity firms) since September 2012. From 2004 to 2012, Mr. LaPerch served as the President and Chief Executive Officer and a member of the board of directors of AboveNet, Inc., then a publicly-traded provider of bandwidth infrastructure services, prior to which he served as Senior Vice President Operations. At AboveNet he was responsible for guiding the company out of Chapter 11 (AboveNet emerged from protection under Chapter 11 of the U.S. Bankruptcy Code effective September 2003) and establishing the company as a profitable and recognized leader in providing optical connectivity solutions for Fortune 1000 companies. In March 2012, AboveNet was acquired by Zayo Group Holdings for $2.2 billion. Before joining AboveNet, Mr. LaPerch served as Senior Vice President of Network Services at MCI and he also held executive positions at NYNEX. Mr. LaPerch currently serves on the boards of Digital Realty Trust (NYSE: DLR) since March 2013 and Windstream (NASDAQ: WIN) since September 2014 and was on the board of Imation, Inc. (NYSE: IMN) from November 2012 to August 2015, Mr. LaPerch also serves as a board member and advisor to several privately held companies including First Light Fiber, Cross River Fiber and Global Capacity. Mr. LaPerch is a graduate of the United States Military Academy at West Point and received his M.B.A. from Columbia Business School. We believe Mr. LaPerch is well qualified to serve on our Board of Directors based on his extensive leadership and business experience, including his management positions and service as a board member of public and private companies.

William T. Allen

Mr. William T. Allen will serve as a director commencing on the date of this prospectus. Mr. Allen has extensive 30-year background managing businesses and providing leadership to manufacturing operations requiring operational turnarounds, notably as CEO. Amongst industries Mr. Allen has worked in have included nuclear power, oil/petrochemical, automotive, industrial equipment, steel fabrication and plastic injection molding. Mr. Allen was, until December 2017, CEO of Werner Co., Inc., a leading manufacturer of industrial climbing products, from August 2007, and President and Chairman of the Board since March 2009, through its sale to Triton Funds in July 2017. Mr. Allen serves as a member of the board of directors of MModal, a leading provider of clinical documentation technology solutions to the healthcare market. Until recently, Mr. Allen also served as a board member of Rockport, a leading provider of men’s and women’s footwear, which filed a voluntary petition for reorganization under Chapter 11 in the U.S. Bankruptcy Court for the District of Delaware and is in the process of being sold to through Section 363 of the Bankruptcy Code. He has also held board positions at USI, Arclin, Constar, Ames Taping Tools, Oriental Trading, Hines Nurseries, Running Aces Harness Park, WrightLine (former CEO), APW (former CEO), Chart Industries (former CEO) and Millennium Rail, many of which were on behalf of leading alternative investment firms including Ares Management, Black Diamond Capital Management, Oaktree Capital and Crescent Capital Group. In 2012, Mr. Allen received the Pittsburgh Business Times’ Diamond Award as CEO of the Year in the ‘Large for Profit’ category. We believe Mr. Allen is well qualified to serve on our Board of Directors based on his extensive leadership and business experience, including his management positions and service as a board member of public and private companies.

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John J. Walker

Mr. John J. Walker, will serve as a director commencing on the date of this prospectus. Mr. Walker has 37 years of financial and executive management experience including 21 years as a Chief Financial Officer with both public and private companies. Since 2011, Mr. Walker has been a Director of The Descartes Systems Group, Inc. (NASDAQ: DSGX, TSX: DSG), a logistics technology company and serves as Chair of the Audit Committee and a member of the Nominating Committee. From 2006 through 2010, he served as Chief Financial Officer, and Senior Vice President of Bowne & Company, a New York Stock Exchange- listed provider of documentation services largely to the financial services industry, during which he led and supervised a significant financial restructuring of the company leading to a sale of the company to R.R. Donnelley in 2010 for $481 million. Prior to Bowne & Company, from 1988 to 2006, Mr. Walker was an executive with Loews Cineplex Entertainment Corporation, then the 4th largest motion picture operator in the world, including sixteen years as Chief Financial Officer. In January 2006, the company was acquired by AMC Entertainment for $1.5 billion creating the second largest theater operator in the world. Prior thereto, Mr. Walker served for six years as Controller and Principal Accounting Officer of Corporate Property Investors, then one of the largest real estate investment trusts in the United States. Mr. Walker also served for six years as Treasurer and Assistant Corporate Controller of Princess Hotels International a company involved in the ownership and operation of luxury resort hotels, real estate and timesharing developments. He is a Member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants. Mr. Walker started his professional career with then Price Waterhouse & Co. He received his B.S. in Accounting from the University of Scranton in 1974. We believe Mr. Walker is well qualified to serve on our Board of Directors based on his extensive leadership, business and finance experience, including his management positions and service as a board member of public and private companies.

Additional Team Members

In addition to our management, our team will include certain other Schultze Asset Management employees and advisors, including Vik Jindal, who is serving as an advisor to us and whose biographical information appears below. None of these individuals have any contractual obligation to us or are otherwise required to commit any specified amount of time to our affairs; however, we expect that certain of these individuals will on average dedicate a significant amount of their professional time on our affairs.

Vik Jindal is the Managing Partner of Perpetual Holdings, an investment and corporate advisory firm and is an advisory board member at Schultze Asset Management. Mr. Jindal has 17 years of professional experience as an investor and investment banker working with a broad array of industries focusing predominantly on the restructuring industry, having worked on over 12 restructurings representing over $7.5 billion in capital. Mr. Jindal was previously a Managing Director in the Restructuring and Debt Advisory Group of Evercore Partners, Inc. and a Vice President in the restructuring practice at Rothschild. As an investment banker, he led teams advising companies facing financial distress due to liquidity constraints, pending maturities of several hundred million to several billion dollars of debt, or fundamental operational issues. Prior to Evercore, Mr. Jindal held investment positions at MFP Investors and Balyasny Asset Management. He was a director of Mesabi Metallics Company, a 7.0 million tonnes per annum iron ore mining operation and pelletization plant under development on the Mesabi Range in northern Minnesota from March 2016 through December 2017. Mr. Jindal received his M.B.A. from Columbia Business School where he was recognized for the highest academic record in his graduating class. He also holds a B.S. degree in Biomedical Engineering from Johns Hopkins University. He regularly guest lectures at Columbia Business School about issues related to restructuring and investing.

Executive Compensation

No executive officer has received any cash compensation for services rendered to us. Commencing on the date of this prospectus through the acquisition of a target business, we will pay our sponsor an aggregate fee of up to $10,000 per month for providing us with office space and certain office and secretarial services. However, this arrangement is solely for our benefit and is not intended to provide our executive officers or directors compensation in lieu of a salary.

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Other than the administrative fee of up to $10,000 per month and the repayment of any loans made by our sponsor to us, no compensation or fees of any kind, including finder’s, consulting fees and other similar fees, will be paid to our sponsor, members of our management team or their respective affiliates, for services rendered prior to or in connection with the consummation of our initial business combination (regardless of the type of transaction that it is). However, they will receive repayment of any loans from our sponsor, officers and directors for working capital purposes and reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of a stockholder meeting held to consider an initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K, as required by the SEC.

Director Independence

Currently Messrs. LaPerch, Allen and Walker would each be considered an “independent director” under the Nasdaq listing rules, which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s board of directors would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.

Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Any affiliated transactions will be on terms no less favorable to us than could be obtained from independent parties. Our board of directors will review and approve all affiliated transactions with any interested director abstaining from such review and approval.

Audit Committee

Effective upon the date of this prospectus, we will establish an audit committee of the board of directors, which will consist of Messrs. LaPerch, Allen and Walker, each of whom is an independent director under Nasdaq’s listing standards. The audit committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:

•	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;

•	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•	discussing with management major risk assessment and risk management policies;

•	monitoring the independence of the independent auditor;

•	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•	reviewing and approving all related-party transactions;

•	inquiring and discussing with management our compliance with applicable laws and regulations;

•	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

•	appointing or replacing the independent auditor;

•	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

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•	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

•	approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

Financial Experts on Audit Committee

The audit committee will at all times be composed exclusively of “independent directors” who are “financially literate” as defined under Nasdaq’s listing standards. Nasdaq’s standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

In addition, we must certify to Nasdaq that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The board of directors has determined that Mr. Walker qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

Nominating Committee

Effective upon the date of this prospectus, we will establish a nominating committee of the board of directors, which will consist of Messrs. LaPerch, Allen and Walker, each of whom is an independent director under Nasdaq’s listing standards. The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors. The nominating committee considers persons identified by its members, management, stockholders, investment bankers and others.

Guidelines for Selecting Director Nominees

The guidelines for selecting nominees, which are specified in the Nominating Committee Charter, generally provide that persons to be nominated:

•	should have demonstrated notable or significant achievements in business, education or public service;

•	should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

•	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

The Nominating Committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating committee does not distinguish among nominees recommended by stockholders and other persons.

Compensation Committee

Effective upon the date of this prospectus, we will establish a compensation committee of the board of directors, which will consist of Messrs. LaPerch, Allen and Walker, each of whom is an independent director under Nasdaq’s listing standards. The compensation committee’s duties, which are specified in our Compensation Committee Charter, include, but are not limited to:

•	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•	reviewing and approving the compensation of all of our other executive officers;

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•	reviewing our executive compensation policies and plans;

•	implementing and administering our incentive compensation equity-based remuneration plans;

•	assisting management in complying with our proxy statement and annual report disclosure requirements;

•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•	if required, producing a report on executive compensation to be included in our annual proxy statement; and

•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Code of Ethics

Effective upon consummation of this offering, we will adopt a code of ethics that applies to all of our executive officers, directors and employees. The code of ethics codifies the business and ethical principles that govern all aspects of our business.

Conflicts of Interest

Schultze Asset Management manages several investment vehicles. Funds and separate accounts managed by Schultze Asset Management or its affiliates may compete with us for business combination opportunities. If these funds or separate accounts decide to pursue any such opportunity, we may be precluded from pursuing such opportunities. In addition, investment ideas generated within Schultze Asset Management may be suitable for both us and for a current or future Schultze Asset Management fund or separate account and may be directed to such investment vehicle rather than to us. Neither Schultze Asset Management nor members of our management team who are also employed by Schultze Asset Management have any obligation to present us with any opportunity for a potential business combination of which they become aware, unless presented to such member solely in his or her capacity as an officer of the company. Schultze Asset Management and/or our management, in their capacities as employees of Schultze Asset Management or in their other endeavors, currently are required to present certain investment opportunities and potential business combinations to the various related entities described above, current Schultze Asset Management investment vehicles, or third parties, before they present such opportunities to us. Schultze Asset Management and our management may have similar obligations to future investment vehicles or third parties.

Schultze Asset Management and each of our officers and directors presently has, and any of them in the future may have additional, fiduciary or contractual obligations to other entities pursuant to which such officer or director is or will be required to present a business combination opportunity. Accordingly, if any of our officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he or she has then- current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such opportunity to such entity. The fiduciary duties or contractual obligations of Schultze Asset Management and our officers or directors may affect our ability to complete our initial business combination. We may, at our option, pursue an Affiliated Joint Acquisition opportunity with an entity to which Schultze or an officer or director has a fiduciary or contractual obligation. Any such entity may co- invest with us in the target business at the time of our initial business combination, or we could raise additional proceeds to complete the initial business combination by making a specified future issuance to any such entity. Our amended and restated certificate of incorporation will provide that we renounce our interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of our company and such opportunity is one we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue, and to the extent the director or officer is permitted to refer that opportunity to us without violating another legal obligation. Our sponsor, officers and directors and Schultze Asset Management have agreed not to participate in the formation of, or become an officer or director of any other special purpose acquisition company with a class of securities registered under the Exchange Act, until we have entered into a definitive agreement regarding our initial business combination or we have failed to complete our initial business combination within 18 months after the closing of this offering.

Investors should also be aware of the following potential conflicts of interest:

•	None of our officers and directors is required to commit their full time to our affairs and, accordingly, they may have conflicts of interest in allocating their time among various business activities.

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•	In the course of their other business activities, Schultze Asset Management, our sponsor, officers and directors may become aware of investment and business opportunities which may be appropriate for presentation to our company as well as the other entities with which they are affiliated. Our officers and directors may have conflicts of interest in determining to which entity a particular business opportunity should be presented but barring such a conflict, must present target business opportunities that have a fair market value of at least 80% of the assets held in the trust account (excluding taxes payable on the income earned in the trust account) at the time of the agreement to enter into the initial business combination, subject to any pre-existing fiduciary or contractual obligations.

•	Unless we consummate our initial business combination, our officers, directors and sponsor will not receive reimbursement for any out-of-pocket expenses incurred by them to the extent that such expenses exceed the amount of available proceeds not deposited in the trust account.

•	Our sponsor, officers or directors may have a conflict of interest with respect to evaluating a business combination and financing arrangements as we may obtain loans from our sponsor or an affiliate of our sponsor or any of our officers or directors to finance transaction costs in connection with an intended initial business combination. Up to $1,500,000 of such loans may be convertible into warrants at a price of $1.00 per warrant at the option of the lender. Such warrants would be identical to the private placement warrants, including as to exercise price, exercisability and exercise period.

•	The founders’ shares beneficially owned by our officers and directors will be released from escrow only if a business combination is successfully completed, and the private placement warrants purchased by our sponsor will expire worthless if a business combination is not consummated. Additionally, our officers and directors will not receive liquidation distributions with respect to any of their founders’ shares. For the foregoing reasons, our board may have a conflict of interest in determining whether a particular target business is appropriate to effect a business combination with.

In general, officers and directors of a corporation incorporated under the laws of the State of Delaware are required to present business opportunities to a corporation if:

•	the corporation could financially undertake the opportunity;

•	the opportunity is within the corporation’s line of business; and

•	it would not be fair to the corporation and its stockholders for the opportunity not to be brought to the attention of the corporation.

Accordingly, as a result of multiple business affiliations, our officers and directors may have similar legal obligations relating to presenting business opportunities meeting the above-listed criteria to multiple entities. In addition, conflicts of interest may arise when our board evaluates a particular business opportunity with respect to the above-listed criteria. We cannot assure you that any of the above mentioned conflicts will be resolved in our favor.

In order to minimize potential conflicts of interest which may arise from multiple corporate affiliations, each of our officers and directors has contractually agreed, pursuant to a written agreement with us, until the earliest of our execution of a definitive agreement for a business combination, our liquidation or such time as he ceases to be an officer or director, to present to our company for our consideration, prior to presentation to any other entity, any suitable business opportunity which may reasonably be required to be presented to us, subject to any pre-existing fiduciary or contractual obligations he might have. Accordingly, our amended and restated certificate of incorporation will provide that the doctrine of corporate opportunity will not apply with respect to any of our executive officers or directors in circumstances where the application of the doctrine would conflict with any fiduciary duties or contractual obligations they may have.

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Below is a table summarizing the entities to which our executive officers and directors currently have fiduciary duties or contractual obligations:

Individual	Entity	Entity’s Business	Affiliation
George J. Schultze	Schultze Asset Management. LP	Institutional Investor	Managing Member
	Home Products International	Industrial Manufacturer	Director
Gary M. Julien	Schultze Asset Management, LP	Institutional Investor	Managing Director
Jeffrey M. Glick	Schultze Asset Management, LP	Institutional Investor	Chief Financial Officer
Scarlett Du	Schultze Asset Management, LP	Institutional Investor	Chief Compliance Officer and
General Counsel
William G. LaPerch	Hylan Inc.	Telecom Construction	Executive Chairman
	Digital Realty Trust, Inc.	Data Centers	Director
	Windstream, Inc.	Telecom Services	Director
	FirstLight Fiber	Fiber Communications	Director
William T. Allen	MModal Inc.	Healthcare Services	Director
John J. Walker	The Descartes Systems Group, Inc.	Logistics Services	Director

If we submit our initial business combination to our public stockholders for a vote, our sponsor, as well as all of our officers and directors and have agreed to vote any shares held by them in favor of our initial business combination. If they purchase shares of common stock as part of this offering or in the open market, however, they would be entitled to participate in any liquidation distribution in respect of such shares but have agreed not to convert or sell such shares to us in connection with the consummation of an initial business combination.

All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by a majority of our uninterested “independent” directors or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our disinterested “independent” directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.

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PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of our shares of common stock as of the date of this prospectus and as adjusted to reflect the sale of our shares of common stock included in the units offered by this prospectus (assuming none of the individuals listed purchase units in this offering), by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our officers, directors and director nominees; and

•	all of our officers, directors and director nominees as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record of beneficial ownership of the warrants included in the units offered by this prospectus or the private placement warrants as these warrants are not exercisable within 60 days of the date of this prospectus.

	Prior to Offering				After Offering(2)
Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Approximate Percentage of Outstanding Shares of Common Stock		Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Shares of Common Stock
Schultze Special Purpose Acquisition Sponsor, LLC	4,252,500	(3)	98.4%		3,690,000	19.7%
George J. Schultze	4,252,500	(3)(4)	98.4%		3,690,000	19.7%
Gary M. Julien	—		—		—
Jeffrey M. Glick	—		—		—	—
Scarlett Du	—		—		—	—
William G. LaPerch	20,000			*	20,000	*
William T. Allen	20,000			*	20,000	*
John J. Walker	20,000			*	20,000	*
All directors and executive officers as a group (8 individuals)	4,312,500		100.0%		3,750,000	20.0%

*	Less than 1%.
(1)	Unless otherwise indicated, the business address of each of the individuals is 800 Westchester Avenue, Suite 632, Rye Brook, New York 10573.
(2)	Assumes no exercise of the over-allotment option and, therefore, the forfeiture of an aggregate of 562,500 shares of common stock held by our initial stockholders.
(3)	Includes 562,500 shares which are subject to forfeiture to the extent the underwriters’ over-allotment option is not exercised in full.
(4)	Represents shares held by our sponsor. Schultze Asset Management is the manager of our sponsor, and Schultze Master Fund, Ltd is the majority owner of our sponsor. Each of Schultze Asset Management and Schultze Master Fund, Ltd is controlled by George J. Schultze. Accordingly, Mr. Schultze may be deemed to beneficially own all of the shares held by our sponsor. Mr. Schultze disclaims beneficial ownership of any securities held by our sponsor except to the extent of his pecuniary interest therein.

Immediately after this offering, our initial stockholders will beneficially own 20% of the then issued and outstanding shares of common stock (assuming they do not purchase any units offered by this prospectus). None of our sponsor, officers or directors has indicated to us that it or they intend to purchase our securities in the offering. Because of the ownership block held by our sponsor (and our officers and directors through their ownership of membership interests of the sponsor) our sponsor and such individuals may be able to effectively exercise influence over all matters requiring approval by our stockholders, including the election of directors and approval of significant corporate transactions other than approval of our initial business combination.

If the underwriters do not exercise all or a portion of the over-allotment option, an aggregate of up to 562,500 founders’ shares will be forfeited. Only a number of shares necessary to maintain the collective 20% ownership interest in our shares of common stock after giving effect to the offering and the exercise, if any, of the underwriters’ over-allotment option will be necessary.

All of the founders’ shares outstanding prior to the date of this prospectus will be placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent.

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None of these shares will be transferred, assigned, sold or released from escrow until one year after the date of the consummation of our initial business combination or earlier if, subsequent to our business combination, the last sales price of our common stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period. Up to 562,500 of the founders’ shares may also be released from escrow earlier than this date for cancellation if the over-allotment option is not exercised in full as described above. All of the founders’ shares may be released from escrow earlier than as described above if within that time period, we consummate a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property.

During the escrow period, the holders of these shares will not be able to sell or transfer their securities except for transfers, assignments or sales (i) to our officers, directors, employees, consultants or their affiliates, (ii) to an entity’s officers, directors, employees or members, (iii) to relatives and trusts for estate planning purposes, (iv) by virtue of the laws of descent and distribution upon death, (v) pursuant to a qualified domestic relations order, (vi) to us for no value for cancellation in connection with the consummation of our initial business combination, or (vii) by private sales made at or prior to the consummation of a business combination at prices no greater than the price at which the shares were originally purchased, in each case (except for clause (vi) or with our prior consent) where the transferee agrees to the terms of the escrow agreement and to be bound by these transfer restrictions and other agreements of our initial stockholders as set forth herein, but will retain all other rights as our stockholders, including, without limitation, the right to vote their shares of common stock and the right to receive cash dividends, if declared. If dividends are declared and payable in shares of common stock, such dividends will also be placed in escrow. If we are unable to effect a business combination and liquidate, there will be no liquidation distribution with respect to the founders’ shares.

Our sponsor has committed to purchase the 4,550,000 private placement warrants for a total purchase price of $4,550,000 from us. This purchase will take place on a private placement basis simultaneously with the consummation of this offering. Our sponsor has also agreed that if the over-allotment option is exercised by the underwriters in full or in part, it will purchase from us on a pro rata basis up to an additional 450,000 private placement warrants at a price of $1.00 per warrant. These additional private placement warrants will be purchased in a private placement that will occur simultaneously with the purchase of units resulting from the exercise of the over-allotment option. The private placement warrants are identical to the warrants being sold as part of the units in this offering except that the private placement warrants: (i) will not be redeemable by us and (ii) may be exercised for cash or on a cashless basis, as described in this prospectus, so long as they are held by the initial purchasers or any of their permitted transferees. If the private placement warrants are held by holders other than the initial purchasers or any of their permitted transferees, the private placement warrants will be redeemable by us and exercisable by the holders on the same basis as the warrants included in the units being sold in this offering. Our sponsor has agreed not to transfer, assign or sell any of the private placement warrants or the common stock issuable upon exercise of the private placement warrants (except in connection with the same limited exceptions that the founders’ shares may be transferred as described above), until after the completion of our initial business combination.

In order to meet our working capital needs following the consummation of this offering, our sponsor, officers and directors may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a promissory note. The notes would either be paid upon consummation of our initial business combination, without interest, or, at holder’s discretion, up to $1,500,000 of the notes may be converted into warrants at a price of $1.00 per warrant. The warrants would be identical to the private placement warrants. If we do not complete a business combination, the loans will be forgiven.

George J. Schultze and our sponsor are our “promoters,” as that term is defined under the federal securities laws.

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CERTAIN TRANSACTIONS

In September 2018, our sponsor purchased 4,312,500 shares of our common stock for an aggregate purchase price of $25,000. Our sponsor subsequently transferred certain founders’ shares to our director nominees at the same price originally paid for such shares.

If the underwriters do not exercise all or a portion of their over-allotment option, our initial stockholders prior to this offering will forfeit up to an aggregate of 562,500 shares of common stock in proportion to the portion of the over-allotment option that was not exercised.

If the underwriters determine the size of the offering should be increased (including pursuant to Rule 462(b) under the Securities Act) or decreased, a share dividend or a contribution back to capital, as applicable, would be effectuated in order to maintain our initial stockholders’ ownership at a percentage of the number of shares to be sold in this offering.

Our sponsor has committed to purchase 4,550,000 private placement warrants (for a total purchase price of $4,550,000) from us, on a private placement basis simultaneously with the consummation of this offering. Our sponsor has also agreed that if the over-allotment option is exercised by the underwriters in full or in part, it will purchase from us at a price of $1.00 per warrant up to an additional 450,000 private placement warrants. These additional private placement warrants will be purchased in a private placement that will occur simultaneously with the purchase of units resulting from the exercise of the over-allotment option. We believe the purchase price of the private placement warrants is greater than the fair value of such warrants and therefore will not result in any share-based compensation expense. The private placement warrants are identical to the warrants being sold as part of the units in this offering except that the private placement warrants: (i) will not be redeemable by us and (ii) may be exercised for cash or on a cashless basis, as described in this prospectus, so long as they are held by the initial purchasers or any of their permitted transferees. The purchasers of the private placement warrants have agreed not to transfer, assign or sell any of their private placement warrants or the common stock issuable upon exercise of the private placement warrants (except to certain permitted transferees), until after the completion of our initial business combination.

In order to meet our working capital needs following the consummation of this offering, our sponsor, officers and directors may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a promissory note. The notes would either be paid upon consummation of our initial business combination, without interest, or, at holder’s discretion, up to $1,500,000 of the notes may be converted into warrants at a price of $1.00 per warrant. The warrants would be identical to the private placement warrants. If we do not complete a business combination, the loans will be forgiven.

The holders of our founders’ shares issued and outstanding on the date of this prospectus, as well as the holders of the private placement warrants and any warrants our sponsor, officers, directors or their affiliates may be issued in payment of working capital loans made to us (and all underlying securities), will be entitled to registration rights pursuant to an agreement to be signed prior to or on the effective date of this offering. The holders of a majority of these securities are entitled to make up to three demands that we register such securities. The holders of the majority of the founders’ shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these shares of common stock are to be released from escrow. The holders of a majority of the private placement warrants or warrants issued in payment of working capital loans made to us (or underlying securities) can elect to exercise these registration rights at any time after we consummate a business combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of a business combination. We will bear the expenses incurred in connection with the filing of any such registration statements.

As of the date of this prospectus, our sponsor has loaned to us a total of $100,000 (of a total of up to $250,000 that we may draw down) to be used for a portion of the expenses of this offering. These loans are non-interest bearing, unsecured and are due at the earlier of June 30, 2019 or the closing of this offering. The loans will be repaid upon the closing of this offering.

Our sponsor, which is affiliated with our officers and directors, has agreed that, commencing on the effective date of this prospectus through the earlier of our consummation of our initial business combination or our liquidation, it will make available to us certain general and administrative services, including office space, utilities and administrative support, as we may require from time to time. We have agreed to pay our sponsor an aggregate of up to $10,000 per month for these services. Accordingly, our officers and directors will benefit from the transaction to the extent of their interest in our sponsor. However, this arrangement is solely for our benefit and is not intended to provide our officers or directors compensation in lieu of a salary. We believe, based on rents and fees for similar services in the Rye Brook, New York area, that the fee charged by our sponsor is at least as favorable as we could have obtained from an unaffiliated person.

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Other than the administrative fee of up to $10,000 per month, no compensation or fees of any kind, including finder’s, consulting fees and other similar fees, will be paid to our sponsor, members of our management team or their respective affiliates, for services rendered prior to or in connection with the consummation of our initial business combination (regardless of the type of transaction that it is). However, such individuals will receive the repayment of any loans from our sponsor, officers and directors for working capital purposes and reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of a stockholder meeting held to consider an initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K, as required by the SEC.

All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by a majority of our uninterested “independent” directors or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our disinterested “independent” directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.

Related Party Policy

Our Code of Ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the board of directors (or the audit committee). Related-party transactions are defined as transactions in which (i) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (ii) we or any of our subsidiaries is a participant, and (iii) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our shares of common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

Our audit committee, pursuant to its written charter, will be responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. The audit committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable to us than terms generally available from an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction. No director may participate in the approval of any transaction in which he is a related party, but that director is required to provide the audit committee with all material information concerning the transaction. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate an initial business combination with an entity that is affiliated with any of our sponsor, officers or directors including (i) an entity that is either a portfolio company of, or has otherwise received a material financial investment from, any private equity fund or investment company (or an affiliate thereof) that is affiliated with any of the foregoing, (ii) an entity in which any of the foregoing or their affiliates are currently passive investors, (iii) an entity in which any of the foregoing or their affiliates are currently officers or directors, or (iv) an entity in which any of the foregoing or their affiliates are currently invested through an investment vehicle controlled by them, unless we have obtained an opinion from an independent investment banking firm, or another independent entity that commonly renders valuation opinions, and the approval of a majority of our disinterested independent directors that the business combination is fair to our unaffiliated stockholders from a financial point of view.

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DESCRIPTION OF SECURITIES

General

As of the date of this prospectus, we are authorized to issue 100,000,000 shares of common stock, par value $0.0001, and 1,000,000 shares of preferred stock, par value $0.0001. As of the date of this prospectus, 4,312,500 shares of common stock are outstanding. No shares of preferred stock are currently outstanding. The following description summarizes the material terms of our securities. Because it is only a summary, it may not contain all the information that is important to you. For a complete description you should refer to our amended and restated certificate of incorporation, bylaws and the form of warrant agreement, which are filed as exhibits to the registration statement of which this prospectus is a part, and to the applicable provisions of Delaware law.

Units

Each unit consists of one share of common stock and one warrant. Each warrant entitles the holder to purchase one share of common stock.

The shares of common stock and warrants will begin to trade separately on the 90th day after the date of this prospectus unless EarlyBirdCapital, Inc. informs us of its decision to allow earlier separate trading, provided that in no event may the shares of common stock and warrants be traded separately until we have filed with the SEC a Current Report on Form 8-K which includes an audited balance sheet reflecting our receipt of the gross proceeds of this offering and the sale of the private placement warrants. Once the shares of common stock and warrants commence separate trading, holders will have the option to continue to hold units or separate their units into the component pieces.

We will file a Current Report on Form 8-K which includes an audited balance sheet promptly upon the consummation of this offering. The audited balance sheet will reflect proceeds we receive from the exercise of the over-allotment option, if the over-allotment option is exercised on the date of this prospectus. If the over-allotment option is exercised after the date of this prospectus, we will file an amendment to the Form 8-K to provide updated financial information to reflect the exercise of the over-allotment option. We will also include in this Form 8-K, an amendment thereto, or in a subsequent Form 8-K information indicating if EarlyBirdCapital, Inc. has allowed separate trading of the shares of common stock and warrants prior to the 90th day after the date of this prospectus.

Common Stock

Our stockholders of record are entitled to one vote for each share held on all matters to be voted on by stockholders. In connection with any vote held to approve our initial business combination, our sponsor, as well as all of our officers and directors, have agreed to vote their respective shares of common stock owned by them immediately prior to this offering and any shares purchased in this offering or following this offering in the open market in favor of the proposed business combination.

We will consummate our initial business combination only if we have net tangible assets of at least $5,000,001 upon such consummation and, solely if a vote is held to approve a business combination, a majority of the outstanding shares of common stock voted are voted in favor of the business combination.

Our board of directors will be divided into two classes, each of which will generally serve for a term of two years with only one class of directors being elected in each year. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares eligible to vote for the election of directors can elect all of the directors.

Pursuant to our amended and restated certificate of incorporation, if we do not consummate an initial business combination by 18 months from the closing of this offering, our corporate existence will cease except for the purposes of winding up our affairs and liquidating. If we are forced to liquidate prior to an initial business combination, our public stockholders are entitled to share ratably in the trust account, based on the amount then held in the trust account, and any assets remaining available for distribution to them. Our sponsor, officers and directors have agreed to waive their rights to participate in any liquidation distribution occurring upon our failure to consummate an initial business combination with respect to the founder’s shares. Our sponsor, officers and directors will therefore not participate in any liquidation distribution with respect to such shares. They will, however, participate in any liquidation distribution with respect to any shares of common stock acquired in connection with or following this offering.

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Our stockholders have no conversion, preemptive or other subscription rights and there are no sinking fund or redemption provisions applicable to the shares of common stock, except that public stockholders have the right to sell their shares to us in a tender offer or have their shares of common stock converted to cash equal to their pro rata share of the trust account if they vote on the proposed business combination in connection with such business combination and the business combination is completed. Public stockholders who sell or convert their stock into their share of the trust account still have the right to exercise the warrants that they received as part of the units.

Founders’ Shares

The holders of the founders’ shares have agreed (i) that such shares are subject to certain transfer restrictions, as described in more detail below and (ii) (A) to waive their redemption rights with respect to the founders’ shares and public shares in connection with the completion of our business combination and (B) to waive their rights to liquidating distributions from the trust account with respect to the founders’ shares if we fail to complete our business combination within 18 months from the closing of this offering, although our initial stockholders (or any of our executive officers, directors or affiliates) will be entitled to liquidating distributions from the trust account with respect to any public shares acquired if we fail to complete our initial business combination within the allotted 18-month time period. If we submit our business combination to our public stockholders for a vote, our initial stockholders have agreed to vote their founders’ shares and any public shares purchased during or after this offering in favor of our initial business combination and our executive officers, directors and director nominees have also agreed to vote any public shares purchased during or after the offering in favor of our initial business combination. As a result, we would need only 5,625,001, or approximately 37.5%, of the 15,000,000 public shares sold in this offering to be voted in favor of a transaction in order to have our initial business combination approved (assuming the over-allotment option is not exercised and all shares were present and entitled to vote at the meeting). Permitted transferees of our sponsor will be subject to the same obligations of our sponsor.

Subject to certain limited exceptions, none of their founders’ shares will be transferred, assigned or sold until the earlier of (i) one year after the date of the consummation of our initial business combination or (ii) the date on which the closing price of our common stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period.

Preferred Stock

There are no shares of preferred stock outstanding. Our amended and restated certificate of incorporation authorizes the issuance of 1,000,000 shares of preferred stock with such designation, rights and preferences as may be determined from time to time by our board of directors. No shares of preferred stock are being issued or registered in this offering. Accordingly, our board of directors is empowered, without stockholder approval, to issue preferred stock with dividend, liquidation, conversion, voting or other rights which could adversely affect the voting power or other rights of the holders of common stock. However, the underwriting agreement prohibits us, prior to a business combination, from issuing preferred stock which participates in any manner in the proceeds of the trust account, or which votes as a class with the common stock on a business combination. We may issue some or all of the preferred stock to effect a business combination. In addition, the preferred stock could be utilized as a method of discouraging, delaying or preventing a change in control of us. Although we do not currently intend to issue any shares of preferred stock, we cannot assure you that we will not do so in the future.

Warrants

Public Stockholders’ Warrants

No warrants are currently outstanding. Each warrant entitles the registered holder to purchase one share of common stock at a price of $11.50 per share, subject to adjustment as discussed below, at any time commencing on the later of 30 days after the completion of an initial business combination or 12 months from the closing of this offering. No warrants will be exercisable for cash unless we have an effective and current registration statement covering the shares of common stock issuable upon exercise of the warrants and a current prospectus relating to such shares of common stock. Notwithstanding the foregoing, if a registration statement covering the shares of common stock issuable upon exercise of the public warrants is not effective within 90 days following the consummation of our initial business combination, warrant holders may, until such time as there is an effective registration statement and during any period when we shall have failed to maintain an effective registration statement, exercise warrants on a cashless basis pursuant to the exemption provided by Section 3(a)(9) of the Securities Act, provided that such exemption is available. If that exemption, or another exemption, is not available, holders will not be able to exercise their warrants on a cashless basis. In such event, each holder would pay the exercise price by surrendering the warrants for that number of shares of common stock equal to the quotient obtained by dividing (x) the product of the number of shares of common stock underlying the warrants, multiplied by the difference between the exercise price of the warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” for this purpose will mean the average reported last sale price of the shares of common stock for the 5 trading days ending on the trading day prior to the date of exercise. The warrants will expire on the fifth anniversary of our completion of an initial business combination, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation.

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We may call the warrants for redemption (excluding the private placement warrants, and any warrants issued to our sponsor, officers or directors in payment of working capital loans made to us), in whole and not in part, at a price of $0.01 per warrant,

•	at any time during the exercise period,

•	upon not less than 30 days’ prior written notice of redemption to each warrant holder,

•	if, and only if, the reported last sale price of the shares of common stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations), for any 20 trading days within a 30 trading day period ending on the third business day prior to the notice of redemption to warrant holders; and

•	if, and only if, there is a current registration statement in effect with respect to the shares of common stock underlying such warrants.

The right to exercise will be forfeited unless the warrants are exercised prior to the date specified in the notice of redemption. On and after the redemption date, a record holder of a warrant will have no further rights except to receive the redemption price for such holder’s warrant upon surrender of such warrant.

The redemption criteria for our warrants have been established at a price which is intended to provide warrant holders a reasonable premium to the initial exercise price and provide a sufficient differential between the then-prevailing share price and the warrant exercise price so that if the share price declines as a result of our redemption call, the redemption will not cause the share price to drop below the exercise price of the warrants.

If we call the warrants for redemption as described above, our management will have the option to require all holders that wish to exercise warrants to do so on a “cashless basis.” In such event, each holder would pay the exercise price by surrendering the warrants for that number of shares of common stock equal to the quotient obtained by dividing (x) the product of the number of shares of common stock underlying the warrants, multiplied by the difference between the exercise price of the warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” shall mean the average reported last sale price of the shares of common stock for the 5 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of warrants.

The warrants will be issued in registered form under a warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and us. The warrant agreement provides that the terms of the warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, but requires the approval, by written consent or vote, of the holders of at least 50% of the then outstanding warrants in order to make any change that adversely affects the interests of the registered holders.

The exercise price and number of shares of common stock issuable on exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, extraordinary dividend or our recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuances of shares of common stock at a price below their respective exercise prices.

The warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price, by certified or official bank check payable to us, for the number of warrants being exercised. The warrant holders do not have the rights or privileges of holders of shares of common stock and any voting rights until they exercise their warrants and receive shares of common stock. After the issuance of shares of common stock upon exercise of the warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by stockholders.

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Under the terms of the warrant agreement, we have agreed to use our best efforts to have declared effective a prospectus relating to the shares of common stock issuable upon exercise of the warrants and keep such prospectus current until the expiration of the warrants. However, we cannot assure you that we will be able to do so and, if we do not maintain a current prospectus relating to the shares of common stock issuable upon exercise of the warrants, holders will be unable to exercise their warrants for cash and we will not be required to net cash settle or cash settle the warrant exercise.

Warrant holders may elect to be subject to a restriction on the exercise of their warrants such that an electing warrant holder would not be able to exercise their warrants to the extent that, after giving effect to such exercise, such holder would beneficially own in excess of 9.8% of the shares of common stock outstanding.

No fractional shares will be issued upon exercise of the warrants. If, by reason of any adjustment made pursuant to the warrant agreement, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, we will, upon exercise, round up to the nearest whole number the number of shares of common stock to be issued to the warrant holder.

Private Placement Warrants

The private placement warrants (including the common stock issuable upon exercise of the private placement warrants) will not be transferable, assignable or salable until after the completion of our initial business combination (except, among other limited exceptions as described under “Principal Stockholders”) and they will not be redeemable by us and will be exercisable on a cashless basis so long as they are held by the initial holders or their permitted transferees. Otherwise, the private placement warrants have terms and provisions that are identical to those of the warrants being sold as part of the units in this offering. If the private placement warrants are held by holders other than the initial holders or their permitted transferees, the private placement warrants will be redeemable by us and exercisable by the holders on the same basis as the warrants included in the units being sold in this offering.

If holders of the private placement warrants elect to exercise them on a cashless basis, they would pay the exercise price by surrendering his, her or its warrants for that number of shares of common stock equal to the quotient obtained by dividing (x) the product of the number of shares of common stock underlying the warrants, multiplied by the difference between the exercise price of the warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” shall mean the average reported last sale price of the common stock for the 10 trading days ending on the third trading day prior to the date on which the notice of warrant exercise is sent to the warrant agent. The reason that we have agreed that these warrants will be exercisable on a cashless basis so long as they are held by our sponsor and permitted transferees is because it is not known at this time whether they will be affiliated with us following a business combination. If they remain affiliated with us, their ability to sell our securities in the open market will be significantly limited. We expect to have policies in place that prohibit insiders from selling our securities except during specific periods of time. Even during such periods of time when insiders will be permitted to sell our securities, an insider cannot trade in our securities if he or she is in possession of material non-public information. Accordingly, unlike public stockholders who could exercise their warrants and sell the shares of common stock received upon such exercise freely in the open market in order to recoup the cost of such exercise, the insiders could be significantly restricted from selling such securities. As a result, we believe that allowing the holders to exercise such warrants on a cashless basis is appropriate.

Dividends

We have not paid any cash dividends on our shares of common stock to date and do not intend to pay cash dividends prior to the completion of a business combination. The payment of cash dividends in the future will be dependent upon our revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of a business combination. The payment of any dividends subsequent to a business combination will be within the discretion of our then board of directors. It is the present intention of our board of directors to retain all earnings, if any, for use in our business operations and, accordingly, our board does not anticipate declaring any dividends in the foreseeable future.

Our Transfer Agent and Warrant Agent

The transfer agent for our securities and warrant agent for our warrants is Continental Stock Transfer & Trust Company, One State Street Plaza, New York, New York 10004.

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Listing of our Securities

We expect our units, common stock and warrants quoted on Nasdaq under the symbols “SAMAU,” “SAMA” and “SAMAW,” respectively. We anticipate that our units will be listed on Nasdaq on or promptly after the effective date of the registration statement. Following the date the shares of our common stock and warrants are eligible to trade separately, we anticipate that the shares of our common stock and warrants will be listed separately and as a unit on Nasdaq.

Certain Anti-Takeover Provisions of Delaware Law and our Amended and Restated Certificate of Incorporation and By-Laws

Staggered board of directors

Our amended and restated certificate of incorporation provides that our board of directors will be classified into two classes of directors of approximately equal size. As a result, in most circumstances, a person can gain control of our board only by successfully engaging in a proxy contest at two or more annual meetings. Furthermore, because our board is classified, directors may be removed only with cause by a majority of our outstanding shares.

Special meeting of stockholders

Our bylaws provide that special meetings of our stockholders may be called only by a majority vote of our board of directors, by our Chief Executive Officer or by our Chairman.

Advance notice requirements for stockholder proposals and director nominations

Our bylaws provide that stockholders seeking to bring business before our annual meeting of stockholders, or to nominate candidates for election as directors at our annual meeting of stockholders, must provide timely notice of their intent in writing. To be timely, a stockholder’s notice will need to be received by the company secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the open of business on the 120th day prior to the anniversary date of the immediately preceding annual meeting of stockholders. Pursuant to Rule 14a-8 of the Exchange Act, proposals seeking inclusion in our annual proxy statement must comply with the notice periods contained therein. Our bylaws also specify certain requirements as to the form and content of a stockholders’ meeting. These provisions may preclude our stockholders from bringing matters before our annual meeting of stockholders or from making nominations for directors at our annual meeting of stockholders.

Authorized but unissued shares

Our authorized but unissued common stock and preferred stock are available for future issuances without stockholder approval and could be utilized for a variety of corporate purposes, including future offerings to raise additional capital, acquisitions and employee benefit plans. The existence of authorized but unissued and unreserved common stock and preferred stock could render more difficult or discourage an attempt to obtain control of us by means of a proxy contest, tender offer, merger or otherwise.

Exclusive Forum Selection

Our amended and restated certificate of incorporation requires, to the fullest extent permitted by law, that derivative actions brought in our name, actions against directors, officers and employees for breach of fiduciary duty and other similar actions may be brought only in the Court of Chancery in the State of Delaware and, if brought outside of Delaware, the stockholder bringing the suit will be deemed to have consented to service of process on such stockholder’s counsel; provided that the exclusive forum provision will not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction; and provided further that, if and only if the Court of Chancery of the State of Delaware dismisses any such action for lack of subject matter jurisdiction, such action may be brought in another state or federal court sitting in the State of Delaware. Furthermore, our amended and restated certificate of incorporation will also provide that unless we consent in writing to the selection of an alternative forum, the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act. Although we believe this provision benefits our company by providing increased consistency in the application of Delaware law in the types of lawsuits to which it applies, the provision may have the effect of discouraging lawsuits against our directors and officers.

Section 203 of the Delaware General Corporation Law

We will be subject to the provisions of Section 203 of the Delaware General Corporation Law regulating corporate takeovers. This statute prevents certain Delaware corporations, under certain circumstances, from engaging in a “business combination” with:

•	a stockholder who owns 15% or more of our outstanding voting stock (otherwise known as an “interested stockholder”);

•	an affiliate of an interested stockholder; or

•	an associate of an interested stockholder, for three years following the date that the stockholder became an interested stockholder.

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A “business combination” includes a merger or sale of more than 10% of our assets. However, the above provisions of Section 203 do not apply if:

•	our board of directors approves the transaction that made the stockholder an “interested stockholder,” prior to the date of the transaction;

•	after the completion of the transaction that resulted in the stockholder becoming an interested stockholder, that stockholder owned at least 85% of our voting stock outstanding at the time the transaction commenced, other than statutorily excluded shares of common stock; or

•	on or subsequent to the date of the transaction, the business combination is approved by our board of directors and authorized at a meeting of our stockholders, and not by written consent, by an affirmative vote of at least two-thirds of the outstanding voting stock not owned by the interested stockholder.

Limitation on Liability and Indemnification of Directors and Officers

Our amended and restated certificate of incorporation provides that our directors and officers will be indemnified by us to the fullest extent authorized by Delaware law as it now exists or may in the future be amended. In addition, our amended and restated certificate of incorporation provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, unless they violated their duty of loyalty to us or our stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived an improper personal benefit from their actions as directors.

Our bylaws also will permit us to secure insurance on behalf of any officer, director or employee for any liability arising out of his or her actions, regardless of whether Delaware law would permit indemnification. We will purchase a policy of directors’ and officers’ liability insurance that insures our directors and officers against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify the directors and officers.

These provisions may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions. We believe that these provisions, the insurance and the indemnity agreements are necessary to attract and retain talented and experienced directors and officers.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

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SHARES ELIGIBLE FOR FUTURE SALE

Immediately after this offering, we will have 18,750,000 shares of common stock outstanding, or 21,562,500 shares if the over-allotment option is exercised in full. Of these shares, the 15,000,000 shares of common stock sold in this offering, or 17,250,000 shares of common stock if the over-allotment option is exercised in full, will be freely tradable without restriction or further registration under the Securities Act, except for any shares purchased by one of our affiliates within the meaning of Rule 144 under the Securities Act. All of the remaining shares are restricted securities under Rule 144, in that they were issued in private transactions not involving a public offering. All of those shares have been placed in escrow and will not be transferable until they are released except in limited circumstances described elsewhere in this prospectus.

Rule 144

A person who has beneficially owned restricted shares of common stock or warrants for at least six months would be entitled to sell their securities provided that (i) such person is not deemed to have been one of our affiliates at the time of, or at any time during the three months preceding, a sale and (ii) we are subject to the Exchange Act periodic reporting requirements for at least three months before the sale. Persons who have beneficially owned restricted shares of common stock for at least six months but who are our affiliates at the time of, or any time during the three months preceding, a sale, would be subject to additional restrictions, by which such person would be entitled to sell within any three-month period a number of shares that does not exceed the greater of either of the following:

•	1% of the number of shares of common stock then outstanding, which will equal 187,500 shares immediately after this offering (or 215,625 if the over-allotment option is exercised in full); and

•	the average weekly trading volume of the shares of common stock during the four calendar weeks preceding the filing of a notice on Form 144 with respect to the sale.

Sales under Rule 144 are also limited by manner of sale provisions and notice requirements and to the availability of current public information about us.

Restrictions on the Use of Rule 144 by Shell Companies or Former Shell Companies

Historically, the SEC staff had taken the position that Rule 144 is not available for the resale of securities initially issued by companies that are, or previously were, blank check companies, like us. The SEC has codified and expanded this position in the amendments discussed above by prohibiting the use of Rule 144 for resale of securities issued by any shell companies (other than business combination related shell companies) or any issuer that has been at any time previously a shell company. The SEC has provided an important exception to this prohibition, however, if the following conditions are met:

•	the issuer of the securities that was formerly a shell company has ceased to be a shell company;

•	the issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act;

•	the issuer of the securities has filed all Exchange Act reports and material required to be filed, as applicable, during the preceding 12 months (or such shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports; and

•	at least one year has elapsed from the time that the issuer filed current Form 10 type information with the SEC reflecting its status as an entity that is not a shell company.

As a result, it is likely that pursuant to Rule 144, our sponsor will be able to sell its founders’ shares freely without registration one year after we have completed our initial business combination assuming it is not an affiliate of ours at that time.

Registration Rights

The holders of our founders’ shares issued and outstanding on the date of this prospectus, as well as the holders of the private placement warrants (and the underlying shares of common stock) and any warrants our sponsor, officers, directors or their affiliates may be issued in payment of working capital loans made to us (and the underlying shares of common stock) will be entitled to registration rights pursuant to an agreement to be signed prior to or on the effective date of this offering. The holders of a majority of these securities are entitled to make up to three demands that we register such securities. The holders of the majority of the founders’ shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these shares of common stock are to be released from escrow. The holders of a majority of the private placement warrants or warrants issued to our sponsor, officers, directors or their affiliates in payment of working capital loans made to us (in each case, including the underlying securities) can elect to exercise these registration rights at any time after we consummate a business combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of a business combination. We will bear the expenses incurred in connection with the filing of any such registration statements.

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MATERIAL U.S. FEDERAL TAX CONSIDERATIONS

The following are the material U.S. federal income and estate tax considerations with respect to your ownership and disposition of our units or components thereof, which we refer to collectively as our securities, assuming you purchase the securities in this offering and will hold them as capital assets within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”).

This discussion does not address all of the U.S. federal income and estate tax considerations that may be relevant to you in light of your particular circumstances, and it does not describe all of the tax consequences that may be relevant to persons subject to special rules, such as:

•	certain financial institutions;

•	insurance companies;

•	brokers, dealers and traders in securities or foreign currencies;

•	traders that elect to use a mark-to-market method of accounting;

•	persons holding our securities as part of a hedge, straddle, conversion transaction or other integrated transaction;

•	former citizens or residents of the United States;

•	U.S. persons whose functional currency for U.S. federal income tax purposes is not the U.S. dollar;

•	partnerships or other pass-through entities for U.S. federal income tax purposes and any beneficial owners of such entities

•	S corporations;

•	regulated investment companies;

•	real estate investment trusts;

•	grantor trusts;

•	persons liable for the alternative minimum tax; and

•	tax-exempt organizations (including private foundations).

The following does not discuss any aspect of state, local or non-U.S. taxation. This discussion is based on provisions of the Code, Treasury regulations, judicial opinions, published positions of the IRS and all other applicable authorities as of the date hereof, all of which are subject to change, possibly with retroactive effect.

If an entity that is treated as a partnership for U.S. federal income tax purposes holds our securities, the tax treatment of a partner will generally depend on the status of the partner and the activities of the entity. If you are a partner in such an entity, you should consult your tax advisor.

WE URGE PROSPECTIVE INVESTORS TO CONSULT THEIR TAX ADVISORS REGARDING THE U.S. FEDERAL, STATE, LOCAL AND NON-U.S. INCOME, ESTATE AND OTHER TAX CONSIDERATIONS WITH RESPECT TO ACQUIRING, HOLDING AND DISPOSING OF OUR SECURITIES.

Each unit will be treated for U.S. federal income tax purposes as an investment unit consisting of one share of our common stock and one warrant to acquire one share of our common stock. In determining your basis for the common stock and one warrant composing a unit, you should allocate your purchase price for the unit between the components on the basis of their relative fair market values at the time of issuance.

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Personal Holding Company Status

We could be subject to United States federal income tax at rates in excess of those generally applicable to corporations on a portion of our income if we are determined to be a personal holding company, or PHC, for United States federal income tax purposes. A U.S. corporation will generally be classified as a PHC for United States federal income tax purposes in a given taxable year if (i) at any time during the last half of such taxable year, five or fewer individuals (without regard to their citizenship or residency and including as individuals for this purpose certain entities such as certain tax-exempt organizations, pension funds, and charitable trusts) own or are deemed to own (pursuant to certain constructive ownership rules) more than 50% of the stock of the corporation by value and (ii) at least 60% of the corporation’s adjusted ordinary gross income, as determined for United States federal income tax purposes, for such taxable year consists of PHC income (which includes, among other things, dividends, interest, certain royalties, annuities and, under certain circumstances, rents).

Depending on the date and size of our initial business combination, it is possible that at least 60% of our adjusted ordinary gross income may consist of PHC income as discussed above. In addition, depending on the concentration of our stock in the hands of individuals, including the members of our sponsor and certain tax-exempt organizations, pension funds, and charitable trusts, it is possible that more than 50% of our stock will be owned or deemed owned (pursuant to the constructive ownership rules) by such persons during the last half of a taxable year. Thus, no assurance can be given that we will not become a PHC following this offering or in the future. If we are or were to become a PHC in a given taxable year, we would be subject to an additional PHC tax, currently 20%, on our undistributed taxable income, subject to certain adjustments.

U.S. Holders

This section is addressed to U.S. holders of our securities. For purposes of this discussion, you are a “U.S. holder” if you are a beneficial owner of a security that is:

•	an individual citizen or resident of the United States for U.S. federal income tax purposes;

•	a corporation, or other entity taxable as a corporation, created or organized in, or under the laws of, the United States or any state thereof or the District of Columbia;

•	an estate or trust the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (B) it has in effect a valid election to be treated as a U.S. person.

Dividends and Distributions

As discussed under “Dividend Policy” above, we do not anticipate that any dividends will be paid in the foreseeable future. If we do make distributions on our common stock, such distributions generally will be treated as dividends for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits. Distributions in excess of our current or accumulated earnings and profits generally will first reduce your basis in the common stock (but not below zero) and then will be treated as gain realized on the sale or other disposition of the common stock (as described in the first paragraph under “— Sale or Other Disposition or Conversion of common stock” below).

The conversion feature of the common stock described under “Proposed Business — Effecting a Business Combination — Conversion Rights” may be viewed as a position with respect to substantially similar or related property which diminishes your risk of loss and thereby affects your ability to satisfy the holding period requirements for the dividends received deduction or the preferential tax rate on qualified dividend income with respect to the time period prior to the approval of an initial business combination.

Sale or Other Disposition or Conversion of Common Stock

Gain or loss you realize on the sale or other disposition of our common stock (other than conversion into cash but including a liquidation in the event we do not consummate a business combination within the required time) generally will be capital gain or loss. The amount of your gain or loss will be equal to the difference between your tax basis in the common stock disposed of and the amount realized on the disposition. The deductibility of capital losses is subject to limitations. Any capital gain or loss you realize on a sale or other disposition of our common stock will generally be long-term capital gain or loss if your holding period for the common stock is more than one year. However, the conversion feature of the common stock described under “Proposed Business — Effecting a Business Combination — Conversion Rights” could affect your ability to satisfy the holding period requirements for the long-term capital gain tax rate with respect to the time period prior to the approval of an initial business combination.

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If you convert your common stock into a right to receive cash as described in “Proposed Business — Effecting a Business Combination — Conversion Rights,” the conversion generally will be treated as a sale of common stock described in the preceding paragraph (rather than as a dividend or distribution). The conversion will, however, be treated as a dividend or distribution and taxed as described in “— Dividends and Distributions” above if your percentage ownership in us (including shares that you are deemed to own under certain attribution rules, such as the shares into which the warrants are exercisable) after the conversion is not meaningfully reduced from what your percentage ownership was prior to the conversion. If you have a relatively minimal stock interest and, taking into account the effect of conversion by other stockholders, your percentage ownership in us is reduced as a result of the conversion, you may be regarded as having suffered a meaningful reduction in interest. For example, the IRS has ruled that any reduction in the stockholder’s proportionate interest will constitute a “meaningful reduction” in a transaction in which a holder held less than 1% of the shares of a corporation and did not have management control over the corporation. You should consult your own tax advisor as to whether conversion of your common stock will be treated as a sale or as a dividend under the Code and, if you actually or constructively own 5% (or, if our stock is not then publicly traded, 1%) or more of our common stock before conversion, whether you are subject to special reporting requirements with respect to such conversion.

Sale or Other Disposition, Exercise or Expiration of Warrants

Upon the sale or other disposition of a warrant (other than by exercise), you will generally recognize capital gain or loss equal to the difference between the amount realized on the sale or other disposition and your tax basis in the warrant. This capital gain or loss will be long-term capital gain or loss if, at the time of the sale or other disposition, the warrant has been held by you for more than one year. The deductibility of capital losses is subject to limitations.

In general, you will not be required to recognize income, gain or loss upon exercise of a warrant for its exercise price. Your basis in a share of common stock received upon exercise will be equal to the sum of (1) your basis in the warrant and (2) the exercise price of the warrant. Your holding period in the shares received upon exercise will commence on the day after you exercise the warrants. Although there is no direct legal authority as to the U.S. federal income tax treatment of an exercise of a warrant on a cashless basis, we intend to take the position that such exercise will not be taxable, either because the exercise is not a gain realization event or because it qualifies as a tax-free recapitalization. In the former case, the holding period of the common stock should commence on the day after the warrant is exercised. In the latter case, the holding period of the common stock would include the holding period of the exercised warrants. However, our position is not binding on the IRS and the IRS may treat a cashless exercise of a warrant as a taxable exchange. You are urged to consult your own tax advisor as to the consequences of an exercise of a warrant on a cashless basis.

If a warrant expires without being exercised, you will recognize a capital loss in an amount equal to your basis in the warrant. Such loss will be long-term capital loss if, at the time of the expiration, the warrant has been held by you for more than one year. The deductibility of capital losses is subject to limitations.

Constructive Dividends on Warrants

As discussed under “Dividend Policy” above, we do not anticipate that any dividends will be paid in the foreseeable future. If at any time during the period you hold warrants, however, we were to pay a taxable dividend to our stockholders and, in accordance with the anti-dilution provisions of the warrants, the conversion rate of the warrants were increased, that increase would be deemed to be the payment of a taxable dividend to you to the extent of our earnings and profits, notwithstanding the fact that you will not receive a cash payment. If the conversion rate is adjusted in certain other circumstances (or in certain circumstances, there is a failure to make adjustments), such adjustments may also result in the deemed payment of a taxable dividend to you. You should consult your tax advisor regarding the proper treatment of any adjustments to the warrants.

Unearned Income Medicare Tax

A 3.8% Medicare contribution tax will generally apply to all or some portion of the net investment income of a U.S. holder that is an individual with adjusted gross income that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax will also apply to all or some portion of the undistributed net investment income of certain U.S. holders that are estates and trusts. For these purposes, dividends and gains from the taxable dispositions of the common stock and warrants will generally be taken into account in computing such a U.S. holder’s net investment income.

Information Reporting and Backup Withholding

Information returns may be filed with the IRS with respect to dividends or other distributions we may pay to you and proceeds from the sale of your shares of common stock or warrants. You will be subject to backup withholding on these payments if you fail to provide your taxpayer identification number to the paying agent and comply with certain certification procedures or otherwise establish an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld with respect to your shares of common stock or warrants under the backup withholding rules will be refunded to you or credited against your United States federal income tax liability, if any, by the IRS provided that certain required information is furnished to the IRS in a timely manner.

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Non-U.S. Holders

This section is addressed to non-U.S. holders of the securities. For purposes of this discussion, a “non-U.S. holder” is a beneficial owner of a security (other than an entity treated as a partnership for U.S. federal income tax purposes) that is not a U.S. holder.

Dividends and Distributions

As discussed under “Dividend Policy” above, we do not anticipate that any dividends will be paid in the foreseeable future. If, however, we were to pay taxable dividends to you with respect to your shares of common stock (including any deemed distributions treated as a dividend on the warrants, as described in “— Constructive Dividends on Warrants” below), those dividends would generally be subject to United States withholding tax at a rate of 30% of the gross amount, unless you are eligible for a reduced rate of or exemption from withholding tax under an applicable income tax treaty and you provide properly executed certification of your eligibility for such reduced rate or exemption (usually on an IRS Form W-8BEN or Form W-8BEN-E). Such form must be provided prior to the payment of dividends and must be updated periodically. If a Non-U.S. Holder holds our securities through a financial institution or other agent acting on the holder’s behalf, the holder will be required to provide appropriate documentation to such agent. The holder’s agent may then be required to provide certification to the applicable withholding agent, either directly or through other intermediaries. If you are eligible for a reduced rate of or exemption from U.S. withholding tax under an income tax treaty, you should consult with your own tax advisor to determine if you are able to obtain a refund or credit of any excess amounts withheld by timely filing an appropriate claim for a refund with the IRS. In the case of any constructive dividend, it is possible that this tax would be withheld from any amount owed to a Non-U.S. Holder by the applicable withholding agent, including cash distributions on other property or sale proceeds from warrants or other property subsequently paid or credited to such holder. A distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits as determined under the Code. Any distribution not constituting a dividend generally will be treated first as reducing your basis in your shares of common stock and, to the extent it exceeds your basis, as gain from the disposition of your shares of common stock treated as described under “Sale or Other Disposition of common stock or Warrants” below. The full amount of any distributions to you may, however, be subject to United States withholding tax unless the applicable withholding agent elects to withhold a lesser amount based on a reasonable estimate of the amount of the distribution that would be treated as a dividend. In addition, if we determine that we are likely to be classified as a “United States real property holding corporation” (see “Sale or Other Disposition of common stock or Warrants” below), we will withhold at least 15% of any distribution that exceeds our current and accumulated earnings and profits as provided by the Code.

Dividends we pay to you that are effectively connected with your conduct of a trade or business within the United States (and, if certain income tax treaties apply, are attributable to a United States permanent establishment maintained by you) generally will not be subject to United States withholding tax if you comply with applicable certification and disclosure requirements (usually by providing an IRS Form W-8ECI). Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to United States persons. If you are a corporation, effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate or exemption as may be specified by an applicable income tax treaty).

Exercise of Warrants

You generally will not be subject to U.S. federal income tax on the exercise of the warrants into shares of common stock. However, if a cashless exercise of warrants results in a taxable exchange, as described in “— U.S. Holders — Sale or Other Disposition, Exercise or Expiration of Warrants,” the rules described below under “Sale or Other Disposition of common stock or Warrants” would apply.

Sale or Other Disposition of Common Stock or Warrants

You generally will not be subject to United States federal income tax on any gain realized upon the sale, exchange or other disposition of our common stock (which would include a dissolution and liquidation if we do not consummate an initial business combination within the required timeframe) or warrants (including an expiration or redemption of our warrants), unless:

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•	the gain is effectively connected with your conduct of a trade or business within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment you maintain);

•	you are an individual, you hold your shares of common stock or warrants as capital assets, you are present in the United States for 183 days or more in the taxable year of disposition and you meet other conditions, and you are not eligible for relief under an applicable income tax treaty; or

•	we are or have been a “United States real property holding corporation” for United States federal income tax purposes and, in the case where the shares of our common stock are regularly traded on an established securities market, you hold or have held, directly or indirectly, at any time within the shorter of the five-year period preceding disposition or your holding period for your shares of common stock or warrants, more than 5% of our common stock. Special rules may apply to the determination of the 5% threshold in the case of a holder of a warrant. You are urged to consult your own tax advisors regarding the effect of holding the warrants on the calculation of such 5% threshold. We will be classified as a United States real property holding corporation if the fair market value of our “United States real property interests” equals or exceeds 50% of the sum of (1) the fair market value of our United States real property interests, (2) the fair market value of our non-United States real property interests and (3) the fair market value of any other of our assets which are used or held for use in our trade or business. Although we currently are not a United States real property holding corporation, we cannot determine whether we will be a United States real property holding corporation in the future until we consummate an initial business combination.

Gain that is effectively connected with your conduct of a trade or business within the United States generally will be subject to United States federal income tax, net of certain deductions, at the same rates applicable to United States persons. If you are a corporation, the branch profits tax also may apply to such effectively connected gain. If the gain from the sale or disposition of your shares of common stock or warrants is effectively connected with your conduct of a trade or business in the United States but under an applicable income tax treaty is not attributable to a permanent establishment you maintain in the United States, your gain may be exempt from United States tax under the treaty. If you are described in the second bullet point above, you generally will be subject to United States federal income tax at a rate of 30% on the gain realized, although the gain may be offset by some United States source capital losses realized during the same taxable year. If you are described in the third bullet point above, gain recognized by you on the sale, exchange or other disposition of shares of common stock or warrants will be subject to U.S. federal income tax on a net income basis at normal graduated U.S. federal income tax rates. In addition, a buyer of your shares of common stock or warrants may be required to withhold United States income tax at a rate of 15% of the amount realized upon such disposition.

If you convert your common stock into a right to receive cash as described in “Proposed Business — Effecting a Business Combination — Conversion Rights,” the conversion generally will be treated as a sale of common stock rather than as a dividend or distribution. The conversion will, however, be treated as a dividend or distribution and taxed as described in “Dividends and Distributions” if your percentage ownership in us (including shares that you are deemed to own under certain attribution rules, such as the shares into which the warrants are exercisable) after the conversion is not meaningfully reduced from what your percentage ownership was prior to the conversion. See the discussion in “— U.S. Holders — Sale or Other Disposition or Conversion of common stock.” You should consult your own tax advisor as to whether conversion of your common stock will be treated as a sale or as a dividend under the Code.

Constructive Dividends on Warrants

As discussed under “Dividend Policy” above, we do not anticipate that any dividends will be paid in the foreseeable future. If at any time during the period you hold warrants, however, we were to pay a taxable dividend to our stockholders and, in accordance with the anti-dilution provisions of the warrants, the conversion rate of the warrants were increased, that increase would be deemed to be the payment of a taxable dividend to you to the extent of our earnings and profits, notwithstanding the fact that you will not receive a cash payment. If the conversion rate is adjusted in certain other circumstances (or in certain circumstances, there is a failure to make adjustments), such adjustments may also result in the deemed payment of a taxable dividend to you. Any resulting withholding tax attributable to deemed dividends would be collected from other amounts payable or distributable to you. You should consult your tax advisor regarding the proper treatment of any adjustments to the warrants.

Information Reporting and Backup Withholding

We must report annually to the IRS the amount of dividends or other distributions we may pay to you on your shares of common stock and the amount of tax we withhold on any such distributions regardless of whether withholding is required. The IRS may make copies of the information returns reporting those dividends and amounts withheld available to the tax authorities in the country in which you reside pursuant to the provisions of an applicable income tax treaty or exchange of information treaty.

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The United States imposes backup withholding on dividends and certain other types of payments to United States persons. You will not be subject to backup withholding on dividends you receive on your shares of common stock if you provide proper certification (usually on an IRS Form W-8BEN or Form W-8BEN-E) of your status as a non-United States person or you are a corporation or one of several types of entities and organizations that qualify for exemption (an “exempt recipient”).

Information reporting and backup withholding generally are not required with respect to the amount of any proceeds from the sale of your shares of common stock or warrants outside the United States through a foreign office of a foreign broker that does not have certain specified connections to the United States. However, if you sell your shares of common stock or warrants through a United States broker or the United States office of a foreign broker, the broker will be required to report to the IRS the amount of proceeds paid to you unless you provide appropriate certification (usually on an IRS Form W-8BEN or Form W-8BEN-E) to the broker of your status as a non-United States person or you are an exempt recipient. Information reporting also would apply if you sell your shares of common stock or warrants through a foreign broker deriving more than a specified percentage of its income from United States sources or having certain other connections to the United States.

Backup withholding is not an additional tax. Any amounts withheld with respect to your shares of common stock or warrants under the backup withholding rules will be refunded to you or credited against your United States federal income tax liability, if any, by the IRS provided that certain required information is furnished to the IRS in a timely manner.

Estate Tax

Common stock owned or treated as owned by an individual who is not a citizen or resident (as defined for United States federal estate tax purposes) of the United States at the time of his or her death, or by an entity the property of which is potentially includible in such an individual’s gross estate, will be included in the individual’s gross estate for United States federal estate tax purposes and therefore may be subject to United States federal estate tax unless an applicable estate tax treaty provides otherwise. The foregoing may also apply to warrants.

FATCA

Sections 1471 through 1474 of the Code, Treasury regulations promulgated thereunder and applicable administrative guidance (collectively, “FATCA”) impose a 30% U.S. federal withholding tax on payments of dividends on, and after December 31, 2018, gross proceeds from the sale or other disposition of our securities made to (i) a “foreign financial institution,” as defined under such rules, unless such institution enters into an agreement with the Department of Treasury to, among other things, collect and provide to it substantial information regarding such institution’s United States financial account holders, including certain account holders that are foreign entities with United States owners or, in the case of a foreign financial institution in a jurisdiction that has entered into an intergovernmental agreement with the United States, such institution complies with the requirements of such agreement and (ii) a “non-financial foreign entity,” as defined under such rules, unless such entity provides the paying agent with a certification that it does not have any substantial United States owners or a certification identifying the direct and indirect substantial United States owners of the entity, unless in each case, an exemption applies.

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UNDERWRITING

We are offering the units described in this prospectus through the underwriters named below. EarlyBirdCapital, Inc. is acting as representative of the underwriters. We have entered into an underwriting agreement with the representative. Subject to the terms and conditions of the underwriting agreement, the underwriters have agreed to purchase, and we have agreed to sell to the underwriters, the number of units listed next to each of its name in the following table:

Underwriter	Number of Units
EarlyBirdCapital, Inc.
BTIG, LLC
Total	15,000,000

The underwriting agreement provides that the underwriters must buy all of the units if they buy any of them. However, the underwriters are not required to purchase the units covered by the option to purchase additional units as described below.

Our units are offered subject to a number of conditions, including:

•	receipt and acceptance of our units by the underwriters; and

•	the underwriters’ right to reject orders in whole or in part.

In connection with this offering, the underwriters or securities dealers may distribute prospectuses electronically.

Option To Purchase Additional Units

We have granted the underwriters an option to buy up to an aggregate of 2,250,000 additional units. The underwriters have 45 days from the date of this prospectus to exercise this option. If the underwriters exercise this option, they will purchase additional units approximately in proportion to the amounts specified in the table above.

Underwriting Discount

Units sold by the underwriters to the public will initially be offered at the initial offering price set forth on the cover of this prospectus. All investors in this offering will pay the same price and receive the same terms. Any units sold by the underwriters to securities dealers may be sold at a discount of up to $ per unit from the initial public offering price and the dealers may re-allow a concession not in excess of $ per unit to other dealers. Sales of units made outside of the United States may be made by affiliates of the underwriters. Upon execution of the underwriting agreement, the underwriters will be obligated to purchase the units at the prices and upon the terms stated therein, and, as a result, will thereafter bear any risk associated with changing the offering price to the public or other selling terms.

The following table shows the per unit and total underwriting discount we will pay to the underwriters assuming both no exercise and full exercise of the underwriters’ option to purchase up to 2,250,000 additional units.

	No Exercise	Full Exercise
Per Unit	$0.20	$0.20
Total	$3,000,000	$3,450,000

We estimate that the total expenses of the offering payable by us, not including the underwriting discount, will be approximately $650,000. We have agreed to pay for the FINRA-related fees and expenses of the underwriters’ legal counsel, not to exceed $15,000, and for the expenses of investigations and background checks, not to exceed $17,500 in the aggregate.

Lock-up Arrangements

Except with respect to permitted transferees as described herein under “Principal Stockholders,” our initial stockholders have agreed not to transfer, assign, sell or release from escrow the founders’ shares until one year after the date of the consummation of our initial business combination or earlier if, subsequent to our business combination, (A) the last sales price of our common stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period, or (B) the date following the completion of our initial business combination on which we complete a liquidation, merger, stock exchange or other similar transaction that results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property.

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Additionally, the holders of the private placement warrants have agreed that they will not transfer, assign or sell the private placement warrants and underlying common stock until after the completion of our initial business combination (except with respect to permitted transferees as described herein under “Principal Stockholders”).

Indemnification

We have agreed to indemnify the underwriter against certain liabilities, including certain liabilities under the Securities Act. If we are unable to provide this indemnification, we have agreed to contribute to payments the underwriter may be required to make in respect of those liabilities.

NASDAQ Listing

We have applied to have our units listed on the Nasdaq Capital Market under the symbol “SAMAU” and, once the common stock and warrants begin separate trading, to be listed on the Nasdaq Capital Market under the symbols “SAMA” and “SAMAW,” respectively.

Business Combination Marketing Agreement

We have engaged EarlyBirdCapital as an advisor in connection with our business combination to assist us in holding meetings with our shareholders to discuss the potential business combination and the target business’s attributes, introduce us to potential investors that are interested in purchasing our securities in connection with the potential business combination, assist us in obtaining shareholder approval for the business combination and assist us with our press releases and public filings in connection with the business combination. We will pay EarlyBirdCapital a cash fee for such services upon the consummation of our initial business combination in an amount equal to 3.5% of the gross proceeds of this offering (exclusive of any applicable finders’ fees which might become payable); provided that we have the right to allocate up to 35% of the fee to any of the underwriters in the offering or other FINRA member firms we retain to assist us in connection with our initial business combination.

Price Stabilization, Short Positions

In connection with this offering, the underwriters may engage in activities that stabilize, maintain or otherwise affect the price of units during and after this offering, including:

•	stabilizing transactions;

•	short sales;

•	purchases to cover positions created by short sales;

•	imposition of penalty bids; and

•	syndicate covering transactions.

Stabilizing transactions consist of bids or purchases made for the purpose of preventing or retarding a decline in the market price of our units while this offering is in progress. Stabilization transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum. These transactions may also include making short sales of our units, which involve the sale by the underwriters of a greater number of units than they are required to purchase in this offering and purchasing units on the open market to cover short positions created by short sales. Short sales may be “covered short sales,” which are short positions in an amount not greater than the underwriters’ option to purchase additional units referred to above, or may be “naked short sales,” which are short positions in excess of that amount.

The underwriters may close out any covered short position by either exercising their option, in whole or in part, or by purchasing units in the open market. In making this determination, the underwriters will consider, among other things, the price of units available for purchase in the open market as compared to the price at which they may purchase units through the over-allotment option.

Naked short sales are short sales made in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing units in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the units in the open market that could adversely affect investors who purchased in this offering.

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The underwriters also may impose a penalty bid. This occurs when a particular underwriter repays to the representative of the underwriters a portion of the underwriting discount received by it because the representative has repurchased units sold by or for the account of that underwriter in stabilizing or short covering transactions.

These stabilizing transactions, short sales, purchases to cover positions created by short sales, the imposition of penalty bids and syndicate covering transactions may have the effect of raising or maintaining the market price of our units or preventing or retarding a decline in the market price of our units. As a result of these activities, the price of our units may be higher than the price that otherwise might exist in the open market. The underwriters may carry out these transactions on the Nasdaq, in the over-the-counter market or otherwise. Neither we nor the underwriters make any representation or prediction as to the effect that the transactions described above may have on the price of the units. Neither we, nor the underwriters, make any representation that the underwriter will engage in these stabilization transactions or that any transaction, once commenced, will not be discontinued without notice.

Determination of Offering Price

Prior to this offering, there was no public market for our units. The initial public offering price will be determined by negotiation between us and the representative of the underwriters. The principal factors to be considered in determining the initial public offering price include:

•	the information set forth in this prospectus and otherwise available to the representative;

•	our history and prospects and the history and prospects for the industry in which we compete;

•	our past and present financial performance;

•	our prospects for future earnings and the present state of our development;

•	the general condition of the securities market at the time of this offering;

•	the recent market prices of, and demand for, publicly traded units of generally comparable companies; and

•	other factors deemed relevant by the underwriters and us.

The estimated public offering price range set forth on the cover page of this preliminary prospectus is subject to change as a result of market conditions and other factors. Neither we nor the underwriters can assure investors that an active trading market will develop for our units, warrants or common stock or that the units will trade in the public market at or above the initial public offering price.

Affiliations

EarlyBirdCapital, Inc. and its affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. EarlyBirdCapital, Inc. and its affiliates may from time to time in the future engage with us and perform services for us or in the ordinary course of their business for which they will receive customary fees and expenses. In the ordinary course of their various business activities, the underwriters and their respective affiliates may also make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers, and such investment and securities activities may involve securities and/or instruments of us. The underwriters and its affiliates may also make investment recommendations and/or publish or express independent research views in respect of these securities or instruments and may at any time hold, or recommend to clients that they acquire, long and/or short positions in these securities and instruments.

Additional Future Arrangements

Except as described above under the caption “Business Combination Marketing Agreement,” we are not under any contractual obligation to engage any of the underwriters to provide any services for us after this offering, and have no present intent to do so. However, the underwriters may introduce us to potential target businesses or assist us in raising additional capital in the future. If any of the underwriters provide services to us after this offering, we may pay such underwriter fair and reasonable fees that would be determined at that time in an arm’s length negotiation; provided that no agreement will be entered into with any underwriter and no fees for such services will be paid to any underwriter prior to the date that is 90 days from the date of this prospectus, unless FINRA determines that such payment would not be deemed underwriter’s compensation in connection with this offering.

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Electronic Distribution

A prospectus in electronic format may be made available on Internet sites or through other online services maintained by the underwriters participating in this offering, or by their affiliates. In those cases, prospective investors may view offering terms online and, depending upon the particular underwriter, prospective investors may be allowed to place orders online. The underwriters may agree with us to allocate a specific number of units for sale to online brokerage account holders. Any such allocation for online distributions will be made by the underwriters on the same basis as other allocations. Other than the prospectus in electronic format, the information on any underwriter’s website and any information contained in any other website maintained by an underwriter is not part of the prospectus or the registration statement of which this prospectus forms a part, has not been approved and/or endorsed by us or any underwriter in its capacity as underwriter and should not be relied upon by investors.

Selling Restrictions

Canada

Resale Restrictions

We intend to distribute our securities in the Province of Ontario, Canada (the “Canadian Offering Jurisdiction”) by way of a private placement and exempt from the requirement that we prepare and file a prospectus with the securities regulatory authorities in such Canadian Offering Jurisdiction. Any resale of our securities in Canada must be made under applicable securities laws that will vary depending on the relevant jurisdiction, and which may require resales to be made under available statutory exemptions or under a discretionary exemption granted by the applicable Canadian securities regulatory authority. Canadian resale restrictions in some circumstances may apply to resales of interests made outside of Canada. Canadian purchasers are advised to seek legal advice prior to any resale of our securities. We may never be a “reporting issuer,” as such term is defined under applicable Canadian securities legislation, in any province or territory of Canada in which our securities will be offered and there currently is no public market for any of the securities in Canada, and one may never develop. Canadian investors are advised that we have no intention to file a prospectus or similar document with any securities regulatory authority in Canada qualifying the resale of the securities to the public in any province or territory in Canada.

Representations of Purchasers

A Canadian purchaser will be required to represent to us and the dealer from whom the purchase confirmation is received that:

•	the purchaser is entitled under applicable provincial securities laws to purchase our securities without the benefit of a prospectus qualified under those securities laws;

•	where required by law, that the purchaser is purchasing as principal and not as agent;

•	the purchaser has reviewed the text above under Resale Restrictions; and

•	the purchaser acknowledges and consents to the provision of specified information concerning its purchase of our securities to the regulatory authority that by law is entitled to collect the information.

Rights of Action — Ontario Purchasers Only

Under Ontario securities legislation, certain purchasers who purchase a security offered by this prospectus during the period of distribution will have a statutory right of action for damages, or while still the owner of our securities, for rescission against us in the event that this prospectus contains a misrepresentation without regard to whether the purchaser relied on the misrepresentation. The right of action for damages is exercisable not later than the earlier of 180 days from the date the purchaser first had knowledge of the facts giving rise to the cause of action and three years from the date on which payment is made for our securities. The right of action for rescission is exercisable not later than 180 days from the date on which payment is made for our securities. If a purchaser elects to exercise the right of action for rescission, the purchaser will have no right of action for damages against us. In no case will the amount recoverable in any action exceed the price at which our securities were offered to the purchaser and if the purchaser is shown to have purchased the securities with knowledge of the misrepresentation, we will have no liability. In the case of an action for damages, we will not be liable for all or any portion of the damages that are proven to not represent the depreciation in value of our securities as a result of the misrepresentation relied upon. These rights are in addition to, and without derogation from, any other rights or remedies available at law to an Ontario purchaser. The foregoing is a summary of the rights available to an Ontario purchaser. Ontario purchasers should refer to the complete text of the relevant statutory provisions.

94

Enforcement of Legal Rights

All of our directors and officers as well as the experts named herein are located outside of Canada and, as a result, it may not be possible for Canadian purchasers to effect service of process within Canada upon us or those persons. All of our assets and the assets of those persons are located outside of Canada and, as a result, it may not be possible to satisfy a judgment against us or those persons in Canada or to enforce a judgment obtained in Canadian courts against us or those persons outside of Canada.

Collection of Personal Information

If a Canadian purchaser is resident in or otherwise subject to the securities laws of the Province of Ontario, the Purchaser authorizes the indirect collection of personal information pertaining to the Canadian purchaser by the Ontario Securities Commission (the “OSC”) and each Canadian purchaser will be required to acknowledge and agree that the Canadian purchaser has been notified by us (i) of the delivery to the OSC of personal information pertaining to the Canadian purchaser, including, without limitation, the full name, residential address and telephone number of the Canadian purchaser, the number and type of securities purchased and the total purchase price paid in respect of the securities, (ii) that this information is being collected indirectly by the OSC under the authority granted to it in securities legislation, (iii) that this information is being collected for the purposes of the administration and enforcement of the securities legislation of Ontario, and (iv) that the title, business address and business telephone number of the public official in Ontario who can answer questions about the OSC’s indirect collection of the information is the Administrative Assistant to the Director of Corporate Finance, the Ontario Securities Commission, Suite 1903, Box 5520, Queen Street West, Toronto, Ontario, M5H 3S8, Telephone: (416) 593-8086, Facsimile: (416) 593-8252.

Notice to Prospective Investors in Australia

No placement document, prospectus, product disclosure statement or other disclosure document has been lodged with the Australian Securities and Investments Commission (“ASIC”), in relation to the offering. This prospectus does not constitute a prospectus, product disclosure statement or other disclosure document under the Corporations Act 2001 (the “Corporations Act”), and does not purport to include the information required for a prospectus, product disclosure statement or other disclosure document under the Corporations Act.

Any offer in Australia of the shares may only be made to persons (the “Exempt Investors”) who are “sophisticated investors” (within the meaning of section 708(8) of the Corporations Act), “professional investors” (within the meaning of section 708(11) of the Corporations Act) or otherwise pursuant to one or more exemptions contained in section 708 of the Corporations Act so that it is lawful to offer the shares without disclosure to investors under Chapter 6D of the Corporations Act.

The shares applied for by Exempt Investors in Australia must not be offered for sale in Australia in the period of 12 months after the date of allotment under the offering, except in circumstances where disclosure to investors under Chapter 6D of the Corporations Act would not be required pursuant to an exemption under section 708 of the Corporations Act or otherwise or where the offer is pursuant to a disclosure document which complies with Chapter 6D of the Corporations Act. Any person acquiring shares must observe such Australian on-sale restrictions.

This prospectus contains general information only and does not take account of the investment objectives, financial situation or particular needs of any particular person. It does not contain any securities recommendations or financial product advice. Before making an investment decision, investors need to consider whether the information in this prospectus is appropriate to their needs, objectives and circumstances, and, if necessary, seek expert advice on those matters.

Notice to Prospective Investors in the Dubai International Financial Centre

This prospectus relates to an Exempt Offer in accordance with the Offered Securities Rules of the Dubai Financial Services Authority (“DFSA”). This prospectus is intended for distribution only to persons of a type specified in the Offered Securities Rules of the DFSA. It must not be delivered to, or relied on by, any other person. The DFSA has no responsibility for reviewing or verifying any documents in connection with Exempt Offers. The DFSA has not approved this prospectus nor taken steps to verify the information set forth herein and has no responsibility for the prospectus. The shares to which this prospectus relates may be illiquid and/or subject to restrictions on their resale. Prospective purchasers of the shares offered should conduct their own due diligence on the shares. If you do not understand the contents of this prospectus you should consult an authorized financial advisor.

95

Notice to Prospective Investors in the European Economic Area

In relation to each member state of the European Economic Area that has implemented the Prospectus Directive (each, a “relevant member state”), with effect from and including the date on which the Prospectus Directive is implemented in that relevant member state (the “relevant implementation date”), an offer of units described in this prospectus may not be made to the public in that relevant member state prior to the publication of a prospectus in relation to the units that has been approved by the competent authority in that relevant member state or, where appropriate, approved in another relevant member state and notified to the competent authority in that relevant member state, all in accordance with the Prospectus Directive, except that, with effect from and including the relevant implementation date, an offer of our units may be made to the public in that relevant member state at any time:

•	to any legal entity which is a qualified investor as defined in the Prospectus Directive;

•	to fewer than 100, or, if the relevant member state has implemented the relevant provisions of the 2010 PD Amending Directive, 150, natural or legal persons (other than qualified investors as defined in the Prospectus Directive), as permitted under the Prospectus Directive, subject to obtaining the prior consent of the relevant Dealer or Dealers nominated by the issuer for any such offer; or natural or legal persons (other than qualified investors as defined below) subject to obtaining the prior consent of the underwriter for any such offer; or

•	in any other circumstances that do not require the publication by us of a prospectus pursuant to Article 3 of the Prospectus Directive.

Each purchaser of units described in this prospectus located within a relevant member state will be deemed to have represented, acknowledged and agreed that it is a “qualified investor” within the meaning of Article 2(1)(e) of the Prospectus Directive.

For the purpose of this provision, the expression an “offer to the public” in any relevant member state means the communication in any form and by any means of sufficient information on the terms of the offer and the units to be offered so as to enable an investor to decide to purchase or subscribe for the units, as the expression may be varied in that member state by any measure implementing the Prospectus Directive in that member state, and the expression “Prospectus Directive” means Directive 2003/71/EC (and amendments thereto, including the PD 2010 Amending Directive to the extent implemented by the relevant member state) and includes any relevant implementing measure in each relevant member state, and the expression 2010 PD Amending Directive means Directive 2010/73/EU. We have not authorized and do not authorize the making of any offer of units through any financial intermediary on their behalf, other than offers made by the underwriters with a view to the final placement of the units as contemplated in this prospectus. Accordingly, no purchaser of the units, other than the underwriters, is authorized to make any further offer of the units on behalf of us or the underwriters.

Notice to Prospective Investors in Switzerland

The shares may not be publicly offered in Switzerland and will not be listed on the SIX Swiss Exchange (“SIX”) or on any other stock exchange or regulated trading facility in Switzerland. This document has been prepared without regard to the disclosure standards for issuance prospectuses under art. 652a or art. 1156 of the Swiss Code of Obligations or the disclosure standards for listing prospectuses under art. 27 ff. of the SIX Listing Rules or the listing rules of any other stock exchange or regulated trading facility in Switzerland. Neither this document nor any other offering or marketing material relating to the shares or the offering may be publicly distributed or otherwise made publicly available in Switzerland.

Neither this document nor any other offering or marketing material relating to the offering, the Company, or the shares have been or will be filed with or approved by any Swiss regulatory authority. In particular, this document will not be filed with, and the offer of shares will not be supervised by, the Swiss Financial Market Supervisory Authority FINMA (FINMA), and the offer of shares has not been and will not be authorized under the Swiss Federal Act on Collective Investment Schemes (“CISA”). The investor protection afforded to acquirers of interests in collective investment schemes under the CISA does not extend to acquirers of shares.

96

Notice to Prospective Investors in the United Kingdom

This prospectus is only being distributed to, and is only directed at, persons in the United Kingdom that are qualified investors within the meaning of Article 2(1)(e) of the Prospectus Directive that are also (i) investment professionals falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”) or (ii) high net worth entities, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order (all such persons together being referred to as a “relevant person”). The units are only available to, and any invitation, offer or agreement to purchase or otherwise acquire such units will be engaged in only with, relevant persons. This prospectus and its contents are confidential and should not be distributed, published or reproduced (in whole or in part) or disclosed by recipients to any other persons in the United Kingdom. Any person in the United Kingdom that is not a relevant person should not act or rely on this document or any of its contents.

Notice to Prospective Investors in France

Neither this prospectus nor any other offering material relating to the units described in this prospectus has been submitted to the clearance procedures of the Autorité des Marchés Financiers or by the competent authority of another member state of the European Economic Area and notified to the Autorité des Marchés Financiers. The units have not been offered or sold and will not be offered or sold, directly or indirectly, to the public in France. Neither this prospectus nor any other offering material relating to the units has been or will be:

•	released, issued, distributed or caused to be released, issued or distributed to the public in France; or

•	used in connection with any offer for subscription or sale of the units to the public in France.

Such offers, sales and distributions will be made in France only:

•	to qualified investors (investisseurs qualifiés) and/or to a restricted circle of investors (cercle restreint d’investisseurs), in each case investing for their own account, all as defined in, and in accordance with, Article L.411-2, D.411-1, D.411-2, D.734-1, D.744-1, D.754-1 and D.764-1 of the French Code monétaire et financier;

•	to investment services providers authorized to engage in portfolio management on behalf of third parties; or

•	in a transaction that, in accordance with article L.411-2-II-1°-or-2°-or 3° of the French Code monétaire et financier and article 211-2 of the General Regulations (Règlement Général) of the Autorité des Marchés Financiers, does not constitute a public offer (appel public à l’épargne).

The units may be resold directly or indirectly, only in compliance with Articles L.411-1, L.411-2, L.412-1 and L.621-8 through L.621-8-3 of the French Code monétaire et financier.

Notice to Prospective Investors in Hong Kong

The units may not be offered or sold in Hong Kong by means of any document other than (i) in circumstances which do not constitute an offer to the public within the meaning of the Companies Ordinance (Cap. 32, Laws of Hong Kong), or (ii) to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder, or (iii) in other circumstances which do not result in the document being a “prospectus” within the meaning of the Companies Ordinance (Cap. 32, Laws of Hong Kong) and no advertisement, invitation or document relating to the units may be issued or may be in the possession of any person for the purpose of issue (in each case whether in Hong Kong or elsewhere), which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the laws of Hong Kong) other than with respect to units which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder.

Notice to Prospective Investors in Japan

The units have not been and will not be registered under the Financial Instruments and Exchange Law of Japan (Law No. 25 of 1948, as amended) and, accordingly, will not be offered or sold, directly or indirectly, in Japan, or for the benefit of any Japanese Person or to others for re-offering or resale, directly or indirectly, in Japan or to any Japanese Person, except in compliance with all applicable laws, regulations and ministerial guidelines promulgated by relevant Japanese governmental or regulatory authorities in effect at the relevant time. For the purposes of this paragraph, “Japanese Person” shall mean any person resident in Japan, including any corporation or other entity organized under the laws of Japan.

97

Notice to Prospective Investors in Singapore

This prospectus has not been registered as a prospectus with the Monetary Authority of Singapore. Accordingly, this prospectus and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the units may not be circulated or distributed, nor may the units be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (i) to an institutional investor under Section 274 of the Securities and Futures Act, Chapter 289 of Singapore (the “SFA”), (ii) to a relevant person pursuant to Section 275(1), or any person pursuant to Section 275(1A), and in accordance with the conditions specified in Section 275 of the SFA or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA, in each case subject to compliance with conditions set forth in the SFA.

Where the units are subscribed or purchased under Section 275 of the SFA by a relevant person which is:

•	shares, debentures and units of shares and debentures of that corporation or the beneficiaries’ rights and interest (howsoever described) in that trust shall not be transferred within six months after that corporation or that trust has acquired the shares pursuant to an offer made under Section 275 of the SFA except:

•	to an institutional investor (for corporations, under Section 274 of the SFA) or to a relevant person defined in Section 275(2) of the SFA, or to any person pursuant to an offer that is made on terms that such shares, debentures and units of shares and debentures of that corporation or such rights and interest in that trust are acquired at a consideration of not less than S$200,000 (or its equivalent in a foreign currency) for each transaction, whether such amount is to be paid for in cash or by exchange of securities or other assets, and further for corporations, in accordance with the conditions specified in Section 275 of the SFA;

•	where no consideration is or will be given for the transfer; or

•	where the transfer is by operation of law.

98

LEGAL MATTERS

Greenberg Traurig, LLP, New York, New York, is acting as our counsel in connection with the registration of our securities under the Securities Act, and as such, will pass upon the validity of the securities offered in this offering. Graubard Miller, New York, New York, is acting as counsel to the underwriters.

EXPERTS

The financial statements of Schultze Special Purpose Acquisition Corp. as of October 1, 2018 and for the period from June 11, 2018 (inception) through October 1, 2018 included in this prospectus have been audited by Marcum LLP, independent registered public accounting firm, as set forth in their report, thereon (which contains an explanatory paragraph relating to substantial doubt about the ability of Schultze Special Purpose Acquisition Corp. to continue as a going concern as described in Note 1 to the financial statements), appearing elsewhere in this prospectus, and are included in reliance on such report given upon the authority of such firm as experts in auditing and accounting.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form S-1 under the Securities Act with respect to the securities we are offering by this prospectus. This prospectus does not contain all of the information included in the registration statement. For further information about us and our securities, you should refer to the registration statement and the exhibits and schedules filed with the registration statement. Whenever we make reference in this prospectus to any of our contracts, agreements or other documents, the references are materially complete but may not include a description of all aspects of such contracts, agreements or other documents, and you should refer to the exhibits attached to the registration statement for copies of the actual contract, agreement or other document.

Upon completion of this offering, we will be subject to the information requirements of the Exchange Act and will file annual, quarterly and current event reports, proxy statements and other information with the SEC. You can read our SEC filings, including the registration statement, over the Internet at the SEC’s website at www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facility at 100 F Street, N.E., Washington, D.C. 20549.

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

99

SCHULTZE SPECIAL PURPOSE ACQUISITION CORP.

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

Schultze Special Purpose Acquisition Corp.

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Schultze Special Purpose Acquisition Corp. (the “Company”) as of October 1, 2018, the related statements of operations, stockholders’, equity and cash flows for the period from June 11, 2018 (inception) through October 1, 2018, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of October 1, 2018, and the results of its operations and its cash flows for the period from June 11, 2018 (inception) through October 1, 2018, in conformity with accounting principles generally accepted in the United States of America.

Explanatory Paragraph – Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As more fully described in Note 1 to the financial statements, its business plan is dependent on the completion of a financing and the Company’s cash and working capital as of October 1, 2018 are not sufficient to complete its planned activities. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1 and 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ Marcum LLP

Marcum LLP

We have served as the Company’s auditor since 2018.

New York, NY
October 9, 2018

F-2

Schultze Special Purpose Acquisition Corp.

Balance Sheet

October 1, 2018

ASSETS
Current asset — cash and cash equivalents	$100,000
Deferred offering costs	97,500
Total assets	$197,500

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable and accrued expenses	$72,500
Note payable – related party	100,000
Current liabilities	$172,500

Commitments
Stockholder’s equity:
Preferred stock, $0.0001 par value; 1,000,000 shares authorized, none issued or outstanding	—
Common stock, $0.0001 par value, 100,000,000 authorized shares, 4,312,500 shares issued and outstanding (1)	431
Additional paid-in-capital	24,569
Retained earnings	—
Total stockholders’ equity	25,000
Total liabilities and stockholders’ equity	$197,500

(1) This number includes an aggregate of up to 562,500 shares subject to forfeiture if the over-allotment option is not exercised in full or in part by the underwriters.

See accompanying notes to financial statements.

F-3

Schultze Special Purpose Acquisition Corp.

Statement of Operations

For the Period from June 11, 2018 (inception) through October 1, 2018

Revenues	$—
General and administrative expenses	—
Net income	—
Weighted average common shares outstanding
Basic and diluted (1)	3,750,000
Net income per common share:
Basic and diluted	$0.00

(1) This number excludes an aggregate of up to 562,500 shares subject to forfeiture if the over-allotment option is not exercised in full or in part by the underwriters.

See accompanying notes to financial statements.

F-4

Schultze Special Purpose Acquisition Corp.

Statement of Stockholders’ Equity

For the Period from June 11, 2018 (inception) through October 1, 2018

	Common Stock (1)		Additional Paid-in	Retained	Stockholders’
	Shares	Amount	Capital	Earnings	Equity
Sale of common stock to Sponsor	4,312,500	$431	$24,569	$—	$25,000
Net income	—	—	—	—	—
Balances, October 1, 2018	4,312,500	$431	$24,569	$—	$25,000

(1) This number includes an aggregate of up to 562,500 shares subject to forfeiture if the over-allotment option is not exercised in full or in part by the underwriters.

See accompanying notes to financial statements.

F-5

Schultze Special Purpose Acquisition Corp.

Statement of Cash Flows

For the Period from June 11, 2018 (inception) through October 1, 2018

Cash flows from operating activities:
Net Income	$—
Net cash provided by operating activities	—
Cash flows from financing activities:
Proceeds from issuance of promissory note by Sponsor	100,000
Payment of offering costs	(25,000)
Proceeds from sale of common stock to Sponsor	25,000
Net cash provided by financing activities	100,000
Increase in cash	100,000
Cash and cash equivalents at beginning of period (inception)	—
Cash and cash equivalents at end of period	100,000
Non-cash investing and financing activities:
Deferred offering costs included in accounts payable and accrued expenses	$72,500

See accompanying notes to financial statements.

F-6

Schultze Special Purpose Acquisition Corp.

Notes to Financial Statements

October 1, 2018

NOTE 1 – DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Organization and General:

Schultze Special Purpose Acquisition Corp. (the “Company”) was incorporated in Delaware on June 11, 2018. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”). The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, or the “Securities Act,” as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”).

At October 1, 2018, the Company had not commenced any operations. All activity for the period from June 11, 2018 (inception) through October 1, 2018 relates to the Company’s formation and the proposed initial public offering (“Proposed Offering”) described below. The Company will not generate any operating revenues until after completion of its initial business combination, at the earliest. The Company will generate non-operating income in the form of interest income on cash and cash equivalents from the proceeds derived from the Proposed Offering. The Company has selected December 31st as its fiscal year end.

Sponsor and Proposed Financing:

The Company’s sponsor is Schultze Special Purpose Acquisition Sponsor LLC, a Delaware limited liability corporation (the “Sponsor”). The Company intends to finance a business combination with proceeds from a $150,000,000 public offering (the “Proposed Offering” – Note 3) and a $4,550,000 private placement (Note 4). Upon the closing of the Proposed Offering and the private placement, $150,000,000 (or $172,500,000 if the underwriter’s over-allotment option is exercised in full—Note 3) will be held in the Trust Account (discussed below).

The Trust Account:

The Trust Account will be invested only in U.S. government treasury bills with a maturity of one hundred and eighty (180) days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940 which invest only in direct U.S. government obligations. Funds will remain in the Trust Account until the earlier of (i) the consummation of its first Business Combination or (ii) the distribution of the Trust Account as described below. The remaining proceeds outside the Trust Account may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

The Company’s certificate of incorporation provides that, other than the withdrawal of interest to pay taxes, if any, none of the funds held in trust will be released until the earlier of: (i) the completion of the Business Combination; or (ii) the redemption of 100% of the shares of common stock included in the Units being sold in the Proposed Offering if the Company is unable to complete a Business Combination within 18 months from the closing of the Proposed Offering (subject to the requirements of law).

Business Combination:

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Proposed Offering, although substantially all of the net proceeds of the Proposed Offering are intended to be generally applied toward consummating a Business Combination with (or acquisition of) a Target Business. As used herein, “Target Business” must be with one or more target businesses that together have a fair market value equal to at least 80% of the balance in the Trust Account net of taxes payable on the income from the Trust Account at the time of our signing a definitive agreement in connection with the Company’s initial business combination. Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination.

The Company currently anticipates structuring a Business Combination to acquire 100% of the equity interests or assets of the Target Business. The Company may, however, structure its initial Business Combination where it merges directly with the Target Business or where it acquires less than 100% of such interests or assets of the Target Business in order to meet certain objectives of the target management team or stockholders or for other reasons, but the Company will only complete such Business Combination if the post-transaction company owns or acquires more than 50% of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act of 1940, as amended, or the Investment Company Act.

F-7

The Company, after signing a definitive agreement for a Business Combination, will either (i) seek stockholder approval of the Business Combination at a meeting called for such purpose in connection with which stockholders may seek to redeem their shares, regardless of whether they vote for or against the Business Combination, for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest but less taxes payable, or (ii) provide stockholders with the opportunity to sell their shares to the Company by means of a tender offer (and thereby avoid the need for a stockholder vote) for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to commencement of the tender offer, including interest but less taxes payable. The decision as to whether the Company will seek stockholder approval of the Business Combination or will allow stockholders to sell their shares in a tender offer will be made by the Company, solely in its discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require the Company to seek stockholder approval unless a vote is required by NASDAQ rules. If the Company seeks stockholder approval, it will complete its Business Combination only if a majority of the outstanding shares of common stock voted are voted in favor of the Business Combination. However, in no event will the Company redeem its public shares in an amount that would cause its net tangible assets to be less than $5,000,001. In such case, the Company would not proceed with the redemption of its public shares and the related Business Combination, and instead may search for an alternate Business Combination.

If the Company holds a stockholder vote or there is a tender offer for shares in connection with a Business Combination, a public stockholder will have the right to redeem its shares for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest but less taxes payable. As a result, such shares of common stock will be recorded at redemption amount and classified as temporary equity upon the completion of the Proposed Offering, in accordance with FASB (“Financial Accounting Standards Board”) ASC (“Accounting Standards Codification”) 480, “Distinguishing Liabilities from Equity.” The amount in the Trust Account is initially anticipated to be $10.00 per public common share ($150,000,000 held in the Trust Account divided by 15,000,000 public common shares).

Notwithstanding the foregoing redemption rights, if the Company seeks stockholder approval of its initial Business Combination in conjunction with a stockholder vote pursuant to a proxy solicitation, the Company’s amended and restated certificate of incorporation will provide that a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a "group" (as defined under Section 13 of the Exchange Act), will be restricted from redeeming its shares of common stock with respect to an aggregate of more than 15% of the shares of common stock sold in the Proposed Offering without the Company’s prior consent.

The Company will only have 18 months from the closing date of the Proposed Offering to complete its initial Business Combination. If the Company does not complete a Business Combination within this period of time, it shall (i) cease all operations except for the purposes of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the public shares of common stock for a per share pro rata portion of the Trust Account, including interest, but less taxes payable (less up to $150,000 of such net interest to pay dissolution expenses) and (iii) as promptly as possible following such redemption, dissolve and liquidate the balance of the Company’s net assets to its remaining stockholders, as part of its plan of dissolution and liquidation. The initial stockholders have entered into letter agreements with us, pursuant to which they have waived their rights to participate in any redemption with respect to their initial shares; however, if the initial stockholders or any of the Company’s officers, directors or affiliates acquire shares of common stock in or after the Proposed Offering, they will be entitled to a pro rata share of the Trust Account upon the Company’s redemption or liquidation in the event the Company does not complete a Business Combination within the required time period.

In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per Unit in the Proposed Offering.

Going Concern Consideration

At October 1, 2018, the Company had cash and cash equivalents of $100,000 and a working capital deficit of $72,500. Further, the Company has incurred, and expects to continue to incur, significant costs in pursuit of its financing and acquisition plans. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management plans to address this uncertainty through the Proposed Public Offering as discussed in Note 3. There is no assurance that the Company’s plans to raise capital or to consummate a Business Combination will be successful or successful within the required time period. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

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NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation:

The financial statements of the Company are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”).

Emerging Growth Company

Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of our financial statements with another public company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Net Loss Per Common Share:

Net loss per common share is computed by dividing net loss applicable to common stockholders by the weighted average number of common shares outstanding during the period, excluding shares of common stock subject to forfeiture by the Sponsor, plus to the extent dilutive the incremental number of shares of common stock to settle warrants, as calculated using the treasury stock method. At October 1, 2018, the Company did not have any dilutive securities and other contracts that could, potentially, be exercised or converted into common stock and then share in the earnings of the Company under the treasury stock method. Weighted average shares were reduced for the effect of an aggregate of 562,500 shares of common stock that are subject to forfeiture if the over-allotment option is not exercised by the underwriter. As a result, diluted loss per common share is the same as basic loss per common share for the period.

Concentration of Credit Risk:

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which at times, may exceed the Federal depository insurance coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Financial Instruments:

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the balance sheet.

Use of Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of a condition, situation or set of circumstances that existed as of the date of the financial statements which management considered in formulating its estimate could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Deferred Offering Costs:

The Company complies with the requirements of the ASC 340-10-S99-1 and SEC Staff Accounting Bulletin (SAB) Topic 5A – “Expenses of Offering”. Deferred offering costs of approximately $97,500 consist principally of cost incurred in connection with formation and preparation for the Proposed Offering. These costs, together with the underwriter discount, will be charged to capital upon completion of the Proposed Offering or charged to operations if the Proposed Offering is not completed. Deferred offering costs consist of $25,000 for underwriting expenses, $60,000 for legal fees and $12,500 for accounting fees incurred in connection with the Proposed Offering.

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Income Taxes:

The Company follows the asset and liability method of accounting for income taxes under FASB ASC, 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

FASB ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. There were no unrecognized tax benefits as of October 1, 2018. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties at October 1, 2018. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception. The Company may be subject to potential examination by federal, state and city taxing authorities in the areas of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with federal, state and city tax laws. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

The provision for income taxes was deemed to be immaterial for the period ended October 1, 2018.

Recent Accounting Pronouncements:

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statements.

NOTE 3 – PUBLIC OFFERING

Pursuant to the Proposed Offering, the Company intends to offer for sale up to 15,000,000 units at a price of $10.00 per unit (the “Units”). Each Unit consists of one share of the Company’s common stock, $0.0001 par value and one warrant (the “Warrants”). Under the terms of a proposed warrant agreement, the Company has agreed to use its best efforts to file a new registration statement under the Securities Act, following the completion of the Company’s initial Business Combination. Each Warrant entitles the holder to purchase one share of common stock at a price of $11.50. Each Warrant will become exercisable on the later of 30 days after the completion of the Company’s initial Business Combination or 12 months from the closing of the Proposed Offering and will expire five years after the completion of the Company’s initial Business Combination or earlier upon redemption or liquidation. However, if the Company does not complete its initial Business Combination on or prior to the 18-month period allotted to complete the Business Combination, the Warrants will expire at the end of such period. If the Company is unable to deliver registered shares of common stock to the holder upon exercise of Warrants issued in connection with the 15,000,000 public units during the exercise period, there will be no net cash settlement of these Warrants and the Warrants will expire worthless, unless they may be exercised on a cashless basis in the circumstances described in the warrant agreement. Once the warrants become exercisable for cash, the Company may redeem the outstanding warrants in whole and not in part at a price of $0.01 per warrant upon a minimum of 30 days’ prior written notice of redemption, only in the event that the last sale price of the Company’s shares of common stock equals or exceeds $18.00 per share for any 20 trading days within the 30-trading day period ending on the third trading day before the Company sends the notice of redemption to the warrant holders.

The Company expects to grant the underwriters a 45-day option to purchase up to 2,250,000 additional Units to cover any over-allotment, at the initial public offering price less the underwriting discounts and commissions.

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NOTE 4 – RELATED PARTY TRANSACTIONS

Founder Shares

In September 2018, the Sponsor purchased 4,312,500 shares of common stock (the “Founder Shares”) for $25,000, or approximately $0.006 per share. The Founder Shares are identical to the common stock included in the Units being sold in the Proposed Offering except that the Founder Shares are subject to certain transfer restrictions, as described in more detail below. The Sponsor has agreed to forfeit up to 562,500 Founder Shares to the extent that the over-allotment option is not exercised in full by the underwriters. The forfeiture will be adjusted to the extent that the over-allotment option is not exercised in full by the underwriters so that the initial stockholders will own 20.0% of the Company’s issued and outstanding shares after the Proposed Offering (assuming the initial shareholders do not purchase any share in the Proposed Offering). If the Company increases or decreases the size of the offering pursuant to Rule 462(b) under the Securities Act, the Company will effect a stock dividend or share contribution back to capital, as applicable, immediately prior to the consummation of the Proposed Offering in such amount as to maintain the ownership of the Company’s stockholders prior to the Proposed Offering at 20.0% of the Company’s issued and outstanding shares of the Company’s common stock upon the consummation of the Proposed Offering.

The Sponsor and the Company’s officers and directors will enter into a letter agreement with the Company, pursuant to which they will agree to (i) waive their redemption rights with respect to their Founder Shares and public shares in connection with the completion of the initial Business Combination, (ii) waive their redemption rights with respect to their Founder Shares and public shares in connection with a stockholder vote to approve an amendment to the Company’s amended and restated certificate of incorporation (A) to modify the substance or timing of the Company’s obligation to redeem 100% of its public shares if it does not complete an initial Business Combination within 18 months from the closing of the Proposed Offering or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity and (iii) waive their rights to liquidating distributions from the trust account with respect to their Founder Shares if the Company fails to complete an initial Business Combination within 18 months from the closing of the Proposed Offering, although they will be entitled to liquidating distributions from the Trust Account with respect to any public shares they hold if the Company fails to complete its initial Business Combination within the prescribed time frame. Pursuant to the letter agreement, the Sponsor and the Company’s officers and directors will also agree to vote any Founder Shares held by them and any public shares purchased during or after the Proposed Offering (including in open market and privately negotiated transactions) in favor of the initial Business Combination

The Company’s initial stockholders have agreed not to transfer, assign or sell any of their Founder Shares until the earlier of (A) one year after the completion of the Company’s initial Business Combination, or earlier if, subsequent to the Company’s initial Business Combination, the last sale price of the Company’s common stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period or (B) the date on which the Company completes a liquidation, merger, stock exchange or other similar transaction after the initial Business Combination that results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property (the “Lock Up Period”).

Private Placement Warrants

The Sponsor has agreed to purchase from the Company an aggregate of 4,550,000 warrants at a price of $1.00 per warrant (a purchase price of $4,550,000), in a private placement that will occur simultaneously with the completion of the Proposed Offering (the “Private Placement Warrants”). The Sponsor has also agreed that if the over-allotment option is exercised by the underwriters in full or in part, it will purchase from the Company up to an additional 450,000 Private Placement Warrants at a price of $1.00 per warrant. These additional Private Placement Warrants would be purchased in a private placement that will occur simultaneously with the purchase of units resulting from the exercise of the over-allotment option. Each Private Placement Warrant entitles the holder to purchase one share of common stock at $11.50 per share. The purchase price of the Private Placement Warrants will be added to the proceeds from the Proposed Offering to be held in the Trust Account pending completion of the Company’s initial Business Combination. The Private Placement Warrants (including the common stock issuable upon exercise of the Private Placement Warrants) will not be transferable, assignable or salable until the completion of the initial Business Combination and they will be non-redeemable so long as they are held by the Sponsor or its permitted transferees. If the Private Placement Warrants are held by someone other than the Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the warrants included in the Units being sold in the Proposed Offering. Otherwise, the Private Placement Warrants have terms and provisions that are identical to those of the Warrants being sold as part of the Units in the Proposed Offering and have no net cash settlement provisions.

If the Company does not complete a Business Combination, then the proceeds will be part of the liquidating distribution to the public stockholders and the Warrants issued to the Sponsor will expire worthless.

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Registration Rights

The Company’s initial stockholders and holders of the Private Placement Warrants will be entitled to registration rights pursuant to a registration rights agreement to be signed on or before the date of the prospectus for the Proposed Offering. The Company’s initial stockholders and holders of the Private Placement Warrants will be entitled to make up to three demands, excluding short form registration demands, that the Company register such securities for sale under the Securities Act. In addition, these holders will have “piggy-back” registration rights to include their securities in other registration statements filed by the Company. The Company will bear the expenses incurred in connection with the filing of any such registration statements. The registration rights agreement does not provide for any penalties associated with delays in registering the securities.

Related Party Loans

On September 13, 2018, the Company’s Sponsor agreed to loan the Company up to an aggregate of $250,000 against the issuance of an unsecured promissory note (the “Note”) to cover expenses related to this Proposed Offering. This loan is non-interest bearing and payable on the earlier of June 30, 2019, the completion of the Proposed Offering or upon our written request. At October 1, 2018, the Company has an outstanding balance of $100,000 under this loan from the Sponsor.

Administrative Service Agreement and Services Agreement

The Company has agreed to pay $10,000 a month for office space, administrative services and secretarial support to an affiliate of the Sponsor, Schultze Asset Management, LP. Services will commence on the date the securities are first listed on the NASDAQ Capital Market and will terminate upon the earlier of the consummation by the Company of an initial Business Combination or the liquidation of the Company. However, pursuant to the terms of such agreement, the Company may delay payment of such monthly fee upon a determination by the Company’s audit committee that the Company lacks sufficient funds held outside the Trust Account to pay actual or anticipated expenses in connection with an initial Business Combination. Any such unpaid amount will accrue without interest and either be due and payable no later than the date of the consummation of an initial Business Combination, or, at the option of the affiliate of the Company’s executive officers, treated as working capital loans and be convertible into additional warrants on terms identical to the private placement warrants. If the Company does not consummate an initial Business Combination, any accrued amounts would be forgiven.

Fair Value Measurement

The Company complies with ASC 820, “Fair Value Measurement,” for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually.

As of October 1, 2018, cash consisted of cash held in a money market mutual fund and accordingly, is considered a cash equivalent. The following table presents information about the Company’s assets and liabilities that are measured at fair value on a recurring basis as of October 1, 2018, and indicates the fair value hierarchy of the valuation techniques the Company utilized to determine such fair value. In general, fair values determined by Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities. Fair values determined by Level 2 inputs utilize data points that are observable such as quoted prices, interest rates and yield curves. Fair values determined by Level 3 inputs are unobservable data points for the asset or liability, and includes situations where there is little, if any, market activity for the asset or liability:

	October 1, 2018	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Assets:
Cash held in money market mutual fund	$100,000	$100,000	$-	$-

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Note 5 — Commitments and Contingencies

Agreements with underwriters

The Company will grant the underwriters a 45-day option to purchase up to 2,250,000 additional Units to cover the over-allotment at the Proposed Public Offering price less the underwriting discounts and commissions. In addition, the underwriters will be entitled to an underwriting discount of 2.0%, payable in cash at the closing of the Proposed Public Offering. No discounts or commissions will be paid on the sale of the Private Placement Units.

Business Combination Marketing Agreement

The Company engaged EarlyBirdCapital as advisor in connection with our Business Combination to assist us in holding meetings with its stockholders to discuss the potential Business Combination and the target business’ attributes, introduce us to potential investors that are interested in purchasing the Company’s securities, assist the Company in obtaining stockholder approval for the Business Combination and assist the Company with its press releases and public filings in connection with the Business Combination. The Company will pay EarlyBirdCapital a cash fee for such services upon the consummation of our initial business combination in an amount equal to 3.5% of the gross proceeds of the Proposed Offering; provided that the Company has the right to allocate up to 35% of the fee to any of the underwriters in the Proposed Offering or other FINRA member firms it retains to assist the Company in connection with its initial Business Combination.

NOTE 6 – STOCKHOLDER’S EQUITY

Common Stock

The Company is authorized to issue 100,000,000 shares of common stock, par value $0.0001 per share

In connection with the organization of the Company, a total of 4,312,500 shares of common stock were sold to the Sponsor at a price of approximately $0.006 per share for an aggregate of $25,000 (“Founder Shares”). The 4,312,500 Founders Shares include an aggregate of up to 562,500 shares of common stock subject to forfeiture to the extent that the over-allotment option is not exercised by the underwriters in full or in part. The Sponsor will be required to forfeit only a number of shares of common stock necessary to continue to maintain the 20.0% ownership interest in our shares of common stock after giving effect to the offering and exercise, if any, of the underwriters’ over-allotment option (assuming the initial shareholders do not purchase any share in the Proposed Offering).

Preferred Stock

The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors. At October 1, 2018, there were no shares of preferred stock issued and outstanding.

NOTE 7 – SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to October 9, 2018, the date that the financial statements were issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.

F-13

15,000,000 Units

SCHULTZE SPECIAL PURPOSE ACQUISITION CORP.

PRELIMINARY PROSPECTUS

      , 2018

EarlyBirdCapital, Inc.	BTIG

Until                 , 2018 (25 days after the date of this prospectus), all dealers that buy, sell or trade our common stock, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 13. Other Expenses of Issuance and Distribution.

The estimated expenses payable by us in connection with the offering described in this registration statement (other than the underwriting discount and commissions) will be as follows:

SEC registration fee	20,907
FINRA filing fee	26,375
Accounting fees and expenses	32,500
Nasdaq listing fees	75,000
Printing and engraving expenses	50,000
Legal fees and expenses	300,000
Directors & Officers insurance	125,000
Miscellaneous	20,218	(1)
Total	$650,000

(1)	This amount represents additional expenses that may be incurred by the Company in connection with the offering over and above those specifically listed above, including distribution and mailing costs.

Item 14. Indemnification of Directors and Officers.

Our certificate of incorporation provides that all directors, officers, employees and agents of the registrant shall be entitled to be indemnified by us to the fullest extent permitted by Section 145 of the Delaware General Corporation Law.

Section 145 of the Delaware General Corporation Law concerning indemnification of officers, directors, employees and agents is set forth below.

“Section 145. Indemnification of officers, directors, employees and agents; insurance.

(a)	A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, has reasonable cause to believe that the person’s conduct was unlawful.

(b)	A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

(c)	To the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b) of this section, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

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(d)	Any indemnification under subsections (a) and (b) of this section (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in subsections (a) and (b) of this section. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.

(e)	Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this section. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the corporation deems appropriate.

(f)	The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office.

(g)	A corporation shall have power to purchase and maintain insurance on behalf of any person who is or was director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under this section.

(h)	For purposes of this section, references to “the corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this section with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

(i)	For purposes of this section, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this section.

(j)	The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

(k)	The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions for advancement of expenses or indemnification brought under this section or under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. The Court of Chancery may summarily determine a corporation’s obligation to advance expenses (including attorneys’ fees).”

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers, and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by a director, officer or controlling person in a successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to the court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

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Paragraph of Article of our certificate of incorporation provides:

“The Corporation, to the full extent permitted by Section 145 of the GCL, as amended from time to time, shall indemnify all persons whom it may indemnify pursuant thereto. Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative, or investigative action, suit or proceeding for which such officer or director may be entitled to indemnification hereunder shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized hereby.”

Pursuant to the Underwriting Agreement filed as Exhibit 1.1 to this Registration Statement, we have agreed to indemnify the underwriters and the underwriters have agreed to indemnify us against certain civil liabilities that may be incurred in connection with this offering, including certain liabilities under the Securities Act.

Item 15. Recent Sales of Unregistered Securities.

(a)	During the past three years, we sold the following shares of common stock without registration under the Securities Act:

Stockholder	Number of Shares
Schultze Special Purpose Acquisition Sponsor, LLC	4,312,500

Such shares were issued in September 2018, pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act as the shares were sold to an accredited investor. The shares issued were sold for an aggregate offering price of $25,000 at an average purchase price of approximately $0.006 per share.

Our sponsor has also committed to purchase from us 4,550,000 private placement warrants at $1.00 per warrant (for an aggregate purchase price of $4,550,000). This purchase will take place on a private placement basis simultaneously with the consummation of our initial public offering. Our sponsor has also committed to purchase up to a maximum of 450,000 additional private placement warrants in proportion to the amount of the underwriters’ over-allotment option that is exercised. These issuances will be made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.

No underwriting discounts or commissions were paid with respect to such sales.

Item 16. Exhibits and Financial Statement Schedules.

(a)	The following exhibits are filed as part of this Registration Statement:

Exhibit No.	Description

1.1	Form of Underwriting Agreement.**

1.2	Letter Agreement between the Registrant and EarlyBirdCapital.**

3.1	Certificate of Incorporation.*

3.2	Amended and Restated Certificate of Incorporation.**

3.3	By-laws.**

4.1	Specimen Unit Certificate.**

4.2	Specimen Common Stock Certificate.**

4.3	Specimen Warrant Certificate.**

4.4	Form of Warrant Agreement between Continental Stock Transfer & Trust Company and the Registrant.**

5.1	Opinion of Greenberg Traurig, LLP.**

10.1	Form of Letter Agreement for the Registrant’s sponsor, officers and directors.**

10.2	Form of Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and the Registrant.**

10.3	Form of Stock Escrow Agreement between the Registrant, Continental Stock Transfer & Trust Company and the Initial Stockholders.**

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10.4	Form of Registration Rights Agreement among the Registrant and the Initial Stockholders.**

10.5	Form of Warrant Purchase Agreement.**

10.6	Form of Administrative Services Agreement.**

10.7	Securities Purchase Agreement, dated September 25, 2018, between the Registrant and Schultze Special Purpose Acquisition Sponsor, LLC.*

10.8	Securities Assignment Agreement, dated September 25, 2018, between Schultze Special Purpose Acquisition Sponsor, LLC and the independent director nominees.*

14	Code of Ethics.**

23.1	Consent of Marcum LLP *

23.2	Consent of Greenberg Traurig, LLP (included in Exhibit 5.1).**

24	Power of Attorney (included on signature page of this Registration Statement).*

99.1	Consent of William LaPerch.*

99.2	Consent of William T. Allen.*

99.3	Consent of John J. Walker.*

99.4	Consent of Gary M. Julien.*

*	Filed herewith.
**	To be filed by amendment.

Item 17. Undertakings.

(a)	The undersigned registrant hereby undertakes:

(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

i.	To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

ii.	To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

iii.	To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2)	That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)	That for the purpose of determining any liability under the Securities Act of 1933 in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)	Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)	Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii)	The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv)	Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

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(b)	The undersigned hereby undertakes to provide to the underwriter at the closing specified in the underwriting agreements, certificates in such denominations and registered in such names as required by the underwriter to permit prompt delivery to each purchaser.

(c)	Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(d)	The undersigned registrant hereby undertakes that:

(1)	For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(2)	For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Rye Brook, New York, on the 20th day of November, 2018.

SCHULTZE SPECIAL PURPOSE ACQUISITION CORP.

By:	/s/ George J. Schultze
George J. Schultze Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints George J. Schultze and Jeffrey M. Glick his true and lawful attorney-in-fact, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign any and all amendments including pre- and post-effective amendments to this registration statement, any subsequent registration statement for the same offering which may be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and pre- or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitute, each acting alone, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Position	Date

/s/ George J. Schultze	Chief Executive Officer (Principal Executive Officer)	November 20, 2018
George J. Schultze

/s/ Jeffrey M. Glick	Chief Financial Officer (Principal Financial and	November 20, 2018
Jeffrey M. Glick	Accounting Officer)